SEMI ANNUAL REPORT TO SHAREHOLDERS

                                [GUARDIAN LOGO]

                                        SEMI ANNUAL
                                        REPORT TO
                                        SHAREHOLDERS

                                        June 30, 2002

                          THE PARK AVENUE PORTFOLIO(R)

                                        The Guardian Park Avenue Fund(R)

                                        The Guardian Park Avenue Small Cap
                                        Fund(SM)

                                        The Guardian Asset Allocation Fund(SM)

                                        The Guardian S&P 500 Index Fund(SM)

                                        The Guardian Baillie Gifford
                                        International Fund(SM)

                                        The Guardian Baillie Gifford
                                        Emerging Markets Fund(SM)

                                        The Guardian Investment Quality Bond
                                        Fund(SM)

                                        The Guardian High Yield Bond Fund(SM)

                                        The Guardian Tax-Exempt Fund(SM)

                                        The Guardian Cash Management Fund(SM)

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

DEAR SHAREHOLDER:

[PHOTO]                        THE DISCONNECTION: THE STOCK MARKET AND THE
Frank J. Jones, Ph.D.          ECONOMY
Chief Investment Officer
                               The S&P 500 Index,(1) after declines of 9.1%
                               and 11.9% during 2000 and 2001, respec-
                               tively, further declined by 13.2% during the
                               first half of 2002. The performance of the
                               stock market during 2000 and 2001 was under-
                               standable, perhaps even inevitable. The
                               decline was largely due to the stock market
                               bubble--Alan Greenspan's "irrational exuber-
                               ance"--of 1998 and 1999, which ended during
                               March 2000. But few forecast the decline
                               during the first half of 2002. The S&P 500
                               Index has not declined by three consecutive
                               years since 1939-41, a very different era.
                               What has happened? And what do investors do
                               in response?

  Before responding to these questions, consider a few background facts.

  - The National Bureau of Economic Research (NBER), the official arbiter of the beginning and end of recessions, has asserted that the beginning of the current recession was March 2001--they have not yet officially stated its ending date;

  - The stock market, as measured by the Dow Jones Industrial Average (DJIA)(2) after 9/11, reached its low on September 21, 2001, and from this level increased by 21.9% by January 4, 2002;

  - Despite the NBER's assertion that a recession had begun during March 2001, there were only three quarters of moderate decreases in real, that is, inflation adjusted, GDP,(3) the first three quarters of 2001 with real GDP growth of -0.6%, -1.6%, and -0.3%, respectively;

  - During the first quarter of 2002, real GDP is reported to have increased by a very strong and certainly unsustainable 5.0% (although the major contributors were inventory effects and government spending, not an ideal foundation for a recovery);

  - For the second quarter of 2002, real GDP increased by 1.1%;

  - Corporate profits (on a year-over-year basis) are rebounding reasonably strongly from their lows during mid-2001, as shown in the table below.

-----------------------------------------------------
         1ST       2ND       3RD       4TH
       QUARTER   QUARTER   QUARTER   QUARTER   ANNUAL
-----------------------------------------------------
2000      18%       15%       10%       -4%        8%
-----------------------------------------------------
2001     -11%      -23%      -26%      -23%      -18%
-----------------------------------------------------
2002      -8%        5%       17%       27%       10%
-----------------------------------------------------
(The numbers in the table are based on S&P 500 Index
  earnings per share data from First Call. Data for
  2002, except 1st quarter, are estimates.)
-----------------------------------------------------

As indicated, corporate profits were very weak during 2001, and the quarter of the largest (year-over-year) decline was the third quarter of 2001. Corporate profit growth is expected to resume during the second quarter 2002, with an increase of 5%, and be much stronger during the last half of 2002.

  - Finally, based on considerable economic history, as shown in the table below, the stock market, which according to the conventional wisdom tends to lead economic cycles both on the upside and the downside, would have been expected to perform well during the first half of 2002. The data demonstrate that while the stock market, as measured by DJIA, has historically done quite well coming out of previous recessions, it has performed uncharacteristically poorly during the current recovery.

---------------------------------------------------
RECESSION TROUGH                       DJIA RETURN*
---------------------------------------------------
         Jun-38                          40.90%
---------------------------------------------------
         Nov-70                          21.80%
---------------------------------------------------
         Mar-19                          20.10%
---------------------------------------------------
         Dec-14                          18.00%
---------------------------------------------------
         Nov-27                          16.80%
---------------------------------------------------
         Jul-24                          16.70%
---------------------------------------------------
         Jun-21                          15.20%
---------------------------------------------------
         Apr-58                          14.30%
---------------------------------------------------
         Median                          13.90%
---------------------------------------------------
         Nov-82                          13.40%
---------------------------------------------------
         Jan-12                          12.10%
---------------------------------------------------
         Mar-75                          10.60%
---------------------------------------------------
         May-54                          10.60%
---------------------------------------------------
         Oct-49                           9.30%
---------------------------------------------------
         Jul-80                           8.40%
---------------------------------------------------
         Feb-61                           7.60%
---------------------------------------------------
         Oct-45                           7.50%
---------------------------------------------------
         Mar-91                           4.00%
---------------------------------------------------
         Jan-02                          -5.50%
---------------------------------------------------
Source: The Wall Street Journal, June 10, 2002,
  p.A2
---------------------------------------------------
* Average return during slightly more than five
  months after the recession trough.
---------------------------------------------------

--------------------

(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment.

(2) The Dow Jones Industrial Average (DJIA) is an unmanaged index of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market activity.

(3) Gross Domestic Product (GDP) measures the value of goods and services produced in an economy. Real GDP is the gross domestic product adjusted for changes in price level. Real GDP growth is generally used as the basis to assess economic performance.

  Relative to history, it appears that the stock market has disconnected from the economy. What has happened? The answer to this question was given quite adequately by both Otto Eckstein, a world-renowned econometric model builder from Harvard University, and Gilda Radner, a performer on Saturday Night Live. Otto said, "The outcome is determined by the next equation," which translated into "common speak" means that it's something we have not thought of that determines the future. Gilda Radner said, "It's always something." This needs no translation. These two quotes provide two equally eloquent answers to the question, "What has happened?"

  What is Otto's "next equation?" Or perhaps equations? What is Gilda's "something?" It appears to the author that the potential "next equations" or "something" are mainly non-economic and non-fundamental, not the standard fundamental, quantitative economic factors which are typically discussed. Specifically, the two "somethings" are geopolitical risk and corporate malfeasance.

  Before addressing these non-economic factors, however, some economic issues are relevant. Consider one in particular. The standard method used by economists for evaluating a recession is based on real GDP. As indicated, on this basis the 2001 recession was very mild. However, on the basis of nominal, that is, non-inflation-adjusted, GDP, the 2001 recession was the most severe in 40 years. The difference between these two observations is inflation. That is, inflation during the 2001 recession was moderate relative to previous recessions. Why is this an important distinction? The relevance of this observation is that inflation is related to pricing power by corporations, that is, it is easier to increase prices during inflationary periods. Pricing power, in turn, is related to corporate profits which, of course, is related to the level of the stock market. This rationale is the basis for the weakness of corporate profits during the last two years.

  There are also other fundamental reasons for the weakness in the stock market. Among them are:

  - Despite the significant decline in the S&P 500 Index since March 2000, stock market valuations (for example, on the basis of the price to earnings ratio (P/E) remain high on a historical basis;

  - Capital expenditures remain weak; and

  - The U.S. dollar has weakened significantly and the balance of trade remains very negative.

  While these fundamental economic factors are relevant, they do not seem to provide the complete answer to the recent weakness in the stock market, and the recent disconnection.

  Rather, as indicated above, the major reasons for the disconnection of the stock market to the economy seem to be non-economic. The first potential non-economic response relates to 9/11. The 9/11 tragedy caused a sharp drop in the stock market ("increased the risk premium" as the analysts say). But the nadir was reached after only ten days on 9/21, a decline of 7% for the S&P 500 Index. From the bottom, the S&P 500 Index surged by 21.9% on January 4, 2002. With the economy strengthening, the stage seemed to be set for a moderate, although not exuberant, rally. Again, what happened?

  About this time, a seemingly never-ending series of corporate malfeasances began. First, Enron, at one time the sixth largest U.S. corporation, was removed from the S&P 500 Index on November 29, 2001 and declared bankruptcy on December 2, 2001, a remarkably short period. Quickly following, Adelphia, Qwest and Global Crossing and others provided damaging reports. The list continued with WorldCom, the second largest U.S. long distance carrier, announcing a $3.8 billion expense and earnings misstatement on June 25, 2002.

  While every case was somewhat unique, the common pattern was as follows:
Corporate management would engage in deceptive (or worse) accounting practices which would maintain or increase earnings, which, in turn, would maintain or increase stock prices. The audit committees of the board of directors, the overall boards, and the public accountants would not detect the malfeasances; and external counsel would be silent. Many "Wall Street" equity analysts would not only fail to detect the problems, but in many cases would continue to be cheerleaders for the corporations. The executives would sell large amounts of stock based on their stock options or, in some cases, stock purchased with loans from the company. The malfeasances are detected and publicized. The corporations' stock prices decline precipitously. Finally, the shareholders, often including the employees, would experience significant investment losses and employees would lose jobs.

  Who is implicated? The list includes corporate management, the boards of directors, particularly their audit committees, the public accountants, external counsel, Wall Street analysts, and even various regulators. The relevant issues include corporate governance, accounting methodology, the independence of public auditors; and the conflicts of interest of Wall Street analysts.

  This series of corporate malfeasances has affected the confidence and trust of investors, both individual and institutional. One year ago, the U.S. was preaching the virtues of U.S. capitalism around the world. Now the U.S. is on the defensive with respect to capitalism.

  It seems to the author that this investor distrust related to corporate malfeasance is the major reason for the significant decline in the stock market during 2002 despite a reasonable economic recovery. That is, it is the reason for the disconnection of the stock market from the economy.

  In addition, to be neither dismissive nor tolerant of the scandals, history should be at least considered. At the end of the stock market bubble of the 1920's and during the bust of the 1930's corporate scandals were also rife. Now as with previous bubbles, the easy profits of the 1990's have spawned excess and abuses.

  While quantitative fundamental factors have and will continue to affect the stock market, I believe that the main issues currently affecting the stock market are the non-fundamental factors related to diminished investor confidence due primarily to corporate malfeasance and also to terrorism. Recently, I believe, the effect of corporate malfeasance on the investor psyche has been the reason for the disconnect between the stock market and the economy.

  If so, will investors recover? If so, when will the recovery occur? And, through which devices? Let me address these questions by a series of questions and answers. Will there be more Enron/WorldCom etc. episodes? Most likely. Is the worst over? Most likely, both in terms of the number and severity of the episodes and also their effect on the investor psyche. Will investor confidence and the stock market recover? Yes. The equity risk premium will not continue to increase or even stay at this level. Finally, why am I optimistic?

  There has been much press about Presidential speeches, Congressional hearings, and SEC actions. However, there have also been many very basic "fixes" bubbling up from the private sector on several dimensions. Both Standard & Poor's and Goldman Sachs are attempting to enhance their system for evaluating corporate earnings. Some large pension funds have been pressuring many corporations and their boards for improved corporate governance practices. In addition, the New York Stock Exchange has also proposed updated corporate governance practices. Many of the upright CEOs are also taking umbrage over being tarred with the "sins" of their less ethical brethren and are pressuring for changes. Recently, for example, several corporations have announced that they would begin accounting for employee stock options as current expenses. And beginning in August 2002, corporate CEOs and CFOs have to sign off on their financial statements. Through these devices, both reporting and corporate governance problems are being purged.

  Finally, the Wall Street analysts, partly due to actions by the legal system, partly due to concerns about future litigation, and partly to restore their reputations, are becoming more like analysts and less like cheerleaders.

  It may turn out that Alan Greenspan's reference before Congress during July to the "infectious greed" of the corporate culture as the cause of the breakdown of investor confidence will be a harbinger of the cure, just as his reference during 1996 to the "irrational exuberance" of investors was the harbinger of the bubble.

  I believe that the stock market will recover, and in the second half of 2002. Accepting this, the next question is by how much. By 20% per year, as it did during 1998-1999? Certainly not. At the 11% long term average over 1926-2001? Perhaps, but even this long-term average may be too ambitious for the next couple of years. Recent, still high valuations and the continuing fragility of the investor psyche for reasons discussed may continue to moderate stock market growth. But I believe that the economic recovery will continue at a moderate pace and that the stock market will reconnect to the economy. Economic growth is expected to occur at a reasonable pace (3%-4%) during the last half of 2002. The reconnection will most likely happen during the last half of 2002, or early 2003.

  A more cautious case, however, can be made regarding the recovery of the economy and the stock market. With respect to the economy, capital expenditures could remain weak due to excess capacity and weak pricing power. Consumer spending could become weak after a long period of strength due to the stock market decline and a moderation or even reversal of the strong housing market. Another factor which could retard the economic recovery is a continued weakening of the U.S. dollar, a resulting withdrawal of international investments in the U.S., and a significant rise in interest rates. The downside risk to the economy is a "double dip," that is, the economy reverting into another recession, as the U.S. economy experienced during 1980-82. Some analysts are asserting that the weak stock market is foreseeing a double dip recession. While such a retreat is possible, the author believes that it is unlikely.

  Consider next the downside case for the stock market. In addition to the non-fundamental factors discussed, a case can be made for a weak stock market even in the event of a moderate economic recovery. One case is made on the basis of valuation. Even though the S&P 500 Index has retreated by 40% from its high in March, 2000 through July 15, 2002 the markets' valuation--say based on the P/E--remains high by historical standards. But even if the market were fairly valued currently, that does not mean that it could not overshoot fair value on the downside just as it did on the upside during 1997 through early 2000. The overshoot on the downside could be driven by the fragile investor psyche just as the overshoot on the upside was driven by the technology mania.

  In addition, even if the P/E valuation were currently "fair," there are uncertainties about whether the earnings measures are currently accurate; that is, there are uncertainties about the quality of current reported earnings. And the purging of reported earnings, as suggested above, will moderate future earnings growth.

  Secondly, the stock market can remain disconnected from the economy for significant periods of time. For example, over the period from the beginning of 1965 until the end of 1981 (17 years) the DJIA was virtually flat (from 874.12 to 875.00) while Gross National Product(4) increased by 370% (9.5% nominal and 3.4% real per year). During this period, yields increased significantly and corporate profits were weak.

  Could a similar environment develop now? Yes, but I believe it is unlikely. It seems more likely that the economy will experience moderate economic growth, corporate malfeasances will be purged, the investor psyche will be restored, and the stock market will reconnect to the economy and increase moderately, perhaps at its long term growth rate or slightly slower.

INVESTOR BEHAVIOR

  Having endured a very unstable stock market, that is, a bubble, the burst of a bubble and a sustained exceptionally poor stock market by historical standards, how should individual investors behave? I have provided three recommendations. First, have realistic expectations. The stock market is not likely to increase by 20% per year as it did during 1998-1999, and even more strongly during 1995-1997. Neither is the stock market likely to decrease by 10.5% per year as it did during 2000-2001. In my opinion, it is more likely to return to its historical average increase of about 11% annually over the long-term, or somewhat less, perhaps 9%-10%.

  Furthermore, do not improve your retirement projections by increasing either your expected investment return (the 9%-10% expectation is for stocks only--the return for a diversified portfolio might be 7% or less) and/or inappropriately increasing the risk of your portfolio. Rather, modify your plans early in the retirement planning process by either saving more during your employment period, working longer (perhaps with a part-time job after your initial retirement), or spending less after retirement. Only realistic investment return expectations will provide the basis for a realistic retirement plan and appropriate investment and employment behavior.

  Second, understand your own risk tolerance and develop an investment portfolio consistent with this risk tolerance. Many investors changed from a very high-risk tolerance during 1998-1999 to a very low risk tolerance (or a high risk aversion) during 2001-2002. Such instability in perceived risk tolerance is injurious to a portfolio's health. It causes very unstable portfolios, which often underperform. It also causes bad investment behavior. Many investors bought stock near the top and are now considering liquidating these stocks. At present, for example, we cannot afford a high-risk aversion. The markets will recover.

  Third, and finally, for better or worse, employ diversification. The "worse" of diversification is that you will never have enough of the high performance sector, for example technology stocks during 1998-1999. The "better" of diversification is that you will never have too much of the low performance sector, for example, growth stocks during 2000-2002. An important consideration of diversification is that bonds have outperformed stocks over the entire last five-year period. This further supports our belief that it makes sense for investors to broaden their core holdings over all sectors and with a long-term perspective.

  These basic investment principles are immutable. They apply during bubbles, bubble bursts, and during uncertain times, which is always the condition in the investment world.

EPITAPH

  We investors have been financially beaten up. We are uncertain, and for very good reasons. But let us not panic. Behave wisely.

Regards,

/s/ FRANK J. JONES, Ph.D.

Frank J. Jones, Ph.D.
President, The Park Avenue Portfolio

--------------------

(4) Gross National Product (GNP) The Gross Domestic Product (GDP) is calculated by taking the goods, services, and products produced overtime and determining their market value. It includes the income made by foreign residents and corporations working in the United States, but does not include the income of United States residents and corporations that are outside of the country [overseas]. The Gross National Product (GNP) is comprised of taking the GDP and adding it to the income of domestic residents resulting from foreign investments subtracted by the earned income in domestic markets by foreigners.

THE PARK AVENUE PORTFOLIO

 TABLE OF CONTENTS

                                                        PORTFOLIO          SCHEDULE
                                                         MANAGER              OF
                                                        INTERVIEW         INVESTMENTS
-------------------------------------------------------------------------------------
  THE GUARDIAN PARK AVENUE FUND                                 2                  23

-------------------------------------------------------------------------------------
  THE GUARDIAN PARK AVENUE SMALL CAP FUND                       6                  25

-------------------------------------------------------------------------------------
  THE GUARDIAN ASSET ALLOCATION FUND                            8                  27

-------------------------------------------------------------------------------------
  THE GUARDIAN S&P 500 INDEX FUND                              10                  30

-------------------------------------------------------------------------------------
  THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND              12                  35

-------------------------------------------------------------------------------------
  THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND           14                  38

-------------------------------------------------------------------------------------
  THE GUARDIAN INVESTMENT QUALITY BOND FUND                    16                  41

-------------------------------------------------------------------------------------
  THE GUARDIAN HIGH YIELD BOND FUND                            18                  44

-------------------------------------------------------------------------------------
  THE GUARDIAN TAX-EXEMPT FUND                                 20                  49

-------------------------------------------------------------------------------------
  THE GUARDIAN CASH MANAGEMENT FUND                            22                  52

-------------------------------------------------------------------------------------
  FINANCIAL STATEMENTS                                                             56

-------------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS                                                    64

-------------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS                                                             76

-------------------------------------------------------------------------------------

THE GUARDIAN PARK AVENUE FUND

[PHOTO]                    OBJECTIVE: Long-term growth of
Richard Goldman              capital
Portfolio Manager

                           PORTFOLIO: At least 80% common
                             stocks and convertible securities

                           INCEPTION: June 1, 1972

NET ASSETS AT JUNE 30, 2002:   $1,644,348,941

Q:   HOW HAS THE STOCK MARKET AND THE FUND PERFORMED YEAR-TO-DATE?

A:   The first half of 2002 was a very difficult period for equity investors, continuing a downward, volatile trend that started in March 2000. As the table below shows, every segment of the U.S. equity market produced negative returns over the first half. The hardest hit were the NASDAQ Composite(1) and S&P/Barra Growth Index,(2) due to their relatively heavy weights in technology and telecommunication companies. Mid and small cap companies fared relatively better (they were down less) than larger cap companies, continuing a trend which started with the overall reversal in the market in early 2000. Similarly, value has also performed relatively better since the turn in the market over two years ago. In summary, everything that was relatively outperforming in the late 1990's has subsequently been underperforming. This dramatic reversal is evidence of the benefits of not chasing yesterday's winners and of maintaining proper diversification.

                          SIX MONTHS ENDED
                           JUNE 30, 2002
                          ----------------
S&P 500 Index(3)              -13.15%
S&P/Barra Growth Index         -16.9%
S&P/Barra Value Index(4)        -9.5%
NASDAQ Composite Index         -24.8%
S&P Midcap 400 Index(4)         -3.2%
Russell 2000 Index(4)           -4.7%

  Reflecting the broad market, The Guardian Park Avenue Fund was also down during the first half of 2002, though the Fund slightly outperformed its S&P 500 Index benchmark during this period. We are disappointed that the Fund declined in value during the first half of the year. Our careful review of the portfolio's holdings gives us confidence that we own leading companies with strong operations that are being brought down by the overall market conditions. We believe owning these market leaders will benefit the Fund going forward and has already helped the Fund reduce its daily volatility relative to the market, as shown in the table below.

SIX MONTHS ENDED    THE GUARDIAN
JUNE 30, 2002     PARK AVENUE FUND   S&P 500 INDEX
----------------  ----------------   -------------
Total Return           -12.94%(5)       -13.15%
Annualized
  Volatility(6)          16.5%            18.5%

--------------------------------------------------------------------------------

"Reflecting our concerns about the high level of volatility and the difficult environment for corporate profitability, the Fund owns companies that we believe will have relatively predictable earnings over the next couple of years."

--------------------------------------------------------------------------------

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   During the first half of 2002, the Fund's performance relative to its benchmark benefited from its holdings in the energy and financial sectors. The Fund also benefited from its holdings within the telecommunications sector where the Fund held regional phone companies rather than the troubled long distance and wireless companies. The Fund's relative performance was negatively impacted by its underweight positions in the basic materials and consumer discretionary sectors, both of which had good performance on the expectation of a strong economic recovery.

--------------------

(1) The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market stocks. The Index is not available for direct investment and its returns do not reflect the fees and expenses that apply to mutual funds.

(2) The S&P/Barra Growth Index is an unmanaged index of the growth stocks within the S&P 500 Index that is generally representative of growth stocks in the U.S. stock market. The Index is not available for direct investment and its returns do not reflect the fees and expenses that apply to mutual funds.

(3) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(4) The S&P/Barra Value Index is an unmanaged index of the value stocks within the S&P 500 Index, which is generally considered to be representative of value stocks in the U.S. stock market. The S&P Midcap 400 Index is an unmanaged index of 400 primarily midcap U.S. stocks which is generally considered to be representative of mid-capitalization issues in the U.S. stock market. The Russell 2000 Index is an unmanaged index which is generally considered to be representative of small- capitalization issues in the U.S. stock market. These indexes are not available for direct investment and their returns do not reflect the fees and expenses applicable to mutual funds.

(5) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(6) Annualized volatility is measured by using standard deviation on an annualized basis. Standard deviation is a volatility measure of the dispersion of daily returns around the average return.

THE GUARDIAN PARK AVENUE FUND

Q:   WHAT ARE YOUR EXPECTATIONS FOR THE REST OF THE YEAR?

A:   The market environment remains quite volatile as investors are dealing with a high degree of uncertainty on several fronts including: the strength of the economic and earnings recovery; a breakdown of corporate accounting credibility; and the ongoing risk of terrorism. Even in more certain times it is extremely difficult to predict future market conditions and forecast market returns. This is why in our investment process we do not attempt to forecast future market returns in managing The Guardian Park Avenue Fund. Our goal is to beat our benchmark by identifying the best companies to hold in the portfolio. So while we are in the short term cautious on the potential for the U.S. equity market to generate above average returns, we do believe there are solid investment opportunities available that we will seek to invest in.

Q:   HOW IS THE FUND POSITIONED FOR THIS DIFFICULT ENVIRONMENT?

A:   Reflecting our concerns about the high level of volatility and the difficult environment for corporate profitability, the Fund owns companies that we believe will have relatively predictable earnings over the next couple of years. This includes a modestly overweight position in healthcare companies including leading hospital management companies like HCA and Health Management Associates, pharmaceutical companies like Abbott Laboratories and Pfizer, and medical device companies like Medtronic and Boston Scientific. The Fund is also overweight in consumer staple companies including Walgreens, Avon Products, Procter & Gamble and Philip Morris. Conversely, the Fund is underweight in companies that are very dependent on a strong economic recovery, including cyclical consumer and industrial companies.

-----------------------------------------------------
        TOP TEN HOLDINGS AS OF JUNE 30, 2002

     COMPANY            PERCENT OF TOTAL NET ASSETS
-----------------------------------------------------
 1.  Microsoft Corp.                          4.08%
-----------------------------------------------------
 2.  Wal-Mart Stores, Inc.                    3.48%
-----------------------------------------------------
 3.  Pfizer, Inc.                             3.29%
-----------------------------------------------------
 4.  American Int'l. Group, Inc.              2.73%
-----------------------------------------------------
 5.  Verizon Comm.                            2.30%
-----------------------------------------------------
 6.  General Electric Co.                     2.29%
-----------------------------------------------------
 7.  Johnson & Johnson                        2.18%
-----------------------------------------------------
 8.  Exxon Mobil Corp.                        2.02%
-----------------------------------------------------
 9.  Citigroup, Inc.                          2.01%
-----------------------------------------------------
10.  Schlumberger Ltd.                        1.87%
-----------------------------------------------------

-------------------------------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2002

                                         Inception                                              Since
                                           Date      1 Year    3 Years   5 Years   10 Years   Inception
-------------------------------------------------------------------------------------------------------
Class A shares (without sales charge)      6/1/72    -20.31%   -12.59%   -0.05%     10.97%      13.65%
-------------------------------------------------------------------------------------------------------
Class A shares (with sales charge)         6/1/72    -23.90%   -13.92%   -0.97%     10.46%      13.48%
-------------------------------------------------------------------------------------------------------
Class B shares (without sales charge)      5/1/96    -21.06%   -13.38%   -0.95%         --       4.58%
-------------------------------------------------------------------------------------------------------
Class B shares (with sales charge)         5/1/96    -23.43%   -13.96%   -1.15%         --       4.45%
-------------------------------------------------------------------------------------------------------
Class C shares (without sales charge)      8/7/00    -21.21%     --        --        --        -28.86%
-------------------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    -22.00%     --        --        --        -28.86%
-------------------------------------------------------------------------------------------------------
Class K shares (without sales charge)     5/15/01    -20.58%     --        --        --        -21.13%
-------------------------------------------------------------------------------------------------------
Class K shares (with sales charge)        5/15/01    -21.37%     --        --        --        -21.83%
-------------------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Prior to August 25, 1988, Class A shares of the Fund were offered at a higher sales charge, so that actual returns would have been somewhat lower.

THE GUARDIAN PARK AVENUE FUND

                              SECTOR WEIGHTINGS OF
                               COMMON STOCKS HELD
                        BY THE FUND AS OF JUNE 30, 2002

[PIE CHART]

CASH                                       3.26%
CONSUMER DISCRETIONARY                     8.29%
CONSUMER STAPLES                          11.91%
ENERGY                                     8.22%
FINANCIALS                                19.88%
HEALTH CARE                               17.54%
INDUSTRIALS                                7.66%
INFORMATION TECHNOLOGY                    13.35%
MATERIALS                                  1.16%
TELECOMMUNICATION SERVICES                 3.76%
UTILITIES                                  4.97%

THE GUARDIAN PARK AVENUE FUND

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

[LINE GRAPH]

                                                THE GUARDIAN PARK AVENUE
                                                     FUND (CLASS A)                S&P 500 INDEX              COST OF LIVING
                                                ------------------------           -------------              --------------
6/1/72                                                 $10000.00                   $10000.00                   $10000.00
                                                         9352.07                     9790.85                    10024.00
1972                                                     9914.46                    10935.50                    10209.80
                                                         7753.41                     9801.76                    10616.50
1973                                                     8349.32                     9320.12                    11105.80
                                                         8088.37                     8376.16                    11779.30
1974                                                     7010.23                     6860.77                    12476.50
                                                        10193.90                     9724.30                    12885.20
1975                                                    10301.80                     9410.43                    13341.90
                                                        12914.10                    11077.20                    13654.40
1976                                                    14711.80                    11628.00                    13991.00
                                                        15531.70                    11107.60                    14592.00
1977                                                    15877.50                    10765.90                    14928.50
                                                        17931.80                    11100.90                    15673.70
1978                                                    18177.60                    11454.10                    16274.70
                                                        20437.50                    12582.60                    17380.50
1979                                                    23464.90                    13538.80                    18438.30
                                                        24606.70                    14721.40                    19880.70
1980                                                    28512.40                    17907.00                    20746.10
                                                        30517.80                    17725.10                    21779.80
1981                                                    30159.70                    17009.40                    22597.10
                                                        28186.70                    15681.50                    23318.30
1982                                                    37817.80                    20656.20                    23462.50
                                                        49542.70                    25227.30                    23919.30
1983                                                    48638.80                    25279.70                    24352.00
                                                        47763.90                    24026.80                    24928.90
1984                                                    54796.70                    26822.10                    25313.60
                                                        64932.50                    31408.80                    25866.50
1985                                                    72870.60                    35288.90                    26275.20
                                                        93437.60                    42589.10                    26323.20
1986                                                    86265.10                    41837.40                    26563.60
                                                       104493.00                    53265.20                    27284.80
1987                                                    88817.70                    43971.70                    27741.60
                                                       107179.00                    49508.40                    28366.60
1988                                                   107273.00                    51153.70                    28967.60
                                                       124125.00                    59543.20                    29833.00
1989                                                   132839.00                    67203.70                    30313.80
                                                       131828.00                    69207.30                    31227.30
1990                                                   116458.00                    65040.90                    32164.80
                                                       136676.00                    74297.50                    32693.70
1991                                                   157405.00                    84769.50                    33150.40
                                                       159261.00                    84210.30                    33703.30
1992                                                   189636.00                    91213.70                    34112.00
                                                       215388.00                    95625.60                    34713.00
1993                                                   228090.00                   100349.00                    35049.60
                                                       218928.00                    96957.00                    35578.40
1994                                                   224815.00                   101655.00                    35987.10
                                                       270965.00                   122113.00                    36660.20
1995                                                   301881.00                   139649.00                    36900.60
                                                       334237.00                   153694.00                    37669.90
1996                                                   399827.00                   171525.00                    38126.60
                                                       452077.00                   206864.00                    38535.30
1997                                                   514907.00                   228623.00                    38775.70
                                                       585927.00                   269200.00                    39184.30
1998                                                   624578.00                   294369.00                    39400.70
                                                       675279.00                   330799.00                    39953.60
1999                                                   813487.00                   356272.00                    40459.40
                                                       836898.00                   354761.00                    41418.50
2000                                                   662010.00                   323862.00                    41563.60
                                                       565937.00                   302233.00                    42994.70
2001                                                   518020.00                   282456.00                    42357.80
                                                       522873.00                   286241.00                    42672.00
6/30/02                                                451007.00                   247902.00                    42930.00

PERFORMANCE FOR CLASS B, CLASS C, AND CLASS K SHARES, WHICH WERE FIRST OFFERED ON MAY 1, 1996, AUGUST 7, 2000, AND MAY 15, 2001, RESPECTIVELY, WILL VARY DUE TO DIFFERENCES IN SALES LOAD AND OTHER EXPENSES CHARGED TO EACH SHARE CLASS.

  A hypothetical $10,000 investment in Class A shares made at the inception of The Guardian Park Avenue Fund on June 1, 1972 has a starting point of $9,550, which reflects the current maximum sales charge for Class A shares of 4.5%. This investment would have grown to $451,007 on June 30, 2002. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $247,902. The Cost of Living, as measured by the Consumer Price Index, is generally representative of the level of U.S. inflation and is provided to lend a more complete understanding of the investment's real worth.

THE GUARDIAN PARK AVENUE SMALL CAP FUND


[PHOTO]                    OBJECTIVE: Long-term growth of
Matthew Ziehl                capital
Portfolio Manager

                           PORTFOLIO: At least 85% in a
                             diversified portfolio of common
                             stocks and convertible securities
                             issued by companies with small
                             market capitalization at time of
                             initial purchase

                           INCEPTION: May 1, 1997

NET ASSETS AT JUNE 30, 2002:   $180,957,967

Q:   HOW DID THE FUND PERFORM DURING THE FIRST SIX MONTHS OF 2002?

A:   The Fund outperformed the benchmark Russell 2000 Index(1) by 2.79% during the first half of the year, with a decline of 1.91%(2) versus a 4.70% drop for the Index. The Fund has achieved this excess return with lower volatility(3) than the Russell 2000. Year-to-date relative outperformance has been driven primarily by stock selection. Performance was helped by avoiding the extremely weak telecommunications sector altogether. We were hurt by being slightly overweight in the technology sector, which has continued to be weak, though this was offset by our successfully choosing stocks which performed relatively well compared to the rest of the sector. In addition, our stock selection within the consumer cyclicals, healthcare and energy sectors also benefited performance.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY?

A:   As we entered 2002, we expected a continuation of high stock market volatility, and we have certainly experienced that. A slower-than-expected economic recovery combined with growing investor mistrust in corporate executives--fueled by numerous revelations of accounting fraud and other malfeasance--combined to drop major U.S. stock indexes back to near post-9/11 levels. Small cap stocks have experienced less direct impact than large cap stocks from these scandals, at least to this point, and continued to outperform larger companies during the first half of 2002 despite experiencing declines on an absolute basis. The benchmark Russell 2000 Index declined by 4.7%, versus a 13.15% drop for the S&P 500 Index.(4)

  Against this backdrop of great uncertainty, we remained broadly diversified across market sectors, focusing our efforts on choosing high-quality companies. In evaluating "quality", we examine a company's financial strength, management skill, and whether reported earnings are exceeded by operating cash flow (a measure commonly referred to as the "quality of earnings", because it helps us to judge the true economic health of the underlying business). This approach has served us well in the volatile, declining market thus far in 2002. In anticipation of an eventual market recovery, we did add exposure to more cyclically-sensitive growth companies in areas such as technology and consumer cyclicals--too soon, as it turned out. But even in these more cyclical, market-sensitive companies, we continue to emphasize financial quality metrics such as strong balance sheets and sound managements, in the belief that the better companies will emerge even stronger in the next upswing.

--------------------------------------------------------------------------------

". . . we remained broadly diversified across market sectors, focusing our efforts on choosing high-quality companies."

--------------------------------------------------------------------------------

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   We believe that the economy will continue to improve, albeit gradually. The stock market will probably remain extremely volatile in the near term, and it is impossible to predict when investor sentiment will improve--an essential ingredient for a sustainable market recovery. On the positive side, there is a great deal of monetary and fiscal stimulus already in the economy, and with inflation remaining benign the Federal Reserve Board shows no signs of raising short-term rates anytime soon. To maintain balance amid these crosscurrents, The Guardian Park Avenue Small Cap Fund remains broadly diversified across market sectors, with a slight overweight in cyclical growth technology and consumer stocks. I expect these holdings to report improving year-over-year earnings growth by the beginning of 2003, and to outperform other small cap stocks in anticipation of those stronger earnings when the overall stock market begins to recover.

--------------------

(1) The Russell 2000 Index is an unmanaged index that is generally considered to be representative of small-capitalization issues in the U.S. stock market. The Russell 2000 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's returns. Likewise, return figures for the Russell 2000 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(3) Annualized volatility is measured by using standard deviation on an annualized basis. Standard deviation is a volatility measure of the dispersion of daily returns around the average return. For the six month period ended June 30, 2002, the Fund's annualized volatility was 15.0% versus a 18.2% annualized volatility for the Russell 2000.

(4) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses applicable to mutual funds.

THE GUARDIAN PARK AVENUE SMALL CAP FUND

                              SECTOR WEIGHTINGS OF
                               COMMON STOCKS HELD
                        BY THE FUND AS OF JUNE 30, 2002
[PIE CHART]

Cash                                 3.79%
Consumer Discretionary              19.78%
Consumer Staples                     4.95%
Energy                               4.68%
Financials                          22.33%
Health Care                         10.18%
Industrials                         10.69%
Information Technology              17.56%
Materials                            4.50%
Utilities                            1.54%

-------------------------------------------------------------------
               TOP TEN HOLDINGS AS OF JUNE 30, 2002

     COMPANY                            PERCENT OF TOTAL NET ASSETS
-------------------------------------------------------------------
 1.  American Axle & Mfg. Hldgs., Inc.                        1.82%
-------------------------------------------------------------------
 2.  Beazer Homes USA, Inc.                                   1.67%
-------------------------------------------------------------------
 3.  OM Group, Inc.                                           1.67%
-------------------------------------------------------------------
 4.  Cost Plus, Inc                                           1.54%
-------------------------------------------------------------------
 5.  Argosy Gaming Co.                                        1.34%
-------------------------------------------------------------------
 6.  Taro Pharmaceutical Inds. Ltd.                           1.32%
-------------------------------------------------------------------
 7.  Skywest, Inc.                                            1.30%
-------------------------------------------------------------------
 8.  Province Healthcare Co.                                  1.29%
-------------------------------------------------------------------
 9.  MAXIMUS, Inc.                                            1.29%
-------------------------------------------------------------------
10.  Cumulus Media, Inc.                                      1.28%
-------------------------------------------------------------------

--------------------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2002

                                         Inception                                   Since
                                           Date      1 Year    3 Years   5 Years   Inception
--------------------------------------------------------------------------------------------
Class A shares (without sales charge)      5/1/97     -4.63%    7.30%     6.15%       8.79%
--------------------------------------------------------------------------------------------
Class A shares (with sales charge)         5/1/97     -8.92%    5.67%     5.18%       7.82%
--------------------------------------------------------------------------------------------
Class B shares (without sales charge)      5/6/97     -5.51%    6.37%     5.23%       7.20%
--------------------------------------------------------------------------------------------
Class B shares (with sales charge)         5/6/97     -8.34%    5.78%     5.07%       7.05%
--------------------------------------------------------------------------------------------
Class C shares (without sales charge)      8/7/00     -5.71%     --        --       -13.14%
--------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00     -6.65%     --        --       -13.14%
--------------------------------------------------------------------------------------------
Class K shares (without sales charge)     5/15/01     -4.91%     --        --        -3.57%
--------------------------------------------------------------------------------------------
Class K shares (with sales charge)        5/15/01     -5.86%     --        --        -4.43%
--------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

THE GUARDIAN ASSET ALLOCATION FUND


[PHOTO]                           OBJECTIVE: Long-term total
Jonathan C. Jankus, C.F.A.          investment return consistent with
Portfolio Manager                   moderate investment risk

                                  PORTFOLIO: A mixture of equity
                                    securities, debt obligations and
                                    money market instruments;
                                    purchases primarily shares of The
                                    Guardian S&P 500 Index, The
                                    Guardian Park Avenue, The
                                    Guardian Investment Quality Bond,
                                    and/or The Guardian Cash
                                    Management Funds

                                  INCEPTION: February 16, 1993

NET ASSETS AT JUNE 30, 2002:   $190,415,583

Q: THIS HAS BEEN A VOLATILE PERIOD FOR THE FINANCIAL MARKETS. HOW HAS THE FUND PERFORMED?

A:   In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was -13.15% and the total return on bonds, as measured by the Lehman Aggregate Bond Index,(2) was 3.79%. Our theoretical benchmark, a portfolio created to hold 60% of its value in the S&P 500 Index and 40% in the Lehman Aggregate Bond Index (rebalanced monthly) would have returned -6.53%. The Fund's return over the period was -11.62%(3) with dividends reinvested.

  Our weak results relative to our benchmark were also reflected in our performance relative to our peers. We trailed the -6.52% return of funds with similar objectives and policies in the Lipper(4) universe, and underperformed the median return of -5.76% produced by Morningstar's(5) universe of asset allocation funds.

Q:   WHAT STRATEGIES WERE USED BY THE FUND AND HOW DID THEY AFFECT PERFORMANCE?

A: As always, the Fund is managed using proprietary quantitative models which attempt to judge the relative risk-adjusted attractiveness of the stock, bond and cash markets. While interest rates are the operative variables in the fixed income markets, corporate profitability and growth are added to the mix for the equity markets.

  In general, a benign interest rate environment and an economy which appears to be recovering from a recession led us to hold an aggressive equity exposure relative to cash and bonds. Specifically, at year-end 2001, the Fund's mix was 86% stock/10% bond/4% cash, and we have maintained that posture through June 30, 2002. These weightings should be compared to the completely neutral 60/40/0 percentage mix that we would expect to own when the markets were all fairly valued relative to one another.

  Our models are driven by quantifiable economic variables dealing with corporate profitability and interest rates. Unfortunately, the markets have been driven of late by factors which are not amenable to quantification, such as corporate malfeasance and terrorism. These are important matters to be sure, but not captured in our models.

--------------------------------------------------------------------------------

"We continue to be very aggressively positioned with a high equity weighting, and we will maintain this stance until either interest rates increase sufficiently or corporate profitability collapses in spite of an accommodative Federal Reserve combined with a stimulative fiscal stance."

--------------------------------------------------------------------------------

Q: WHAT ARE YOUR EXPECTATIONS FOR THE FUTURE AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THOSE EXPECTATIONS?

A:   We continue to be very aggressively positioned with a high equity weighting, and we will maintain this stance until either interest rates increase sufficiently or corporate profitability collapses in spite of an accommodative Federal Reserve combined with a stimulative fiscal stance. Historically, this monetary/fiscal combination has proven to be a powerful positive force for the markets. From a pure valuation perspective, we believe equities look very attractive. Sooner or later, the markets will return to such fundamental concerns. In the meantime, we maintain our discipline.

--------------------

(1) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the S&P 500 Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(2) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Lehman Aggregate Bond Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(4) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund. There are 289 funds in the Lipper flexible portfolio fund category for the six month period ended June 30, 2002.

(5) (C)2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.

THE GUARDIAN ASSET ALLOCATION FUND

                            PORTFOLIO COMPOSITION BY
                        ASSET CLASS AS OF JUNE 30, 2002

[PIE CHART]

Cash                4%
Fixed Income       10%
Common Stocks      86%

--------------------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2002

                                         Inception                                   Since
                                           Date      1 Year    3 Years   5 Years   Inception
--------------------------------------------------------------------------------------------
Class A shares (without sales charge)     2/16/93    -14.31%   -4.52%     3.32%       8.68%
--------------------------------------------------------------------------------------------
Class A shares (with sales charge)        2/16/93    -18.17%   -5.97%     2.37%       8.15%
--------------------------------------------------------------------------------------------
Class B shares (without sales charge)      5/1/96    -15.04%   -5.31%     2.43%       6.14%
--------------------------------------------------------------------------------------------
Class B shares (with sales charge)         5/1/96    -17.59%   -5.95%     2.25%       6.02%
--------------------------------------------------------------------------------------------
Class C shares (without sales charge)      8/7/00    -15.35%     --        --       -14.47%
--------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    -16.20%     --        --       -14.47%
--------------------------------------------------------------------------------------------
Class K shares (without sales charge)     5/15/01    -14.81%     --        --       -16.35%
--------------------------------------------------------------------------------------------
Class K shares (with sales charge)        5/15/01    -15.66%     --        --       -17.09%
--------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

THE GUARDIAN S&P 500 INDEX FUND


[PHOTO]                           OBJECTIVE: Seeks to track the
Jonathan C. Jankus, C.F.A.          investment performance of the
Portfolio Manager                   Standard & Poor's 500 Composite
                                    Stock Price Index ("the S&P 500
                                    Index")

                                  PORTFOLIO: Common stocks of
                                    companies included in the S&P 500
                                    Index, which emphasizes
                                    securities issued by large U.S.
                                    companies

                                  INCEPTION: August 7, 2000

NET ASSETS AT JUNE 30, 2002:   $262,838,913

Q: THIS HAS BEEN A VOLATILE PERIOD FOR THE FINANCIAL MARKETS. HOW HAS THE FUND PERFORMED?

A:   In the first half of this year, the total return on stocks, as measured by the S&P 500 Index,(1) was -13.15%. The Fund's return over the period was -13.32%.(2)

Q:   WHAT STRATEGIES WERE USED BY THE FUND AND HOW DID THEY AFFECT PERFORMANCE?

A:   As an index fund, the Fund's goal is to mimic the returns of the theoretical S&P 500 Index portfolio. We attempt to do so by holding nearly all 500 of the stocks in the Index in approximately the same weights as they are represented in the Index. We attempt to minimize trading costs and trade only when rebalancings are required by capitalization changes in the Index or when dividends need to be reinvested.

--------------------------------------------------------------------------------

"As an index fund, the Fund's goal is to mimic the returns of the theoretical S&P 500 Index portfolio. We attempt to do so by holding nearly all 500 of the stocks in the Index in approximately the same weights as they are represented in the Index."

--------------------------------------------------------------------------------

Q: WHAT ARE YOUR EXPECTATIONS FOR THE FUTURE AND HOW ARE YOU POSITIONING THE FUND TO TAKE ADVANTAGE OF THOSE EXPECTATIONS?

A:   As passive investors, we do not attempt to engage in either market timing or active security selection decisions. Our only goal is to match the returns of the broad equity market (as measured by the S&P 500 Index) in the most efficient way.

--------------------

(1) "S&P," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Guardian Investor Services LLC. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

THE GUARDIAN S&P 500 INDEX FUND

                          SECTOR WEIGHTING COMPARISONS

                    SECTOR WEIGHTINGS FOR THE S&P 500 INDEX
                              AS OF JUNE 30, 2002

[PIE CHART]

Financials                                                                       19.85%
Information Technology                                                           13.93%
Health Care                                                                      13.72%
Consumer Discretionary                                                           13.63%
Industrials                                                                      11.02%
Consumer Staples                                                                  9.90%
Energy                                                                            7.58%
Telecommunication Services                                                        4.06%
Utilities                                                                         3.09%
Materials                                                                         3.22%

 SECTOR WEIGHTINGS HELD BY THE GUARDIAN S&P 500 INDEX FUND AS OF JUNE 30, 2002

[PIE CHART]

Financials                                                                       19.79%
Information Technology                                                           13.89%
Health Care                                                                      13.69%
Consumer Discretionary                                                           13.69%
Industrials                                                                      10.99%
Consumer Staples                                                                  9.89%
Energy                                                                            7.59%
Telecommunication Services                                                        4.09%
Utilities                                                                         3.09%
Materials                                                                         3.19%
Cash                                                                              0.10%

-----------------------------------------------------
        TOP TEN HOLDINGS AS OF JUNE 30, 2002


     COMPANY            PERCENT OF TOTAL NET ASSETS
-----------------------------------------------------
 1.  Microsoft Corp.                          3.20%
-----------------------------------------------------
 2.  General Electric Co.                     3.15%
-----------------------------------------------------
 3.  Exxon Mobil Corp.                        3.05%
-----------------------------------------------------
 4.  Wal-Mart Stores, Inc.                    2.65%
-----------------------------------------------------
 5.  Pfizer, Inc.                             2.37%
-----------------------------------------------------
 6.  Citigroup, Inc.                          2.17%
-----------------------------------------------------
 7.  American Int'l. Group, Inc.              1.96%
-----------------------------------------------------
 8.  Johnson & Johnson                        1.73%
-----------------------------------------------------
 9.  Coca-Cola Co.                            1.51%
-----------------------------------------------------
10.  Int'l. Business Machines                 1.38%
-----------------------------------------------------

------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2002

                                         Inception               Since
                                           Date      1 Year    Inception
------------------------------------------------------------------------
Class A shares (without sales charge)      8/7/00    -18.28%    -18.17%
------------------------------------------------------------------------
Class A shares (with sales charge)         8/7/00    -21.96%    -20.13%
------------------------------------------------------------------------
Class B shares (without sales charge)      8/7/00    -18.95%    -18.83%
------------------------------------------------------------------------
Class B shares (with sales charge)         8/7/00    -21.38%    -20.12%
------------------------------------------------------------------------
Class C shares (without sales charge)      8/7/00    -18.94%    -18.82%
------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    -19.75%    -18.82%
------------------------------------------------------------------------
Class K shares (without sales charge)     5/15/00    -18.70%    -20.23%
------------------------------------------------------------------------
Class K shares (with sales charge)        5/15/00    -19.51%    -20.94%
------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND


[PHOTO]                    OBJECTIVE: Long-term growth of
R. Robin Menzies             capital
Portfolio Manager

                           PORTFOLIO: At least 80% in a
                             diversified portfolio of common
                             stocks and convertible securities
                             of companies domiciled outside of
                             the United States

                           INCEPTION: February 16, 1993

NET ASSETS AT JUNE 30, 2002:   $93,840,781

Q:   HOW DID THE FUND PERFORM?

A:   In the first six months of 2002, the Fund's total return was -3.61%,(1)
compared with the total return of -1.38% of the MSCI EAFE Index.(2) The relatively benign fall in the Index disguises much larger declines in many individual markets, and, for the first time in a long period, returns to U.S. investors were aided by the weakness of the dollar. In local currency terms, the MSCI EAFE Index had a total return of -9.32%. The Asian markets performed better than European ones. The MSCI Japan Index had a total return of 8.27% (but in local currency terms fell by 0.98%) and the MSCI Pacific ex-Japan Index had a total return of 1.72%, while the MSCI Europe Index had a total return of -4.33%.(3) MSCI sector returns were even more widely varied than country returns. More cyclical, "old economy" sectors like food, tobacco, materials, autos and energy produced positive returns, while the most pain was experienced once again in technology-related sectors. The Software and Services and Telecommunication Services sectors both fell by more than 20%.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   The Fund performed less well than the MSCI EAFE Index mainly due to relatively poor stock selection in Japan. Favorable factors included having a below-index weight in the Telecommunications Services sector and an above-index weight in Food, Beverages, and Tobacco, as well as a small exposure to emerging markets.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   The economic recovery that we expected six months ago has appeared, but not in a very strong manner. At the same time, interest rates and inflation have remained low. This should have been a reasonable environment for equities. This has not been reflected in the markets mainly because of the serious blows to investor confidence that have been administered by bankruptcies in the telecommunications sector and concerns over the veracity of profit statements. While the valuations of equities are more reasonable following their falls over the last two and a half years, we have no way of telling when investors will want to increase their appetite for risk.

--------------------------------------------------------------------------------

"We will continue to concentrate on finding well-run and fundamentally strong companies for the Fund."

--------------------------------------------------------------------------------

  The one new and positive factor in the case for international investing is the weakness of the U.S. dollar. The period of dollar strength appears to have drawn to a close, lessening the appetite of foreigners for investing in the U.S. and, it is to be hoped, encouraging more U.S. investors to venture abroad. We will continue to concentrate on finding well-run and fundamentally strong companies for the Fund.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund's return.

(3) These indexes are all unmanaged indexes generally considered to be representative of their covered region. The MSCI Japan Index is generally considered to be representative of Japanese stock market activity. The MSCI Pacific ex-Japan Index is generally considered to be representative of the stock market activity of Australia, Singapore, Hong Kong, and New Zealand. The MSCI Europe Index is generally considered to be representative of European stock market activity. The returns for these indexes do not reflect expenses applicable to mutual funds.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                  PORTFOLIO COMPOSITION BY GEOGRAPHIC LOCATION
                              AS OF JUNE 30, 2002
[PIE CHART]

Continental Europe                                                               46.52%
U.K.                                                                             23.72%
Japan                                                                            19.63%
Asia Pacific                                                                      7.14%
Emerging Markets                                                                  1.91%
Cash                                                                              1.08%

--------------------------------------------------------------------------------------------------------------------------
                                           TOP TEN HOLDINGS AS OF JUNE 30, 2002

                    COMPANY                 PERCENTAGE OF TOTAL NET ASSETS          INDUSTRY SECTOR            COUNTRY

--------------------------------------------------------------------------------------------------------------------------
 1.  GlaxoSmithKline PLC                                3.94%                Pharmaceuticals                United Kingdom
--------------------------------------------------------------------------------------------------------------------------
 2.  Total Fina Elf S.A.                                3.15%                Oil and Gas                    France
--------------------------------------------------------------------------------------------------------------------------
 3.  BP Amoco PLC                                       2.89%                Oil and Gas                    United Kingdom
--------------------------------------------------------------------------------------------------------------------------
 4.  Sanofi-Synthelabo S.A.                             2.66%                Pharmaceuticals                France
--------------------------------------------------------------------------------------------------------------------------
 5.  Novartis AG                                        2.27%                Pharmaceuticals                Switzerland
--------------------------------------------------------------------------------------------------------------------------
 6.  Swiss Reinsurance                                  2.26%                Insurance                      Switzerland
--------------------------------------------------------------------------------------------------------------------------
 7.  Imperial Tobacco                                   1.98%                Tobacco                        United Kingdom
--------------------------------------------------------------------------------------------------------------------------
 8.  Brisa-Auto Estradas de Portugal S.A.               1.95%                Transportation Infrastructure  Portugal
--------------------------------------------------------------------------------------------------------------------------
 9.  BNP Paribas S.A.                                   1.94%                Banks                          France
--------------------------------------------------------------------------------------------------------------------------
10.  Diageo PLC                                         1.70%                Beverages                      United Kingdom
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2002

                                         Inception                                   Since
                                           Date      1 Year    3 Years   5 Years   Inception
--------------------------------------------------------------------------------------------
Class A shares (without sales charge)     2/16/93    -13.58%    -8.81%   -1.78%       5.82%
--------------------------------------------------------------------------------------------
Class A shares (with sales charge)        2/16/93    -17.47%   -10.20%   -2.68%       5.30%
--------------------------------------------------------------------------------------------
Class B shares (without sales charge)      5/1/96    -14.60%    -9.77%   -2.85%       0.30%
--------------------------------------------------------------------------------------------
Class B shares (with sales charge)         5/1/96    -17.16%   -10.38%   -3.05%       0.14%
--------------------------------------------------------------------------------------------
Class C shares (without sales charge)      8/7/00    -14.58%     --        --       -20.38%
--------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    -15.43%     --        --       -20.38%
--------------------------------------------------------------------------------------------
Class K shares (without sales charge)     5/15/01    -13.69%     --        --       -16.72%
--------------------------------------------------------------------------------------------
Class K shares (with sales charge)        5/15/01    -14.55%     --        --       -17.46%
--------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND


[PHOTO]                    OBJECTIVE: Long-term capital
Edward H. Hocknell           appreciation
Portfolio Manager

                           PORTFOLIO: At least 80% in a
                             portfolio of common stocks and
                             convertible securities issued by
                             companies in emerging markets

                           INCEPTION: May 1, 1997

NET ASSETS AT JUNE 30, 2002:   $50,756,015

Q:   HOW DID THE FUND PERFORM IN THE FIRST SIX MONTHS OF 2002?

A:   The Fund's total return was 6.86%(1) in the first six months of 2002, which compares very favorably with a small increase of 0.70% in the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index,(2) expressed in dollars.

  After a strong start to the year, emerging markets have followed the general malaise of their developed peers through the second quarter. However, in the year to date they remain well ahead of developed markets: a rise of 0.7% in the six months ended June 30, 2002 compared to a 9.5% decline in the MSCI World Index(3) in dollars. Developing region returns have varied significantly:
Europe, the Middle East and Africa (EMEA) fell 2.4% and Latin America plunged 22%.(4)

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE AND WHAT WAS YOUR STRATEGY?

A:   Share prices, buoyed in the first quarter by the anticipation of an economic recovery, have succumbed to reality. However, economic conditions and corporate announcements have generally improved with the exception of Latin America. The latter is suffering from a mixture of economic and political disquiet resulting in currency weakness. A feature of recent months has been the rise in corporate activity, most notably there has been opportunism in capital raising.

  Stock selection during the period has been marginally positive, particularly in South Africa, where export-oriented metal companies have performed well. Elsewhere, gains made in Asian mid-cap and technology-related stocks in the first few months of the year have been pared back in the second quarter.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   Looking forward, the economic recovery in Asia continues to make progress, closely followed by improvements in Europe. Latin America remains the laggard and currency weakness has been a feature. With the results season behind us, corporate announcements are likely to be less influential in the coming months, although companies may continue with their opportunistic capital raising of recent months.

--------------------------------------------------------------------------------

"For the rest of the year, we feel reasonably optimistic that emerging markets may continue to outperform developed markets, and may indeed generate solid absolute returns."

--------------------------------------------------------------------------------

  For the rest of the year, we feel reasonably optimistic that emerging markets may continue to outperform developed markets, and may indeed generate solid absolute returns. The basis for this positive outlook is the return of economic growth, the trend of rising returns on equity, very favorable global liquidity conditions and the statistical cheapness of emerging markets in a global context. We believe that emerging markets may be less dependent on western economies than they have been in recent years, and that the potential for domestically generated growth has been improving. Overall, conditions for investment look promising and many individual stocks appear attractive.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index is an unmanaged index that is generally considered to be representative of the stock market activity of emerging markets. The MSCI EMF Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The MSCI EMF Index excludes closed markets and those shares in otherwise free markets that may not be purchased by foreigners. The MSCI EMF Index is not available for direct investment, and the returns do not reflect the fees and expenses that have been deducted from the Fund's return. Likewise, total return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) The Morgan Stanley Capital International (MSCI) World Index is an unmanaged index that is generally considered to be representative of global stock market activity of the developed markets. The MSCI World Index is not available for direct investment, and its returns do not reflect the fees and expenses that have been deducted from the Fund's return. Likewise, total return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(4) As measured by The Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                  PORTFOLIO COMPOSITION BY GEOGRAPHIC LOCATION
                              AS OF JUNE 30, 2002
[PIE CHART]

Latin America                                                                    17.71%
South Africa                                                                      9.00%
Asia                                                                             56.24%
Europe, Middle East, and Africa                                                  11.68%
Cash                                                                              5.37%

---------------------------------------------------------------------------------------------------------------------------
                                           TOP TEN HOLDINGS AS OF JUNE 30, 2002


     COMPANY                               PERCENT OF TOTAL NET ASSETS   INDUSTRY SECTOR                       COUNTRY

---------------------------------------------------------------------------------------------------------------------------
 1.  Samsung Electronics Co. Ltd. GDR                 3.95%              Semiconductor Equipment and Products  South Korea
---------------------------------------------------------------------------------------------------------------------------
 2.  Kookmin Bank ADR                                 3.41%              Banks                                 South Korea
---------------------------------------------------------------------------------------------------------------------------
 3.  Anglo American PLC                               3.23%              Metals and Mining                     South Africa
---------------------------------------------------------------------------------------------------------------------------
 4.  SK Telecom Co. Ltd.                              3.08%              Wireless Telecommunication Services   South Korea
---------------------------------------------------------------------------------------------------------------------------
 5.  United Microelectronics Corp.                    2.82%              Semiconductor Equipment and Products  Taiwan
---------------------------------------------------------------------------------------------------------------------------
 6.  Iscor Ltd.                                       2.55%              Metals and Mining                     South Africa
---------------------------------------------------------------------------------------------------------------------------
 7.  China Mobile (Hong Kong) Ltd.                    2.50%              Wireless Telecommunication Services   Hong Kong
---------------------------------------------------------------------------------------------------------------------------
 8.  Taiwan Semiconductor Mfg. Co. Ltd.               2.00%              Semiconductor Equipment and Products  Taiwan
---------------------------------------------------------------------------------------------------------------------------
 9.  YUKOS Corp. ADR                                  1.86%              Oil and Gas                           Russia
---------------------------------------------------------------------------------------------------------------------------
10.  Hon Hai Precision Inds. Co. Ltd. GDR             1.77%              Electronic Equipment and Instruments  Taiwan
---------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2002

                                         Inception                                  Since
                                           Date      1 Year   3 Years   5 Years   Inception
-------------------------------------------------------------------------------------------
Class A shares (without sales charge)      5/1/97     4.03%    4.00%    -3.35%     -1.63%
-------------------------------------------------------------------------------------------
Class A shares (with sales charge)         5/1/97    -0.65%    2.42%    -4.24%     -2.50%
-------------------------------------------------------------------------------------------
Class B shares (without sales charge)      5/6/97     2.91%    2.30%    -5.25%     -3.68%
-------------------------------------------------------------------------------------------
Class B shares (with sales charge)         5/6/97    -0.09%    1.66%    -5.44%     -3.87%
-------------------------------------------------------------------------------------------
Class C shares (without sales charge)      8/7/00     3.03%     --        --       -7.82%
-------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00     2.03%     --        --       -7.82%
-------------------------------------------------------------------------------------------
Class K shares (without sales charge)     5/15/01     3.84%     --        --        5.58%
-------------------------------------------------------------------------------------------
Class K shares (with sales charge)        5/15/01     2.84%     --        --        4.70%
-------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

THE GUARDIAN INVESTMENT QUALITY BOND FUND


[PHOTO]                              [PHOTO]
Thomas G. Sorell, C.F.A.             Howard W. Chin
Co-Portfolio Manager                 Co-Portfolio Manager

NET ASSETS AT JUNE 30, 2002:   $181,438,101

Q:   HOW DID THE FUND PERFORM FOR THE FIRST SIX MONTHS OF 2002?

A:   The Fund had a total return of 3.46%(1) for the six months ended June 30,
2002, outperforming the average fund in the Lipper Intermediate Investment Grade(2) peer group, which returned 2.48% for the same period (the peer group consists of 365 other mutual funds that invest in primarily investment grade debt with average maturities of 5-10 years). The Lehman Aggregate Bond Index,(3) which measures the taxable fixed income market, had a return of 3.79% and has now outperformed the S&P 500 Index(4) over the last five years ended June 30, 2002 by 3.88% on an annual basis.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   The domestic fixed income market performed well during the first half of
2002, but in many respects, it was the beneficiary of the dramatic volatility experienced elsewhere in the broader capital markets. The equity markets were rocked by a seemingly endless stream of announcements regarding record-setting corporate bankruptcies and malfeasance. Serious questions were raised about the ethics of corporate executives and the quality of audited financial statements. Investors severely punished both the equity and debt securities of those firms that admitted to (or assumed to have) any difficulty. Geopolitical risk and terrorist threats ratcheted investor uncertainty and anxiety up even further. Not surprisingly, the equity markets were sharply lower in the first half of 2002 while U.S. Treasury securities resumed their position as a safe haven for investors during volatile times.

  This is not to say that the fixed income markets have enjoyed a bump-free ride in 2002. In fact, the strong overall performance was achieved as investor sentiment and expectations shifted between the first and second quarters, and not all sectors performed equally well.

  Coming into 2002, many market participants believed the economy would soon recover, and following the release of supportive economic data, the market quickly concluded the Federal Reserve Board (Fed) would need to tighten monetary policy perhaps as early as May. As a result, the yield curve moved sharply upwards over the first quarter as 2-year Treasury yields increased by 0.67% while 10-year yields increased by 0.38%. However, we saw a full reversal in the second quarter as additional economic data indicated the pace of recovery was likely to be much more modest than first expected. In fact, as the second quarter drew to a close, many economists forecasted that the Fed would not increase rates until late 2002 or 2003 at the earliest. As a result, Treasury yields fell substantially and ended the second quarter lower than their 2001 year-end levels.

--------------------------------------------------------------------------------

". . . we believe spread assets are still more attractive than Treasuries, especially in the corporate bond sector where its recent underperformance has resulted in spreads that are historically attractive and likely to outperform in a recovering economy."

--------------------------------------------------------------------------------

  While the Treasury market did well, the story was quite different in the corporate bond market, as some sectors (telecommunications and natural gas pipelines) performed very poorly while others did reasonably well. In fact, investor focus alternated between these "blow-ups" and "everything else." That was not very surprising, considering the unprecedented $78 billion in downgrades of investment grade credits to below-investment grade in the first half of 2002 alone, as compared to the previous full-year record for "fallen angels" of $64 billion set in 2001. Overall, corporate bonds as measured by the Lehman Credit Index(5) returned 2.63% in the first half and more importantly, underperformed comparable duration Treasuries by 1.85% in the second quarter alone and by 1.37% through June 30, 2002. In contrast, the telecommunication and natural gas pipeline sectors returned -10.98% and 0.24% respectively on a nominal basis and underperformed similar Treasuries by 15.48% and 3.95% respectively. If we exclude these two sectors, the remaining components of the Lehman Credit Index would have returned 4.41% on a nominal basis and outperformed comparable Treasuries by 0.77%.

  In contrast, the securitized products sectors--mortgage-backed (MBS), asset-backed (ABS) and commercial mortgage-backed securities (CMBS)--were the top three performing sectors in the Lehman Credit Index as investors

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper return figures do not reflect the deduction of any sales charges that an investor might have to pay when purchasing or redeeming shares of the Fund.

(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity. The Lehman Aggregate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Return figures do not reflect the deduction of any sales charges that an investor might have to pay when purchasing or redeeming shares of the Fund.

(4) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The Index is not available for direct investment and its returns do not reflect the fees and expenses that apply to mutual funds.

(5) The Lehman Credit Index is an unmanaged index that is generally considered to be representative of U.S. investment grade corporate bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that apply to mutual funds.

THE GUARDIAN INVESTMENT QUALITY BOND FUND

sought to avoid corporate bond risk and continue to earn an incremental spread over Treasuries. These considerations were especially key to the exceptional performance of CMBS. Specifically, the MBS, ABS and CMBS sectors(6) returned 4.51%, 4.45% and 6.34% respectively on a nominal basis and outperformed Treasuries by 1.27%, 1.19% and 1.86%, respectively.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE PERIOD?

A:   Coming into 2002, we believed that the spread sectors were fundamentally undervalued and elected to overweight many of the sectors on a selective basis. We were overweighted in all of the securitized products sector for the entire period and as the prospects for interest rate increases by the Fed receded further into the future, these sectors performed very well and contributed substantially to the Fund's outperformance. Given the volatility experienced in the corporate bond market, these triple-A rated sectors also gained additional sponsorship and demand as they were increasingly viewed by fixed income investors as a safe haven, in much the same way equity investors may view Treasuries as their safe haven.

  Although we were also overweighted in the corporate sector, we took a much more defensive and cautious posture. We positioned our exposures in sectors (autos, paper and energy) poised to outperform in a recovering economy, which served the Fund well earlier in the year. Once the prospects of a recovery seemed less certain, we reduced our overweights. More importantly, given the uncertainty regarding the next corporate "blow up" and the corresponding severity of such "headline risk," we opted to keep the portfolio well-diversified with smaller individual exposures and heightened our emphasis on credit risk assessment and security selection.

Q:   WHAT IS YOUR OUTLOOK FOR THE REST OF THE YEAR?

A:   We believe the economy will continue to recover, but at a modest pace.
Consumer spending (fueled by a strong housing market) remains on the firm side, which should lend continuing support to the recovery but we have yet to see the required pick-up in other sectors of the economy to indicate a full recovery. The 5.0% growth in Gross Domestic Product (GDP) in the first quarter was largely the result of a slower rate of inventory depletion, and other recent economic indicators suggest a moderate recovery in 2002 at best. Given the massive loss of wealth, and more fundamentally, the loss of confidence in corporate America, the equity market will likely need strong and sustained proof of an economic recovery before we see it recover.

  Even a modest recovery may be jeopardized by an erosion in consumer confidence due to some exogenous event such as another terrorist attack or international political crisis. The consumer has been the key to limiting this recession's impact and any serious blow to this sector would substantially raise the prospect of a double-dip recession.

  Barring such a scenario, we believe spread assets are still more attractive than Treasuries, especially in the corporate bond sector where its recent underperformance has resulted in spreads that are historically attractive and likely to outperform in a recovering economy. We intend to maintain an overweighted exposure in corporate bonds and utilize our credit expertise to identify investment opportunities in companies that have been unfairly painted with the same brush as a company undergoing adverse events or publicity. We believe the market frequently overreacts and often presents us with such opportunities if we do the appropriate analysis. Similarly, we are still comfortable with the prospects for the securitized products sector and will maintain our overweighted exposure there, while keeping a close eye on shifting relative value. As always, we remain focused on sound asset allocation and superior security selection that places an even greater premium on discerning risks and uncovering value.

-------------------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2002

                                         Inception                                  Since
                                           Date      1 Year   3 Years   5 Years   Inception
-------------------------------------------------------------------------------------------
Class A shares (without sales charge)     2/16/93    8.41%     7.39%     6.73%      5.97%
-------------------------------------------------------------------------------------------
Class A shares (with sales charge)        2/16/93    3.53%     5.75%     5.75%      5.45%
-------------------------------------------------------------------------------------------
Class B shares (without sales charge)      8/7/00    7.72%        --        --      8.16%
-------------------------------------------------------------------------------------------
Class B shares (with sales charge)         8/7/00    4.72%        --        --      6.68%
-------------------------------------------------------------------------------------------
Class C shares (without sales charge)      8/7/00    7.72%        --        --      8.16%
-------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00    6.72%        --        --      8.16%
-------------------------------------------------------------------------------------------
Class K shares (without sales charge)     5/15/01    7.98%        --        --      7.63%
-------------------------------------------------------------------------------------------
Class K shares (with sales charge)        5/15/01    6.98%        --        --      6.75%
-------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum of 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

--------------------

(6) The respective indexes are: the Lehman Mortgage-Backed Securities (MBS) Index, the Lehman Asset-Backed Securities (ABS) Index, and the Lehman Commercial Mortgage-Backed Securities (CMBS) Index.

THE GUARDIAN HIGH YIELD BOND FUND


[PHOTO]                              [PHOTO]
Peter J. Liebst                      Thomas G. Sorell, C.F.A.
Co-Portfolio Manager                 Co-Portfolio Manager

OBJECTIVE: Seeks current income. Capital appreciation is a secondary objective.

PORTFOLIO: At least 80% is invested in corporate bonds and other debt securities that, at the time of purchase, are rated below investment grade or are unrated

INCEPTION: September 1, 1998

NET ASSETS AT JUNE 30, 2002:   $57,407,205

Q:   HOW DID THE FUND PERFORM DURING THE FIRST HALF OF 2002?

A: The Guardian High Yield Bond Fund posted a -0.98%(1) return for the first six months of 2002. This compared to an average -3.77% return for the 388 high yield bond funds tracked by Lipper Analytical Services(2). As a measure of the overall high yield market, the Lehman Brothers Corporate High Yield Index(3) posted a -4.84% return for the first six months of 2002.

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   The first half of 2002 was a difficult period for U.S. investors. The year began with hope that the U.S. economy had seen the worst of the 2001 recession and that an economic recovery would soon unfold. While positive momentum was seen in the early months of the year, the financial markets quickly realized this was substantially due to an inventory restocking cycle rather than a sustainable level of economic growth. It became apparent that an economic rebound would be slower than many had expected.

  Even more damaging, a financial market already acutely aware of the vulnerability to event risk after the September tragedy, found itself barraged by a series of negative financial and corporate governance disclosures. Beginning with Enron and followed by Global Crossing, WorldCom, Qwest, Adelphia, Tyco, Xerox, etc., major U.S. corporations made disclosures which not only forced investors to question the fiduciary integrity of corporate leadership, but also the reliability and accuracy of financial statements. The financial markets were left questioning how to accurately measure the risk and value of companies given the lack of confidence in financial reporting practices. The result was a continued flight to quality by investors. Returns for the first half of 2002 were highly correlated to the level of risk associated with an asset class, as demonstrated by the substantially risk-free U.S. Treasury market returning 3.61% while the equity market showed sizable losses, as shown by the S&P 500 Index(4) which posted a -13.15% return.

--------------------------------------------------------------------------------

"The Guardian High Yield Bond Fund was able to outperform both the overall high yield market and the average of its Lipper peer group due to its industry allocation and security selection."

--------------------------------------------------------------------------------

  The high yield market, which posted a -4.84% return for this six month period, also exhibited the same flight to quality as the overall financial markets. Within the high yield market, higher credit quality issuers, as measured by a Moody's Ba rating, posted a -3.89% return, compared to lower quality issuers such as those with a Moody's Caa rating which posted a -11.38% return for the period. This was also exhibited when reviewing individual industry performance within the high yield market. Only 5 of the 34 industries within the Lehman index posted a negative return for the first half of the year. These underperformers included cable, wireless and wireline communications, technology and utilities.

  One of the most unusual and dramatic impacts on the high yield market during the first half of 2002 was the number of "fallen angels" (investment grade securities downgraded to below investment grade by Moody's). During the period, $78.1 billion of bonds were downgraded to high yield status. This was almost twice the total amount of new securities issued into the high yield market during the period. Most importantly, the performance of these fallen angels substantially detracted from the performance of the high yield market. If the fallen angels were not

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) The Lehman Brothers Corporate High Yield Bond Index is an unmanaged index that is generally considered to be representative of corporate high yield bond market activity. The Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund. Likewise, return figures for the Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(4) The S&P 500 Index is an unmanaged index of 500 primarily large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses applicable to mutual funds.

THE GUARDIAN HIGH YIELD BOND FUND

included in the first six months' performance, the high yield market would have posted a -2.07% return during the period instead of the actual reported return of -4.84%.

  The Guardian High Yield Bond Fund was able to outperform both the overall high yield market and the average of its Lipper peer group due to its industry allocation and security selection. Specifically, the Fund maintained a diversified portfolio throughout the period with an underweight in all the above mentioned underperforming industries. Additionally, the Fund was not a buyer of the fallen angels as they entered the high yield market.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   We are entering the second half of 2002 with indications that an economic recovery is slowly unfolding. While an improving economy will have obvious benefits to the high yield market, we are also highly aware of the many ongoing external factors having the potential to delay or reverse the recent trends. These include geopolitical event risks, further disclosures of improper corporate governance or financial reporting, and any decline in consumer spending which has been the support to the U.S. economy over the last year. Until the current level of event risk is reduced within the overall financial markets, we will maintain the current defensive posture in our industry weightings and issuer exposures.




                       CREDIT QUALITY AS OF JUNE 30, 2002
[PIE CHART]

Short Term                                                       3.78%
Baa                                                              3.73%
Ba                                                              26.94%
B                                                               63.38%
Caa                                                              1.10%
NR                                                               1.07%

----------------------------------------------------------------------------------
         AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2002

                                         Inception                         Since
                                           Date      1 Year    3 Years   Inception
----------------------------------------------------------------------------------
Class A shares (without sales charge)      9/1/98      0.86%   -1.69%       1.06%
----------------------------------------------------------------------------------
Class A shares (with sales charge)         9/1/98     -3.68%   -3.19%      -0.15%
----------------------------------------------------------------------------------
Class B shares (without sales charge)      9/1/98      0.25%   -2.53%       0.08%
----------------------------------------------------------------------------------
Class B shares (with sales charge)         9/1/98     -2.75%   -3.18%      -0.44%
----------------------------------------------------------------------------------
Class C shares (without sales charge)      8/7/00      0.10%       --      -0.03%
----------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00     -0.90%       --      -3.08%
----------------------------------------------------------------------------------
Class K shares (without sales charge)     5/15/01      0.47%       --      -1.63%
----------------------------------------------------------------------------------
Class K shares (with sales charge)        5/15/01     -0.53%       --      -2.50%
----------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class B, Class C and Class K shares do not take into account the contingent deferred sales charge applicable to such shares (maximum 3% for Class B shares and 1% for Class C and Class K shares), except where noted. Since inception, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

THE GUARDIAN TAX-EXEMPT FUND


[PHOTO]                    OBJECTIVE: Seeks to maximize
Alexander M. Grant, Jr.      current income exempt from
Portfolio Manager            federal income taxes, consistent
                             with the preservation of capital

                           PORTFOLIO: At least 80% in
                             investment grade municipal debt
                             obligations

                           INCEPTION: February 16, 1993

NET ASSETS AT JUNE 30, 2002:   $116,361,347

Q:   HOW DID THE GUARDIAN TAX-EXEMPT FUND PERFORM IN THE FIRST HALF OF 2002?

A:   The Guardian Tax-Exempt Fund produced a total return of 4.68%(1) for the first half of 2002. The Lehman Municipal Bond Index(2) produced a total return of 4.64% for the same period. The latter reflects the different investment parameters of that Index which includes all bonds and maturities. Even so, The Guardian Tax-Exempt Fund exceeded it by 0.04%.

  More meaningful peer group comparisons are from Lipper and Morningstar. The Lipper General Municipal(3) average return for the first six months of the year was 4.22%. For Morningstar's(4) universe of municipal national long funds, the average return for the first six months of the year was 4.08%.

  For the one year period ending June 30, 2002, Lipper ranks the Fund 19th out of 282 funds and in the 7th percentile. For the three year period ending June 30, 2002, Lipper ranks the Fund 14th out of 240 funds and in the 6th percentile. For the five year period ending June 30, 2002, the Fund ranks 17th out of 193 funds and in the 9th percentile. For the life of the Fund beginning February 16, 1993 and ended June 30, 2002, Lipper ranks the Fund 110 out of 290 funds and in the 38th percentile.

  As of June 30, 2002, the Fund's 30-day yield was 3.89%, which is equivalent to a 6.34% taxable yield for a person in the highest federal income tax bracket in 2002.

Q:   WHAT STRATEGIES DID YOU USE TO MANAGE THE FUND?

A:   Benefiting from historically low interest rates, municipal issuers issued bonds at record levels. For the first half of 2002, $161.862 billion in long-term bonds were issued, an 18.6% increase over the $136.515 billion issued in the first half of 2001. Most of the heavy new issuance occurred in the second quarter with New York names dominating. Overall, for the first six months, $21.520 billion of New York State credits were sold, versus $10.645 billion in the comparable period of 2001. This is an increase of 102.2%.

  Investors poured money into municipal bonds, allowing the market to absorb this volume.

--------------------------------------------------------------------------------

"Our strategy continued to be to buy good quality, attractively structured national market names and stay away from "hot" deals or lower quality bonds within the investment grade universe."

--------------------------------------------------------------------------------

  Our strategy continued to be to buy good quality, attractively structured national market names and stay away from "hot" deals or lower quality bonds within the investment grade universe. On the sell side, we sold selectively retail and institutional blocks when the prices were attractive in terms of the spread off our benchmarks.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A: The increased volume of issues, particularly in the second quarter of 2002, was easily absorbed by traditional institutional and retail investors as well as crossovers brought in by the attractive ratios to U.S. Treasury bonds. As long as the lower interest rate environment continues, we would expect these issuance and investment patterns to continue. An additional factor could be the growing sense of discomfort with corporate-related investments that could spur investors to the relative safety of municipals. Also, the strength of the economic recovery and inflationary pressures will be variables to carefully monitor over the coming months as they are critical influences on interest rates and new issuance.

--------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Total return represents return for Class A shares and does not take into account the current maximum sales charge of 4.5%. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

(2) The Lehman Municipal Bond Index is an unmanaged index that is generally considered to be representative of U.S. municipal bond activity. The Lehman Municipal Bond Index is not available for direct investment and its return does not reflect the expenses that have been deducted from the Fund's return. Likewise, return figures for the Lehman Municipal Bond Index do not reflect any sales charges that an investor may have to pay when purchasing or redeeming shares of the Fund.

(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service. Its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales charges that an investor might have to pay when purchasing or redeeming shares of the Fund. There are 288 funds in the Lipper General Municipal category for the six month period ended June 30, 2002.

(4) (C)2002 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Morningstar is not responsible for any damages or losses arising from any use of this information and has not granted its consent to be considered or deemed an "expert" under the Securities Act of 1933. Past performance is no guarantee of future results. Morningstar's database of performance information is based on historical total returns, which assumes the reinvestment of dividends and distributions, and the deduction of all fund expenses.

THE GUARDIAN TAX-EXEMPT FUND

                   PORTFOLIO COMPOSITION BY SECTOR ALLOCATION
                              AS OF JUNE 30, 2002

[PIE CHART]

                                           STATE GENERAL          LOCAL GENERAL
SHORT TERM                                OBLIGATION BONDS       OBLIGATION BONDS        REVENUE BONDS          INSURED BONDS
----------                                ----------------       ----------------        -------------          -------------
4.53%                                           7.45%                 17.56%                 16.85%                 53.61%

                                 CREDIT QUALITY
                              AS OF JUNE 30, 2002

[PIE CHART]

Short Term                                       4.53%
AAA/US Govt. & Govt. Agency                     59.19%
AA                                              30.00%
A                                                6.28%



--------------------------------------------------------------------------------------------
              AVERAGE ANNUAL TOTAL RETURNS(1) FOR PERIODS ENDED JUNE 30, 2002

                                         Inception                                   Since
                                           Date      1 Year    3 Years   5 Years   Inception
--------------------------------------------------------------------------------------------
Class A shares (without sales charge)     2/16/93      7.23%    6.63%     5.97%       5.13%
--------------------------------------------------------------------------------------------
Class A shares (with sales charge)        2/16/93      2.40%    5.01%     5.00%       4.61%
--------------------------------------------------------------------------------------------
Class C shares (without sales charge)      8/7/00      6.43%     --        --         7.02%
--------------------------------------------------------------------------------------------
Class C shares (with sales charge)         8/7/00      5.43%     --        --         7.02%
--------------------------------------------------------------------------------------------

(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The return figures shown do not reflect the deduction of taxes that a shareholder may pay on distributions of gains or redemption of shares. Total return figures for Class A shares do not take into account the current maximum sales charge of 4.5%, except where noted. Total return figures for Class C shares do not take into account the contingent deferred sales charges applicable to such shares (maximum of 1% except where noted). Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses for the Fund. Without this assumption of expenses, returns would have been lower. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

THE GUARDIAN CASH MANAGEMENT FUND


[PHOTO]                    OBJECTIVE: Seeks as high a level of
Alexander M. Grant, Jr.      current income as is consistent
Portfolio Manager            with liquidity and preservation
                             of capital

                           PORTFOLIO: Short-term money market
                             instruments

                           INCEPTION: November 3, 1982

NET ASSETS AT JUNE 30, 2002:   $668,196,802

Q: HOW DID THE GUARDIAN CASH MANAGEMENT FUND PERFORM DURING THE FIRST HALF OF 2002?

A:   As of June 30, 2002 the effective 7-day annualized yield for The Guardian
Cash Management Fund was 1.00%.(1) The Fund produced a total annualized return of 1.00%(2) for the half-year ended June 30, 2002. In contrast, the effective 7-day annualized yield of Tier One money market funds as measured by iMoneyNet, Inc. was 1.15%; total return for the same category was 1.22%. iMoneyNet, Inc. (formerly IBC Financial Data, Inc.) is a research firm that tracks money market funds.

Q:   WHAT WAS YOUR INVESTMENT STRATEGY DURING THE YEAR?

A:   The Guardian Cash Management Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation for the Fund's portfolio. Most of the portfolio (76.89%) was invested in commercial paper and short maturity corporate bonds; the balance was invested in repurchase agreements (4.98%) and floating rate taxable municipal bonds (18.13%).

--------------------------------------------------------------------------------

"To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity."

--------------------------------------------------------------------------------

Q:   WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE?

A:   Money market funds are directly affected by the actions of the Federal
Reserve Board (Fed). During the first half of 2002 the Fed's policy making Federal Open Market Committee (FOMC) maintained the Federal Funds target rate at 1.75%. The Federal Funds target is the rate at which banks can borrow from each other overnight. While the Fed does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve. Another factor affecting performance was the portfolio's average maturity of 37 days as of June 30, 2002. The average Tier One money market fund as measured by iMoneyNet, Inc. had an average maturity of 53 days.

Q:   WHAT IS YOUR OUTLOOK FOR THE FUTURE?

A:   Uncertainty with the direction of the stock market contributes to large daily inflows and outflows of money in the Fund. As the stock market rallies, our investors typically transfer cash to equity funds. During those times when the stock market stalls, we see cash inflows. Due to the relatively short average days-to-maturity, these daily fluctuations have little effect on the Fund.

AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

--------------------

(1) Yields are annualized historical figures. Effective yield assumes reinvested income. Yields will vary as interest rates change. Past performance is not indicative of future results.

(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. Since June 1, 1994, the investment adviser for the Fund has assumed certain ordinary operating expenses of the Fund. Without these expense assumptions, the returns would have been lower. The total return and yield figures cited represent total return and yield for Class A shares. Returns represent past performance and are not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

SCHEDULE OF INVESTMENTS

June 30, 2002 (Unaudited)

/ /   The Guardian Park Avenue Fund


COMMON STOCKS -- 96.9%
Shares                                                                   Value
------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 1.0%
   159,900  General Dynamics Corp.                              $   17,005,365
------------------------------------------------------------------------------
BANKS -- 8.8%
   407,000  Bank of America Corp.                                   28,636,520
   249,300  Bank of New York, Inc.                                   8,413,875
   257,400  Bank One Corp.                                           9,904,752
   150,500  Charter One Financial, Inc.                              5,174,190
   166,800  Fifth Third Bancorp                                     11,117,220
   294,200  Golden West Financial Corp.                             20,235,076
   253,500  M & T Bank Corp.                                        21,740,160
   192,700  North Fork Bancorp., Inc.                                7,671,387
   352,200  SouthTrust Corp.                                         9,199,464
   458,300  Wells Fargo & Co.                                       22,942,498
                                                                --------------
                                                                   145,035,142
------------------------------------------------------------------------------
BEVERAGES -- 3.9%
   164,600  Anheuser-Busch Cos., Inc.                                8,230,000
   458,400  Coca-Cola Co.                                           25,670,400
   487,000  PepsiCo., Inc.                                          23,473,400
   238,000  The Pepsi Bottling Group, Inc.                           7,330,400
                                                                --------------
                                                                    64,704,200
------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.6%
   219,100  Amgen, Inc.*                                             9,175,908
------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 3.0%
   411,100  Automatic Data Processing, Inc.                         17,903,405
   371,000  Concord EFS, Inc.*                                      11,181,940
   300,800  First Data Corp.                                        11,189,760
   277,400  Paychex, Inc.                                            8,679,846
                                                                --------------
                                                                    48,954,951
------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.4%
   438,200  Cisco Systems, Inc.*                                     6,112,890
------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 2.5%
   616,300  Dell Computer Corp.*                                    16,110,082
   337,500  EMC Corp.*                                               2,548,125
   310,200  Int'l. Business Machines                                22,334,400
                                                                --------------
                                                                    40,992,607
------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 5.7%
   236,600  American Express Co.*                                    8,593,312
   851,566  Citigroup, Inc.                                         32,998,183
   253,600  Federal Home Loan Mortgage Corp.                        15,520,320
   249,100  Federal National Mortgage Assn.                         18,371,125
   213,866  Legg Mason, Inc.                                        10,552,148
    77,000  SLM Corp.                                                7,461,300
                                                                --------------
                                                                    93,496,388
------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
   789,600  SBC Comm., Inc.                                         24,082,800
   940,900  Verizon Comm.                                           37,777,135
                                                                --------------
                                                                    61,859,935
------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 4.6%
   318,100  Dominion Resources, Inc.                                21,058,220
    95,500  DTE Energy Co.                                           4,263,120
    81,000  Exelon Corp.                                             4,236,300
   246,300  FPL Group, Inc.                                         14,775,537
    85,700  Progress Energy, Inc.*                                   4,457,257
   514,900  TXU Corp.                                               26,543,095
                                                                --------------
                                                                    75,333,529
------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.4%
   261,000  Waters Corp.                                             6,968,700
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 2.6%
   208,500  Nabors Industries, Inc.*                            $    7,360,050
   660,800  Schlumberger Ltd.                                       30,727,200
   125,000  Weatherford Int'l. Ltd.*                                 5,400,000
                                                                --------------
                                                                    43,487,250
------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 2.3%
   615,400  Kroger Co.*                                             12,246,460
   198,800  Sysco Corp.                                              5,411,336
   518,900  Walgreen Co.                                            20,045,107
                                                                --------------
                                                                    37,702,903
------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.8%
   303,200  Kraft Foods, Inc.                                       12,416,040
------------------------------------------------------------------------------
GAS UTILITIES -- 0.4%
   294,600  Sempra Energy*                                           6,519,498
------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.9%
   117,400  Baxter Int'l., Inc.                                      5,218,430
   276,200  Boston Scientific Corp.*                                 8,098,184
   426,000  Medtronic, Inc.                                         18,254,100
                                                                --------------
                                                                    31,570,714
------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 4.7%
   244,400  AmerisourceBergen Corp.                                 18,574,400
   229,000  Express Scripts, Inc.*                                  11,475,190
   490,800  HCA, Inc.                                               23,313,000
   518,900  Health Management Associates, Inc.*                     10,455,835
   314,800  Laboratory Corp. of America Hldgs.*                     14,370,620
                                                                --------------
                                                                    78,189,045
------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.8%
   327,100  Procter & Gamble Co.                                    29,210,030
------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 2.3%
 1,298,600  General Electric Co.                                    37,724,330
------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING AND SERVICES -- 0.9%
   177,800  Electronic Data Systems Corp.                            6,605,270
   319,200  SunGard Data Systems, Inc.*                              8,452,416
                                                                --------------
                                                                    15,057,686
------------------------------------------------------------------------------
INSURANCE -- 5.4%
   658,700  American Int'l. Group, Inc.                             44,943,101
   158,100  Lincoln Nat'l. Corp.*                                    6,640,200
   149,000  Loews Corp.                                              7,895,510
   172,500  Marsh & McLennan Cos., Inc.                             16,663,500
   437,100  MetLife, Inc.*                                          12,588,480
                                                                --------------
                                                                    88,730,791
------------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 0.7%
   494,700  USA Interactive*                                        11,600,715
------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.6%
   473,000  Mattel, Inc.*                                            9,970,840
------------------------------------------------------------------------------
MACHINERY -- 0.8%
   207,800  Danaher Corp.*                                          13,787,530
------------------------------------------------------------------------------
MEDIA -- 2.8%
   835,700  AOL Time Warner, Inc.*                                  12,293,147
   360,600  Clear Channel Comm., Inc.*                              11,546,412
   495,600  Viacom, Inc.*                                           21,989,772
                                                                --------------
                                                                    45,829,331
------------------------------------------------------------------------------
METALS AND MINING -- 1.2%
   457,500  Alcoa, Inc.                                             15,166,125
   148,300  Newmont Mining Corp.*                                    3,912,614
                                                                --------------
                                                                    19,078,739
------------------------------------------------------------------------------
MULTILINE RETAIL -- 3.5%
 1,041,500  Wal-Mart Stores, Inc.                                   57,292,915
------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
OIL AND GAS -- 5.6%
   110,830  Apache Corp.                                        $    6,370,508
   196,200  EOG Resources, Inc.*                                     7,789,140
   811,100  Exxon Mobil Corp.*                                      33,190,212
   338,200  Occidental Petroleum Corp.                              10,142,618
   481,300  Royal Dutch Petroleum Co.                               26,601,451
   208,380  Valero Energy Corp.                                      7,797,580
                                                                --------------
                                                                    91,891,509
------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 1.5%
   315,300  Avon Products, Inc.                                     16,471,272
   238,800  Gillette Co.                                             8,088,156
                                                                --------------
                                                                    24,559,428
------------------------------------------------------------------------------
PHARMACEUTICALS -- 10.3%
   757,600  Abbott Laboratories                                     28,523,640
   360,100  Bristol-Myers Squibb Corp.                               9,254,570
   684,440  Johnson & Johnson                                       35,768,834
   325,000  King Pharmaceuticals, Inc.*                              7,231,250
 1,547,600  Pfizer, Inc.                                            54,166,000
   469,300  Pharmacia Corp.                                         17,575,285
   337,700  Wyeth                                                   17,290,240
                                                                --------------
                                                                   169,809,819
------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 2.8%
   299,600  Applied Materials, Inc.*                                 5,698,392
 1,460,600  Intel Corp.                                             26,685,162
   592,100  Texas Instruments, Inc.                                 14,032,770
                                                                --------------
                                                                    46,416,324
------------------------------------------------------------------------------
SOFTWARE -- 6.4%
   275,300  Adobe Systems, Inc.                                      7,846,050
   237,700  Intuit, Inc.*                                           11,818,444
 1,225,000  Microsoft Corp.*                                        67,007,500
 1,459,600  Oracle Corp.*                                           13,822,412
   125,300  Symantec Corp.*                                          4,116,105
                                                                --------------
                                                                   104,610,511
------------------------------------------------------------------------------

------------------------------------------------------------------------------
Shares                                                                   Value
------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.7%
   320,100  Home Depot, Inc.                                    $   11,757,273
------------------------------------------------------------------------------
TOBACCO -- 1.7%
   628,800  Philip Morris Cos., Inc.                                27,465,984
------------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 0.5%
   172,200  W.W. Grainger, Inc.                                      8,627,220
------------------------------------------------------------------------------
            TOTAL COMMON STOCKS
              (COST $1,713,217,611)                              1,592,946,040
------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.7%
Principal
Amount                                                                   Value
------------------------------------------------------------------------------
$61,851,000 State Street Bank and Trust Co.
            repurchase agreement,
            dated 6/28/2002, maturity
            value $61,860,845 at
            1.91%, due 7/1/2002 (1)
              (COST $61,851,000)                                $   61,851,000
------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 100.6%
  (COST $1,775,068,611)                                          1,654,797,040
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.6)%                                           (10,448,099)
------------------------------------------------------------------------------
NET ASSETS -- 100%                                              $1,644,348,941
------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

/ /   The Guardian Park Avenue Small Cap Fund


COMMON STOCKS -- 96.1%
Shares                                                                 Value
----------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.0%
    33,750  Alliant Techsystems, Inc.*                          $  2,153,250
    42,200  Precision Castparts Corp.                              1,392,600
                                                                ------------
                                                                   3,545,850
----------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 0.5%
    41,900  UTi Worldwide, Inc.                                      828,363
----------------------------------------------------------------------------
AIRLINES -- 1.3%
   100,600  Skywest, Inc.                                          2,353,034
----------------------------------------------------------------------------
AUTO COMPONENTS -- 1.8%
   110,700  American Axle & Mfg. Hldgs., Inc.*                     3,292,218
----------------------------------------------------------------------------
AUTOMOBILES -- 0.6%
    24,400  Winnebago Inds., Inc.                                  1,073,600
----------------------------------------------------------------------------
BANKS -- 10.9%
    31,200  Allegiant Bancorp, Inc.                                  566,904
    36,080  Associated Banc-Corp.                                  1,360,577
    22,900  City National Corp.                                    1,230,875
    23,880  Commerce Bancorp, Inc.                                 1,055,496
    27,500  Community Bank System, Inc.                              886,875
    62,700  East West Bancorp, Inc.                                2,164,404
    90,500  Fulton Financial Corp.                                 1,713,165
    36,600  GreenPoint Financial Corp.                             1,797,060
    57,700  Southwest Bancorp. of Texas, Inc.*                     2,089,894
    60,000  Sovereign Bancorp, Inc.                                  897,000
    47,500  UCBH Hldgs., Inc.                                      1,805,475
    27,375  Valley National Bancorp                                  761,025
    84,800  W Hldg. Co., Inc.                                      2,052,160
    38,250  Wintrust Financial Corp.                               1,322,302
                                                                ------------
                                                                  19,703,212
----------------------------------------------------------------------------
BEVERAGES -- 2.2%
    50,500  Boston Beer Co., Inc.*                                   802,950
    46,000  Constellation Brands, Inc.*                            1,472,000
    93,000  Cott Corp.*                                            1,766,070
                                                                ------------
                                                                   4,041,020
----------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.5%
    23,700  Charles River Laboratories Int'l.*                       830,685
----------------------------------------------------------------------------
CHEMICALS -- 3.5%
    57,800  Cabot Corp.                                            1,655,970
    48,600  OM Group, Inc.                                         3,013,200
    62,800  Spartech Corp.                                         1,710,044
                                                                ------------
                                                                   6,379,214
----------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 5.3%
    39,800  Banta Corp.                                            1,428,820
    59,000  Daisytek Int'l. Corp.*                                 1,000,640
    76,800  FactSet Research Systems, Inc.                         2,286,336
    45,550  FTI Consulting, Inc.*                                  1,594,706
    65,900  National Processing, Inc.*                             1,700,220
    86,100  On Assignment, Inc.*                                   1,532,580
                                                                ------------
                                                                   9,543,302
----------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.6%
   144,800  Foundry Networks, Inc.*                                1,017,944
----------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.7%
   177,100  Synaptics, Inc.*                                       1,335,334
----------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.6%
    32,400  Jacobs Engineering Group, Inc.*                        1,126,872
----------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 2.4%
    39,600  Financial Federal Corp.*                               1,310,760
    76,100  LaBranche & Co., Inc.*                                 1,742,690
    25,800  Legg Mason, Inc.                                       1,272,972
                                                                ------------
                                                                   4,326,422
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.8%
    44,000  Black Hills Corp.                                   $  1,522,840
----------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.5%
    49,800  AstroPower, Inc.*                                        978,072
----------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.9%
    73,200  Planar Systems, Inc.*                                  1,409,100
    76,000  Plexus Corp.*                                          1,375,600
    32,300  Veeco Instruments, Inc.*                                 746,453
                                                                ------------
                                                                   3,531,153
----------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 1.8%
    45,400  Offshore Logistics, Inc.*                              1,084,606
    74,100  Patterson-UTI Energy, Inc.*                            2,091,843
                                                                ------------
                                                                   3,176,449
----------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.1%
   103,300  United Natural Foods, Inc.*                            2,014,350
----------------------------------------------------------------------------
FOOD PRODUCTS -- 1.1%
    38,200  American Italian Pasta Co.*                            1,947,818
----------------------------------------------------------------------------
GAS UTILITIES -- 0.7%
    45,700  NUI Corp.                                              1,256,750
----------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.9%
    19,200  Diagnostic Products Corp.                                710,400
    87,800  VISX, Inc.*                                              957,020
                                                                ------------
                                                                   1,667,420
----------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 5.8%
    46,400  AdvancePCS*                                            1,110,816
    21,200  DIANON Systems, Inc.*                                  1,132,504
    30,800  First Health Group Corp.*                                863,632
    43,300  Henry Schein, Inc.*                                    1,926,850
    24,100  LifePoint Hospitals, Inc.*                               875,071
    73,400  MAXIMUS, Inc.*                                         2,326,780
   104,650  Province Healthcare Co.*                               2,339,974
                                                                ------------
                                                                  10,575,627
----------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 5.1%
    85,200  Argosy Gaming Co.*                                     2,419,680
    40,500  Lone Star Steakhouse & Saloon                            955,395
   112,800  Penn National Gaming, Inc.*                            2,047,320
    51,900  Ruby Tuesday, Inc.                                     1,006,860
   100,200  Ryan's Family Steak Houses, Inc.*                      1,323,642
    45,500  Sonic Corp.*                                           1,429,155
                                                                ------------
                                                                   9,182,052
----------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.7%
    37,752  Beazer Homes USA, Inc.*                                3,020,160
----------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.5%
    47,200  Dial Corp.                                               944,944
----------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING AND SERVICES -- 3.3%
    59,300  CACI Int'l., Inc.*                                     2,264,667
   139,200  Keane, Inc.*                                           1,726,080
    61,800  Manhattan Assoc., Inc.*                                1,987,488
                                                                ------------
                                                                   5,978,235
----------------------------------------------------------------------------
INSURANCE -- 5.1%
    59,000  Arthur J. Gallagher & Co.*                             2,044,350
    33,700  Brown & Brown, Inc.                                    1,061,550
    52,300  Harleysville Group, Inc.                               1,449,756
    16,000  PartnerRe Ltd.*                                          783,200
    45,900  Philadelphia Conso. Hldg. Corp.*                       2,081,106
    48,000  RenaissanceRe Hldgs. Ltd.                              1,756,800
                                                                ------------
                                                                   9,176,762
----------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN PARK AVENUE SMALL CAP FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
INTERNET AND CATALOG RETAIL -- 1.9%
    88,100  Insight Enterprises, Inc.*                          $  2,219,239
    42,900  School Specialty, Inc.*                                1,139,424
                                                                ------------
                                                                   3,358,663
----------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.6%
    73,800  Keynote Systems, Inc.*                                   540,216
    64,200  S1 Corp.*                                                474,438
                                                                ------------
                                                                   1,014,654
----------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 1.0%
    59,800  Action Performance Cos., Inc.*                         1,889,680
----------------------------------------------------------------------------
MEDIA -- 1.6%
   168,100  Cumulus Media, Inc.*                                   2,316,418
    11,900  Entercom Comm. Corp.*                                    546,210
                                                                ------------
                                                                   2,862,628
----------------------------------------------------------------------------
METALS AND MINING -- 0.5%
    32,100  Peabody Energy Corp.                                     908,430
----------------------------------------------------------------------------
OIL AND GAS -- 2.9%
    54,300  Equitable Resources, Inc.                              1,862,490
    20,200  Evergreen Resources, Inc.*                               858,500
    31,400  Premcor, Inc.*                                           807,608
    23,600  Western Gas Resources, Inc.                              882,640
    42,300  XTO Energy, Inc.                                         871,380
                                                                ------------
                                                                   5,282,618
----------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.5%
    45,100  Glatfelter                                               847,880
----------------------------------------------------------------------------
PHARMACEUTICALS -- 2.9%
    33,500  CIMA Labs, Inc.*                                         808,020
    50,100  Medicis Pharmaceutical Corp.*                          2,142,276
    97,400  Taro Pharmaceutical Inds. Ltd.*                        2,388,248
                                                                ------------
                                                                   5,338,544
----------------------------------------------------------------------------
REAL ESTATE -- 4.0%
    37,000  AMB Ppty. Corp.*                                       1,147,000
    55,900  Arden Realty, Inc.                                     1,590,355
    25,700  CenterPoint Pptys. Corp.                               1,490,857
    17,000  Gables Residential Trust                                 542,810
    35,300  Prentiss Pptys. Trust                                  1,120,775
    51,000  Reckson Assocs. Realty Corp.                           1,269,900
                                                                ------------
                                                                   7,161,697
----------------------------------------------------------------------------
ROAD AND RAIL -- 0.5%
    39,200  P.A.M. Transportation Svcs., Inc.*                       941,584
----------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 3.2%
   101,800  Axcelis Technologies, Inc.*                            1,150,340
    83,100  Brooks-PRI Automation, Inc.*                           2,124,036
   141,300  Monolithic System Technology, Inc.*                    1,582,560
    83,200  Pericom Semiconductor Corp.*                             964,288
                                                                ------------
                                                                   5,821,224
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Shares                                                                 Value
----------------------------------------------------------------------------
SOFTWARE -- 7.2%
   150,900  Borland Software Corp.*                             $  1,554,270
    36,800  Catapult Comm. Corp.*                                    804,853
    67,100  Concord Comms., Inc.*                                  1,105,808
    51,450  Fair, Issac & Co., Inc.                                1,691,161
    80,600  Henry Jack & Associates, Inc.                          1,345,214
    74,600  HNC Software, Inc.*                                    1,245,820
    63,100  Informatica Corp.*                                       447,379
   145,100  J.D. Edwards & Co.*                                    1,762,965
    33,100  JDA Software Group, Inc.*                                935,406
    72,000  THQ, Inc.*                                             2,147,040
                                                                ------------
                                                                  13,039,916
----------------------------------------------------------------------------
SPECIALTY RETAIL -- 4.6%
    37,700  Charlotte Russe Hldg., Inc.*                             841,841
    37,400  Chico's FAS, Inc.*                                     1,358,368
    91,400  Cost Plus, Inc*                                        2,783,953
    43,100  Genesco, Inc.*                                         1,049,485
    60,000  Group 1 Automotive, Inc.*                              2,289,000
                                                                ------------
                                                                   8,322,647
----------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 1.5%
    16,600  Coach, Inc.*                                             911,340
   118,500  Phillips-Van Heusen Corp.                              1,848,600
                                                                ------------
                                                                   2,759,940
----------------------------------------------------------------------------
            TOTAL COMMON STOCKS
              (COST $164,587,287)                                173,919,807
----------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.7%
Principal
Amount                                                                 Value
----------------------------------------------------------------------------
$6,650,000  State Street Bank and Trust Co.
            repurchase agreement,
            dated 6/28/2002, maturity
            value $6,651,058 at
            1.91%, due 7/1/2002 (1)
              (COST $6,650,000)                                 $  6,650,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.8%
  (COST $171,237,287)                                            180,569,807
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.2%                                           388,160
----------------------------------------------------------------------------
NET ASSETS -- 100%                                              $180,957,967
----------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

/ /   The Guardian Asset Allocation Fund


COMMON STOCKS -- 17.2%
Shares                                                                               Value
------------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 0.4%
           4,433        Boeing Co.                                          $      199,485
           1,668        General Dynamics Corp.                                     177,392
           4,489        Honeywell Int'l., Inc.                                     158,147
           2,630        United Technologies Corp.                                  178,577
                                                                            --------------
                                                                                   713,601
------------------------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 0.0%
           1,219        FedEx Corp.                                                 65,095
------------------------------------------------------------------------------------------
AIRLINES -- 0.0%
           5,803        Southwest Airlines Co.                                      93,776
------------------------------------------------------------------------------------------
AUTOMOBILES -- 0.3%
          10,571        Ford Motor Co.                                             169,136
           3,595        General Motors Corp.                                       192,153
           2,241        Harley-Davidson, Inc.                                      114,896
                                                                            --------------
                                                                                   476,185
------------------------------------------------------------------------------------------
BANKS -- 1.3%
           7,268        Bank of America Corp.                                      511,376
           4,324        Bank of New York, Inc.                                     145,935
           2,945        Bank One Corp.                                             113,324
           3,330        Fifth Third Bancorp                                        221,944
           6,182        FleetBoston Financial Corp.                                199,988
           7,743        KeyCorp                                                    211,384
           2,931        SunTrust Banks, Inc.                                       198,487
          10,491        U.S. Bancorp                                               244,965
           6,197        Wachovia Corp.                                             236,601
           5,341        Washington Mutual, Inc.                                    198,205
           2,375        Wells Fargo & Co.                                          118,893
                                                                            --------------
                                                                                 2,401,102
------------------------------------------------------------------------------------------
BEVERAGES -- 0.4%
           4,261        Anheuser-Busch Cos., Inc.                                  213,050
           7,078        Coca-Cola Co.                                              396,368
           4,469        PepsiCo., Inc.                                             215,406
                                                                            --------------
                                                                                   824,824
------------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.1%
           3,082        Amgen, Inc.*                                               129,074
           1,726        MedImmune, Inc.*                                            45,567
                                                                            --------------
                                                                                   174,641
------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.1%
           4,951        Masco Corp.                                                134,222
------------------------------------------------------------------------------------------
CHEMICALS -- 0.2%
           2,678        Air Products & Chemicals, Inc.                             135,159
           5,733        Dow Chemical Co.                                           197,100
           3,035        E.I. Du Pont de Nemours & Co.*                             134,754
                                                                            --------------
                                                                                   467,013
------------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 0.4%
           3,405        Automatic Data Processing, Inc.                            148,288
           5,396        Cendant Corp.*                                              85,689
           1,807        Cintas Corp.                                                89,320
           3,414        Concord EFS, Inc.*                                         102,898
           4,412        First Data Corp.                                           164,126
           2,602        Paychex, Inc.                                               81,417
           2,928        Pitney Bowes, Inc.                                         116,300
           1,608        Sabre Hldgs. Corp.                                          57,566
                                                                            --------------
                                                                                   845,604
------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.4%
          27,148        Cisco Systems, Inc.*                                       378,715
           6,482        Corning, Inc.*                                              23,011
          11,481        Motorola, Inc.                                             165,556

------------------------------------------------------------------------------------------
Shares                                                                               Value
------------------------------------------------------------------------------------------
          17,074        Nortel Networks Corp.                               $       24,757
           3,534        QUALCOMM, Inc.*                                             97,150
                                                                            --------------
                                                                                   689,189
------------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 0.6%
           8,361        Dell Computer Corp.*                                       218,557
          10,996        EMC Corp.*                                                  83,020
          16,137        Hewlett Packard Co.                                        246,573
           6,809        Int'l. Business Machines                                   490,248
          12,916        Sun Microsystems, Inc.*                                     64,709
                                                                            --------------
                                                                                 1,103,107
------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 1.3%
           6,539        American Express Co.*                                      237,496
           1,586        Capital One Financial Corp.                                 96,825
           8,048        Charles Schwab Corp.                                        90,138
          17,874        Citigroup, Inc.                                            692,618
           1,993        Federal Home Loan Mortgage Corp.                           121,972
           2,196        Federal National Mortgage Assn.                            161,955
           2,699        Household Int'l., Inc.                                     134,140
           9,331        J.P. Morgan Chase & Co.                                    316,508
           1,791        Lehman Brothers Hldgs., Inc.                               111,973
           4,857        MBNA Corp.                                                 160,621
           4,364        Merrill Lynch & Co., Inc.                                  176,742
           3,352        Morgan Stanley Dean Witter & Co.                           144,404
           2,616        State Street Corp.*                                        116,935
                                                                            --------------
                                                                                 2,562,327
------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.7%
           9,945        AT & T Corp.                                               106,412
           6,829        BellSouth Corp.                                            215,113
           8,724        Qwest Comm. Int'l., Inc.*                                   24,427
          13,046        SBC Comm., Inc.                                            397,903
           8,303        Sprint Corp. (FON Group)                                    88,095
          10,414        Verizon Comm.                                              418,122
                                                                            --------------
                                                                                 1,250,072
------------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.1%
           2,759        Exelon Corp.                                               144,296
           1,261        FirstEnergy Corp.                                           42,092
           1,292        TXU Corp.                                                   66,602
                                                                            --------------
                                                                                   252,990
------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.0%
             424        Cooper Industries Ltd.*                                     16,663
           1,106        Emerson Electric Co.                                        59,182
                                                                            --------------
                                                                                    75,845
------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.1%
           2,990        Agilent Technologies, Inc.*                                 70,714
           4,723        Solectron Corp.*                                            29,046
                                                                            --------------
                                                                                    99,760
------------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.1%
           4,006        Halliburton Co.                                             63,856
           1,681        Schlumberger Ltd.                                           78,166
                                                                            --------------
                                                                                   142,022
------------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 0.3%
           3,921        Albertson's, Inc.                                          119,434
           2,620        CVS Corp.                                                   80,172
           5,361        Kroger Co.*                                                106,684
           3,148        Safeway, Inc.*                                              91,890
           5,043        Sysco Corp.                                                137,271
           2,980        Walgreen Co.                                               115,117
                                                                            --------------
                                                                                   650,568
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------------------------
Shares                                                                               Value
------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.2%
           1,866        General Mills, Inc.                                 $       82,253
           2,424        H.J. Heinz Co.                                              99,626
              20        J.M. Smucker Co.*                                              683
           6,725        Sara Lee Corp.                                             138,804
           1,379        Unilever NV                                                 89,359
                                                                            --------------
                                                                                   410,725
------------------------------------------------------------------------------------------
GAS UTILITIES -- 0.0%
           3,136        El Paso Corp.                                               64,633
------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.3%
           3,644        Baxter Int'l., Inc.                                        161,976
           2,824        Guidant Corp.*                                              85,370
           5,967        Medtronic, Inc.                                            255,686
           1,696        Stryker Corp.                                               90,753
             884        Zimmer Hldgs., Inc.*                                        31,523
                                                                            --------------
                                                                                   625,308
------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 0.3%
           2,530        Cardinal Health, Inc.                                      155,367
           3,447        HCA, Inc.                                                  163,733
           2,719        McKesson Corp.                                              88,911
           2,057        UnitedHealth Group*                                        188,318
                                                                            --------------
                                                                                   596,329
------------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 0.2%
           4,004        Carnival Corp.                                             110,871
           3,030        Marriott Int'l., Inc.                                      115,291
           7,248        McDonald's Corp.*                                          206,206
                                                                            --------------
                                                                                   432,368
------------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.4%
           2,876        Colgate-Palmolive Co.                                      143,944
           2,979        Kimberly-Clark Corp.                                       184,698
           4,384        Procter & Gamble Co.                                       391,491
                                                                            --------------
                                                                                   720,133
------------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.7%
           1,118        3M Co.                                                     137,514
          36,784        General Electric Co.                                     1,068,575
           8,945        Tyco Int'l. Ltd.                                           120,847
                                                                            --------------
                                                                                 1,326,936
------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING AND SERVICES -- 0.1%
           2,525        Electronic Data Systems Corp.                               93,804
------------------------------------------------------------------------------------------
INSURANCE -- 0.8%
           3,699        AFLAC, Inc.*                                               118,368
           2,008        Allstate Corp.                                              74,256
          10,328        American Int'l. Group, Inc.                                704,679
           1,281        Chubb Corp.                                                 90,695
           1,821        Hartford Financial Svcs. Group, Inc.                       108,295
           2,684        John Hancock Financial Svcs., Inc.*                         94,477
           2,344        Loews Corp.                                                124,208
           1,591        Marsh & McLennan Cos., Inc.                                153,691
           2,884        MetLife, Inc.*                                              83,059
                                                                            --------------
                                                                                 1,551,728
------------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.0%
           3,255        Yahoo! Inc.*                                                48,044
------------------------------------------------------------------------------------------
MACHINERY -- 0.1%
           2,604        Caterpillar, Inc.                                          127,466
           2,258        Illinois Tool Works, Inc.                                  154,221
                                                                            --------------
                                                                                   281,687
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Shares                                                                               Value
------------------------------------------------------------------------------------------
MEDIA -- 0.8%
          15,529        AOL Time Warner, Inc.*                              $      228,432
           3,166        Clear Channel Comm., Inc.*                                 101,375
           5,199        Comcast Corp.*                                             123,944
           2,608        Gannett Co., Inc.                                          197,947
           3,060        New York Times Co.                                         157,590
           1,418        Omnicom Group, Inc.                                         64,944
           3,164        Tribune Co.                                                137,634
           5,969        Viacom, Inc.*                                              264,845
          10,305        Walt Disney Co.*                                           194,765
                                                                            --------------
                                                                                 1,471,476
------------------------------------------------------------------------------------------
METALS AND MINING -- 0.1%
           4,492        Alcoa, Inc.                                                148,910
           6,329        Barrick Gold Corp.                                         120,187
                                                                            --------------
                                                                                   269,097
------------------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.8%
           3,174        Costco Wholesale Corp.*                                    122,580
           2,414        Kohl's Corp.*                                              169,173
           5,267        Target Corp.                                               200,673
          17,009        Wal-Mart Stores, Inc.                                      935,665
                                                                            --------------
                                                                                 1,428,091
------------------------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 0.1%
           3,468        AES Corp.*                                                  18,797
           2,099        Calpine Corp.*                                              14,756
           4,604        Duke Energy Corp.                                          143,184
           2,430        Dynegy, Inc.                                                17,496
           3,916        Williams Cos., Inc.                                         23,457
                                                                            --------------
                                                                                   217,690
------------------------------------------------------------------------------------------
OIL AND GAS -- 1.3%
           2,349        Anadarko Petroleum Corp.                                   115,806
           2,874        Burlington Resources, Inc.                                 109,212
           2,887        ChevronTexaco Corp.                                        255,499
           5,951        Conoco, Inc.                                               165,438
          23,431        Exxon Mobil Corp.*                                         958,796
           6,245        Occidental Petroleum Corp.                                 187,288
           2,858        Phillips Petroleum Co.                                     168,279
           6,875        Royal Dutch Petroleum Co.                                  379,981
           4,115        Unocal Corp.                                               152,008
                                                                            --------------
                                                                                 2,492,307
------------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.2%
           3,928        Int'l. Paper Co.                                           171,182
           2,844        Weyerhaeuser Co.                                           181,590
                                                                            --------------
                                                                                   352,772
------------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.1%
           5,671        Gillette Co.                                               192,077
------------------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.7%
           5,885        Abbott Laboratories                                        221,570
           8,263        Bristol-Myers Squibb Corp.                                 212,359
           4,246        Eli Lilly & Co.                                            239,474
           1,305        Forest Laboratories, Inc.*                                  92,394
          10,914        Johnson & Johnson                                          570,366
           1,779        King Pharmaceuticals, Inc.*                                 39,583
           8,435        Merck & Co., Inc.                                          427,148
          21,765        Pfizer, Inc.                                               761,775
           6,365        Pharmacia Corp.                                            238,369
           3,875        Schering-Plough Corp.                                       95,325
           5,468        Wyeth                                                      279,962
                                                                            --------------
                                                                                 3,178,325
------------------------------------------------------------------------------------------
ROAD AND RAIL -- 0.1%
           2,884        Union Pacific Corp.                                        182,499
------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN ASSET ALLOCATION FUND
Schedule of Investments (Continued)

------------------------------------------------------------------------------------------
Shares                                                                               Value
------------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 0.5%
           2,923        Altera Corp.*                                       $       39,753
           4,648        Applied Materials, Inc.*                                    88,405
           1,688        Broadcom Corp.*                                             29,608
          22,499        Intel Corp.                                                411,057
           1,448        KLA-Tencor Corp.*                                           63,697
           2,153        Linear Technology Corp.                                     67,669
           2,177        Maxim Integrated Products, Inc.*                            83,444
           3,302        Micron Technology, Inc.*                                    66,766
           5,091        Texas Instruments, Inc.                                    120,657
           2,346        Xilinx, Inc.*                                               52,621
                                                                            --------------
                                                                                 1,023,677
------------------------------------------------------------------------------------------
SOFTWARE -- 0.8%
           1,802        Adobe Systems, Inc.                                         51,357
           3,590        Computer Associates Int'l., Inc.                            57,045
          20,422        Microsoft Corp.*                                         1,117,083
          18,405        Oracle Corp.*                                              174,295
           2,830        Siebel Systems, Inc.*                                       40,243
           2,739        VERITAS Software Corp.*                                     54,205
                                                                            --------------
                                                                                 1,494,228
------------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.4%
           2,702        Bed, Bath & Beyond, Inc.                                   101,974
           1,930        Best Buy Co., Inc.*                                         70,059
           6,985        Home Depot, Inc.                                           256,559
           4,342        Lowe's Cos., Inc.                                          197,127
           5,047        The Gap, Inc.                                               71,667
                                                                            --------------
                                                                                   697,386
------------------------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.1%
           2,238        NIKE, Inc.                                                 120,069
------------------------------------------------------------------------------------------
TOBACCO -- 0.2%
           6,424        Philip Morris Cos., Inc.                                   280,600
           3,249        UST, Inc.                                                  110,466
                                                                            --------------
                                                                                   391,066
------------------------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 0.1%
           4,414        Genuine Parts Co.                                          153,916
------------------------------------------------------------------------------------------
                        TOTAL COMMON STOCKS
                          (COST $39,945,328)                                    32,838,314
------------------------------------------------------------------------------------------

MUTUAL FUNDS -- 79.5%
EQUITY -- 59.6%
      16,620,000        The Guardian S&P 500 Index Fund, Class A            $  113,348,400
------------------------------------------------------------------------------------------
FIXED INCOME -- 19.9%
       3,808,860        The Guardian Investment Quality Bond Fund, Class A      37,936,244
------------------------------------------------------------------------------------------
                        TOTAL MUTUAL FUNDS
                          (COST $181,862,022)                                  151,284,644
------------------------------------------------------------------------------------------

U.S. GOVERNMENT -- 1.0%
Principal
Amount                                                                               Value
------------------------------------------------------------------------------------------
                        U.S. Treasury Bill
     $ 2,000,000          1.68%, 7/18/2002
                          (COST $1,998,419)                                 $    1,998,419
------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.4%
     $ 2,635,000        State Street Bank and Trust Co.
                        repurchase agreement,
                        dated 6/28/2002, maturity
                        value $2,635,419 at
                        1.91%, due 7/1/2002 (1)
                          (COST $2,635,000)                                 $    2,635,000
------------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.1%
  (COST $226,440,769)                                                          188,756,377
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.9%                                                       1,659,206
------------------------------------------------------------------------------------------
NET ASSETS -- 100%                                                          $  190,415,583
------------------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.


PURCHASED (P)/SOLD (S) FUTURES CONTRACTS
                                                     Unrealized
Contracts  Type      Description       Expiration  Depreciation
---------------------------------------------------------------
158         S    U.S. Treasury Notes,
                        5 Year           9/2002    $   (332,403)
80          P       S&P 500 Index        9/2002      (1,102,806)
                                                   ------------
                                                   $ (1,435,209)
---------------------------------------------------------------

At June 30, 2002 The Guardian Asset Allocation Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

/ /   The Guardian S&P 500 Index Fund


COMMON STOCKS -- 98.5%
Shares                                                                             Value
----------------------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 2.0%
         23,531         Boeing Co.                                          $  1,058,895
          5,605         General Dynamics Corp.                                   596,092
          2,885         Goodrich Corp.                                            78,818
         23,591         Honeywell Int'l., Inc.                                   831,111
         12,152         Lockheed Martin Corp.                                    844,564
          3,261         Northrop Grumman Corp.                                   407,625
         11,454         Raytheon Co.                                             466,750
          5,169         Rockwell Collins, Inc.                                   141,734
         13,273         United Technologies Corp.                                901,237
                                                                            ------------
                                                                               5,326,826
----------------------------------------------------------------------------------------
AIR FREIGHT AND LOGISTICS -- 0.2%
          8,282         FedEx Corp.                                              442,259
          1,583         Ryder Systems, Inc.                                       42,883
                                                                            ------------
                                                                                 485,142
----------------------------------------------------------------------------------------
AIRLINES -- 0.2%
          4,252         AMR Corp.*                                                71,689
          3,488         Delta Airlines, Inc.                                      69,760
         21,394         Southwest Airlines Co.                                   345,727
                                                                            ------------
                                                                                 487,176
----------------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.4%
          1,847         Cooper Tire & Rubber Co.                                  37,956
          4,076         Dana Corp.                                                75,528
         15,716         Delphi Automotive Systems Corp.                          207,451
          9,273         Goodyear Tire & Rubber Co.                               173,498
          2,402         Johnson Controls, Inc.                                   196,027
          3,499         TRW, Inc.                                                199,373
          3,619         Visteon Corp.                                             51,390
                                                                            ------------
                                                                                 941,223
----------------------------------------------------------------------------------------
AUTOMOBILES -- 0.8%
         52,252         Ford Motor Co.                                           836,032
         15,471         General Motors Corp.                                     826,925
          8,510         Harley-Davidson, Inc.                                    436,308
                                                                            ------------
                                                                               2,099,265
----------------------------------------------------------------------------------------
BANKS -- 7.3%
         10,502         AmSouth Bancorporation                                   235,035
         44,284         Bank of America Corp.                                  3,115,822
         20,867         Bank of New York, Inc.                                   704,261
         32,597         Bank One Corp.                                         1,254,333
         12,970         BB&T Corp.                                               500,642
          6,148         Charter One Financial, Inc.                              211,368
          4,980         Comerica, Inc.                                           305,772
         16,000         Fifth Third Bancorp                                    1,066,400
          3,607         First Tennessee Nat'l. Corp.                             138,148
         29,614         FleetBoston Financial Corp.                              958,013
          4,449         Golden West Financial Corp.                              306,002
          7,037         Huntington Bancshares, Inc.                              136,659
         12,051         KeyCorp                                                  328,992
          6,086         Marshall & Ilsley Corp.*                                 188,240
         13,749         Mellon Financial Corp.                                   432,131
         17,219         National City Corp.                                      572,532
          6,245         Northern Trust Corp.                                     275,155
          8,165         PNC Financial Svcs. Group                                426,866
          6,810         Regions Financial Corp.                                  239,371
          9,524         SouthTrust Corp.                                         248,767
          8,358         SunTrust Banks, Inc.                                     566,004
          8,064         Synovus Financial Corp.                                  221,921
         59,862         U.S. Bancorp                                           1,397,778
          5,829         Union Planters Corp.                                     188,685
         39,439         Wachovia Corp.                                         1,505,781
         27,009         Washington Mutual, Inc.                                1,002,304
         48,151         Wells Fargo & Co.                                      2,410,439
          2,811         Zions Bancorp.                                           146,453
                                                                            ------------
                                                                              19,083,874
----------------------------------------------------------------------------------------
BEVERAGES -- 3.2%
          1,027         Adolph Coors Co.                                          63,982
         25,497         Anheuser-Busch Cos., Inc.                              1,274,850

----------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------
          1,944         Brown-Forman Corp.                                  $    134,136
         70,743         Coca-Cola Co.                                          3,961,608
         11,740         Coca-Cola Enterprises, Inc.                              259,219
         49,188         PepsiCo., Inc.                                         2,370,862
          8,521         The Pepsi Bottling Group, Inc.                           262,447
                                                                            ------------
                                                                               8,327,104
----------------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.9%
         29,311         Amgen, Inc.*                                           1,227,545
          4,133         Biogen, Inc.*                                            171,230
          5,323         Chiron Corp.*                                            188,168
          6,604         Genzyme Corp.*                                           127,061
         16,008         Immunex Corp.*                                           357,619
          7,156         MedImmune, Inc.*                                         188,918
                                                                            ------------
                                                                               2,260,541
----------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.2%
          2,075         American Standard Cos., Inc.*                            155,832
          1,644         Crane Co.                                                 41,725
         12,566         Masco Corp.                                              340,664
                                                                            ------------
                                                                                 538,221
----------------------------------------------------------------------------------------
CHEMICALS -- 1.5%
          6,413         Air Products & Chemicals, Inc.                           323,664
         25,185         Dow Chemical Co.                                         865,860
         29,337         E.I. Du Pont de Nemours & Co.*                         1,302,563
          2,116         Eastman Chemical Co.                                      99,240
          3,527         Ecolab, Inc.                                             163,053
          3,563         Engelhard Corp.                                          100,904
          1,338         Great Lakes Chemical Corp.                                35,444
          2,926         Hercules, Inc.*                                           33,942
          2,692         Int'l. Flavors & Fragrances, Inc.                         87,463
          4,717         PPG Industries, Inc.                                     291,982
          4,429         Praxair, Inc.                                            252,320
          6,126         Rohm & Haas Co.                                          248,042
          2,136         Sigma-Aldrich                                            107,121
                                                                            ------------
                                                                               3,911,598
----------------------------------------------------------------------------------------
COMMERCIAL SERVICES AND SUPPLIES -- 1.9%
          5,547         Allied Waste Industries, Inc.*                            53,251
         17,941         Automatic Data Processing, Inc.                          781,331
          3,090         Avery Dennison Corp.                                     193,897
         27,934         Cendant Corp.*                                           443,592
          4,739         Cintas Corp.                                             234,249
         14,465         Concord EFS, Inc.*                                       435,975
          4,851         Convergys Corp.*                                          94,497
          1,948         Deluxe Corp.                                              75,758
          4,011         Equifax, Inc.                                            108,297
         22,290         First Data Corp.                                         829,188
          5,256         Fiserv, Inc.*                                            192,948
          5,090         H & R Block, Inc.                                        234,903
         10,517         Paychex, Inc.                                            329,077
          7,103         Pitney Bowes, Inc.                                       282,131
          3,367         R.R. Donnelley & Sons Co.                                 92,761
          4,979         Robert Half Int'l., Inc.*                                116,011
          3,733         Sabre Hldgs. Corp.                                       133,641
         17,540         Waste Management, Inc.*                                  456,917
                                                                            ------------
                                                                               5,088,424
----------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 2.0%
         21,758         ADC Telecomm., Inc.*                                      49,826
          2,211         Andrew Corp.*                                             32,988
          7,878         Avaya, Inc.*                                              38,996
          9,752         CIENA Corp.                                               40,861
        208,442         Cisco Systems, Inc.*                                   2,907,766
          4,652         Comverse Technology, Inc.*                                43,077
         25,840         Corning, Inc.*                                            91,732
         36,618         JDS Uniphase Corp.*                                       97,770
         95,668         Lucent Technologies, Inc.*                               158,809

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------
         64,067         Motorola, Inc.                                      $    923,846
         89,497         Nortel Networks Corp.                                    129,771
         21,867         QUALCOMM, Inc.*                                          601,124
          4,518         Scientific Atlanta, Inc.                                  74,321
         11,526         Tellabs, Inc.*                                            71,461
                                                                            ------------
                                                                               5,262,348
----------------------------------------------------------------------------------------
COMPUTERS AND PERIPHERALS -- 3.2%
          9,682         Apple Computer, Inc.*                                    171,565
         74,365         Dell Computer Corp.*                                   1,943,901
         63,537         EMC Corp.*                                               479,704
          9,033         Gateway, Inc.*                                            40,107
         84,484         Hewlett Packard Co.                                    1,290,915
         50,215         Int'l. Business Machines                               3,615,480
          3,564         Lexmark Int'l. Group, Inc.*                              193,882
          2,695         NCR Corp.*                                                93,247
          8,996         Network Appliance, Inc.*                                 111,910
         15,852         Palm, Inc.*                                               27,900
         91,734         Sun Microsystems, Inc.*                                  459,587
                                                                            ------------
                                                                               8,428,198
----------------------------------------------------------------------------------------
CONSTRUCTION AND ENGINEERING -- 0.0%
          2,052         Fluor Corp.                                               79,926
          1,533         McDermott Int'l., Inc.*                                   12,417
                                                                            ------------
                                                                                  92,343
----------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS -- 0.1%
          2,812         Vulcan Materials Co.                                     123,166
----------------------------------------------------------------------------------------
CONTAINERS AND PACKAGING -- 0.2%
          1,590         Ball Corp.                                                65,954
          1,470         Bemis Co., Inc.                                           69,825
          4,420         Pactiv Corp.*                                            105,196
          2,308         Sealed Air Corp.*                                         92,943
          1,363         Temple-Inland, Inc.                                       78,863
                                                                            ------------
                                                                                 412,781
----------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS -- 7.4%
          2,939         Ambac Financial Group, Inc.                              197,501
         37,468         American Express Co.*                                  1,360,838
          3,004         Bear Stearns Cos., Inc.                                  183,845
          6,157         Capital One Financial Corp.                              375,885
         38,876         Charles Schwab Corp.                                     435,411
        146,991         Citigroup, Inc.                                        5,695,901
          3,269         Countrywide Credit Industries, Inc.                      157,729
         19,596         Federal Home Loan Mortgage Corp.                       1,199,275
         28,414         Federal National Mortgage Assn.                        2,095,532
          7,429         Franklin Resources, Inc.                                 316,773
         13,279         Household Int'l., Inc.                                   659,966
         55,957         J.P. Morgan Chase & Co.                                1,898,061
          7,034         Lehman Brothers Hldgs., Inc.                             439,766
         23,979         MBNA Corp.                                               792,986
         23,900         Merrill Lynch & Co., Inc.                                967,950
          4,610         Moody's Corp.                                            229,347
         31,453         Morgan Stanley Dean Witter & Co.                       1,354,995
          8,036         Providian Financial Corp.                                 47,252
          4,626         SLM Corp.                                                448,259
          9,098         State Street Corp.*                                      406,681
          6,224         Stilwell Financial, Inc.                                 113,277
          3,378         T. Rowe Price Group, Inc.                                111,069
                                                                            ------------
                                                                              19,488,299
----------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.8%
          8,823         ALLTEL Corp.                                             414,681
        100,725         AT & T Corp.                                           1,077,758
         54,752         BellSouth Corp.                                        1,724,688
          3,893         CenturyTel, Inc.                                         114,844
          7,270         Citizens Comm. Co.*                                       60,777
         46,565         Qwest Comm. Int'l., Inc.*                                130,382
         95,286         SBC Comm., Inc.                                        2,906,223
         24,772         Sprint Corp. (FON Group)                                 262,831
         79,603         Verizon Comm.                                          3,196,060
                                                                            ------------
                                                                               9,888,244
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 2.2%
          3,427         Allegheny Energy, Inc.                              $     88,245
          3,853         Ameren Corp.                                             165,717
          9,071         American Electric Power, Inc.                            363,021
          4,468         CiNergy Corp.                                            160,803
          3,706         CMS Energy Corp.                                          40,692
          6,011         Consolidated Edison, Inc.                                250,959
          4,564         Constellation Energy Group, Inc.                         133,908
          7,664         Dominion Resources, Inc.                                 507,357
          5,039         DTE Energy Co.                                           224,941
          9,085         Edison Int'l.*                                           154,445
          6,290         Entergy Corp.                                            266,948
          8,988         Exelon Corp.                                             470,072
          8,590         FirstEnergy Corp.                                        286,734
          4,984         FPL Group, Inc.                                          298,990
         10,767         PG&E Corp.*                                              192,622
          2,369         Pinnacle West Capital Corp.                               93,575
          4,084         PPL Corp.                                                135,099
          5,774         Progress Energy, Inc.*                                   300,306
          6,099         Public Svc. Enterprise Group, Inc.                       264,087
          8,303         Reliant Energy, Inc.                                     140,321
         19,049         Southern Co.                                             521,943
          5,128         TECO Energy, Inc.                                        126,918
          7,273         TXU Corp.                                                374,923
          9,609         Xcel Energy, Inc.                                        161,143
                                                                            ------------
                                                                               5,723,769
----------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 0.4%
          5,446         American Power Conversion Corp.*                          68,783
          2,657         Cooper Industries Ltd.*                                  104,420
         12,122         Emerson Electric Co.                                     648,648
          5,476         Molex, Inc.                                              183,610
          2,139         Power-One, Inc.*                                          13,305
          5,169         Rockwell Automation, Inc.                                103,277
          1,499         Thomas & Betts Corp.*                                     27,881
                                                                            ------------
                                                                               1,149,924
----------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.4%
         12,815         Agilent Technologies, Inc.*                              303,075
          5,329         Jabil Circuit, Inc.*                                     112,495
          1,276         Millipore Corp.                                           40,806
          3,929         PerkinElmer, Inc.                                         43,415
         15,277         Sanmina-SCI Corp.*                                        96,398
         24,138         Solectron Corp.*                                         148,449
          6,121         Symbol Technologies, Inc.                                 52,029
          2,611         Tektronix, Inc.*                                          48,852
          5,020         Thermo Electron Corp.*                                    82,830
          3,997         Waters Corp.*                                            106,720
                                                                            ------------
                                                                               1,035,069
----------------------------------------------------------------------------------------
ENERGY EQUIPMENT AND SERVICES -- 0.8%
          4,528         B.J. Svcs. Co.*                                          153,409
          9,311         Baker Hughes, Inc.                                       309,963
         12,421         Halliburton Co.                                          197,991
          4,089         Nabors Industries, Inc.*                                 144,342
          3,925         Noble Corp.*                                             151,505
          2,575         Rowan Cos., Inc.                                          55,234
         16,123         Schlumberger Ltd.                                        749,719
          8,862         Transocean Sedco Forex, Inc.                             276,051
                                                                            ------------
                                                                               2,038,214
----------------------------------------------------------------------------------------
FOOD AND DRUG RETAILING -- 1.3%
         11,537         Albertson's, Inc.                                        351,417
         11,017         CVS Corp.                                                337,120
         23,064         Kroger Co.*                                              458,974
         14,131         Safeway, Inc.*                                           412,484
          3,685         Supervalu, Inc.                                           90,393
         19,021         Sysco Corp.                                              517,752

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------
         28,595         Walgreen Co.                                        $  1,104,625
          3,928         Winn-Dixie Stores, Inc.                                   61,237
                                                                            ------------
                                                                               3,334,002
----------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.7%
         18,702         Archer-Daniels-Midland Co.                               239,199
         11,862         Campbell Soup Co.                                        328,103
         15,105         ConAgra, Inc.                                            417,653
         10,450         General Mills, Inc.                                      460,636
          9,817         H.J. Heinz Co.                                           403,479
          3,831         Hershey Foods Corp.                                      239,437
         11,423         Kellogg Co.                                              409,629
         21,709         Sara Lee Corp.                                           448,074
         16,130         Unilever NV                                            1,045,224
          6,313         W.M. Wrigley Jr. Co.                                     349,424
                                                                            ------------
                                                                               4,340,858
----------------------------------------------------------------------------------------
GAS UTILITIES -- 0.4%
         14,866         El Paso Corp.                                            306,388
          3,888         KeySpan Corp.                                            146,383
          3,221         Kinder Morgan, Inc.                                      122,462
          1,317         NICOR, Inc.                                               60,253
          5,729         NiSource, Inc.                                           125,064
          1,030         Peoples Energy Corp.                                      37,554
          5,774         Sempra Energy*                                           127,779
                                                                            ------------
                                                                                 925,883
----------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT AND SUPPLIES -- 1.6%
          5,901         Applera Corp.-Applied Biosystems Group                   115,010
          1,475         Bausch & Lomb, Inc.                                       49,929
         16,556         Baxter Int'l., Inc.                                      735,914
          7,211         Becton Dickinson & Co., Inc.                             248,419
          7,519         Biomet, Inc.*                                            203,915
         11,388         Boston Scientific Corp.*                                 333,896
          1,410         C.R. Bard, Inc.                                           79,778
          8,643         Guidant Corp.*                                           261,278
         36,402         Medtronic, Inc.                                        1,559,826
          2,378         St. Jude Medical, Inc.*                                  175,615
          5,506         Stryker Corp.                                            294,626
          5,507         Zimmer Hldgs., Inc.*                                     196,380
                                                                            ------------
                                                                               4,254,586
----------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS AND SERVICES -- 1.9%
          4,031         Aetna, Inc.*                                             193,367
          2,984         AmerisourceBergen Corp.                                  226,784
         12,877         Cardinal Health, Inc.                                    790,777
          4,341         Cigna Corp.                                              422,900
         14,585         HCA, Inc.                                                692,787
          7,175         Health Management Associates, Inc.*                      144,576
         10,860         HEALTHSOUTH Corp.*                                       138,899
          4,669         Humana, Inc.*                                             72,976
          8,305         IMS Health, Inc.                                         149,075
          2,846         Manor Care, Inc.*                                         65,458
          7,985         McKesson Corp.                                           261,110
          3,218         Quintiles Transnational Corp.*                            40,193
          9,045         Tenet Healthcare Corp.*                                  647,170
          9,011         UnitedHealth Group*                                      824,957
          3,516         Wellpoint Health Networks, Inc.*                         273,580
                                                                            ------------
                                                                               4,944,609
----------------------------------------------------------------------------------------
HOTELS, RESTAURANTS AND LEISURE -- 1.2%
         16,441         Carnival Corp.                                           455,251
          5,035         Darden Restaurants, Inc.                                 124,365
          3,223         Harrah's Entertainment, Inc.                             142,940
         10,215         Hilton Hotels Corp.                                      141,989
          2,617         Int'l. Game Technology*                                  148,384
          6,730         Marriott Int'l., Inc.                                    256,076
         36,983         McDonald's Corp.*                                      1,052,166
         10,605         Starbucks Corp.*                                         263,534
          8,780         Starwood Hotels & Resorts Worldwide, Inc.                288,774

----------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------
          3,173         Wendy's Int'l., Inc.                                $    126,381
          8,276         Yum! Brands, Inc.*                                       242,073
                                                                            ------------
                                                                               3,241,933
----------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.5%
          1,563         American Greetings Corp.*                                 26,040
          2,202         Black & Decker Corp.                                     106,136
          1,645         Centex Corp.                                              95,065
          4,338         Fortune Brands, Inc.                                     242,928
          1,208         KB Home                                                   62,224
          5,438         Leggett & Platt, Inc.                                    127,249
          2,083         Maytag Corp.                                              88,840
          7,481         Newell Rubbermaid, Inc.                                  262,284
          1,999         Pulte Homes, Inc.                                        114,902
          1,585         Snap-On, Inc.                                             47,059
          2,400         Stanley Works                                             98,424
          1,537         Tupperware Corp.                                          31,954
          1,824         Whirlpool Corp.                                          119,217
                                                                            ------------
                                                                               1,422,322
----------------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.0%
          6,626         Clorox Co.                                               273,985
         16,122         Colgate-Palmolive Co.                                    806,906
         15,059         Kimberly-Clark Corp.                                     933,658
         36,633         Procter & Gamble Co.                                   3,271,327
                                                                            ------------
                                                                               5,285,876
----------------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 4.0%
         11,158         3M Co.                                                 1,372,434
        284,779         General Electric Co.                                   8,272,830
          4,019         Textron, Inc.                                            188,491
         56,664         Tyco Int'l. Ltd.                                         765,531
                                                                            ------------
                                                                              10,599,286
----------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING AND SERVICES -- 0.3%
          4,746         Computer Sciences Corp.*                                 226,859
         13,188         Electronic Data Systems Corp.                            489,934
          8,827         Unisys Corp.                                              79,443
                                                                            ------------
                                                                                 796,236
----------------------------------------------------------------------------------------
INSURANCE -- 4.6%
          8,378         ACE Ltd.*                                                264,745
         14,971         AFLAC, Inc.*                                             479,072
         20,636         Allstate Corp.                                           763,119
         75,643         American Int'l. Group, Inc.                            5,161,122
          7,205         Aon Corp.                                                212,403
          4,914         Chubb Corp.                                              347,911
          4,514         Cincinnati Financial Corp.                               210,037
          9,122         Conseco, Inc.*                                            18,244
          8,630         Hartford Financial Svcs. Group, Inc.                     513,226
          4,350         Jefferson-Pilot Corp.                                    204,450
          8,381         John Hancock Financial Svcs., Inc.*                      295,011
          5,407         Lincoln Nat'l. Corp.*                                    227,094
          5,573         Loews Corp.                                              295,313
          7,754         Marsh & McLennan Cos., Inc.                              749,037
          4,135         MBIA, Inc.                                               233,752
         20,369         MetLife, Inc.*                                           586,627
          2,994         MGIC Investment Corp.                                    202,993
          6,168         Progressive Corp.                                        356,819
          3,564         SAFECO Corp.                                             110,092
          6,123         St. Paul Cos., Inc.                                      238,307
          3,578         Torchmark Corp.                                          136,680
          6,792         UnumProvident Corp.                                      172,856
          3,740         XL Capital Ltd.                                          316,778
                                                                            ------------
                                                                              12,095,688
----------------------------------------------------------------------------------------
INTERNET SOFTWARE AND SERVICES -- 0.1%
         15,733         Yahoo! Inc.*                                             232,219
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------
LEISURE EQUIPMENT AND PRODUCTS -- 0.2%
          2,390         Brunswick Corp.*                                    $     66,920
          8,452         Eastman Kodak Co.                                        246,545
          4,742         Hasbro, Inc.                                              64,301
         11,957         Mattel, Inc.*                                            252,054
                                                                            ------------
                                                                                 629,820
----------------------------------------------------------------------------------------
MACHINERY -- 1.1%
          9,699         Caterpillar, Inc.                                        474,766
          1,117         Cummins, Inc.                                             36,973
          5,624         Danaher Corp.*                                           373,152
          6,589         Deere & Co.                                              315,613
          5,689         Dover Corp.                                              199,115
          1,910         Eaton Corp.                                              138,952
          8,511         Illinois Tool Works, Inc.                                581,301
          4,518         Ingersoll-Rand Co.                                       206,292
          2,455         ITT Industries, Inc.                                     173,323
          1,627         Navistar Int'l. Corp.*                                    52,064
          3,217         PACCAR, Inc.                                             142,803
          3,392         Pall Corp.                                                70,384
          3,288         Parker-Hannifin Corp.                                    157,134
                                                                            ------------
                                                                               2,921,872
----------------------------------------------------------------------------------------
MEDIA -- 3.4%
        125,514         AOL Time Warner, Inc.*                                 1,846,311
         17,123         Clear Channel Comm., Inc.*                               548,278
         26,429         Comcast Corp.*                                           630,067
          2,418         Dow Jones & Co., Inc.                                    117,152
          7,431         Gannett Co., Inc.                                        564,013
         11,046         Interpublic Group Cos., Inc.                             273,499
          2,613         Knight-Ridder, Inc.                                      164,488
          5,505         McGraw-Hill Cos., Inc.                                   328,649
          1,348         Meredith Corp.                                            51,696
          4,532         New York Times Co.                                       233,398
          5,339         Omnicom Group, Inc.                                      244,526
          3,336         TMP Worldwide, Inc.                                       71,724
          8,519         Tribune Co.                                              370,577
          5,788         Univision Comm., Inc.*                                   181,743
         50,549         Viacom, Inc.*                                          2,242,859
         58,579         Walt Disney Co.*                                       1,107,143
                                                                            ------------
                                                                               8,976,123
----------------------------------------------------------------------------------------
METALS AND MINING -- 0.9%
          8,962         Alcan Aluminum Ltd.                                      336,254
         24,396         Alcoa, Inc.                                              808,727
          2,212         Allegheny Technologies, Inc.                              34,950
         15,007         Barrick Gold Corp.                                       284,983
          4,245         Freeport-McMoran Copper & Gold, Inc.*                     75,773
          5,144         Inco Ltd.*                                               116,460
         14,000         Newmont Mining Corp.*                                    368,620
          2,204         Nucor Corp.*                                             143,348
          2,199         Phelps Dodge Corp.*                                       90,599
          9,212         Placer Dome, Inc.                                        103,267
          2,436         United States Steel Corp.*                                48,452
          2,335         Worthington Industries, Inc.                              42,264
                                                                            ------------
                                                                               2,453,697
----------------------------------------------------------------------------------------
MULTILINE RETAIL -- 4.2%
          3,051         Big Lots, Inc.*                                           60,044
         12,558         Costco Wholesale Corp.*                                  484,990
          2,347         Dillards, Inc.                                            61,703
          9,258         Dollar General Corp.                                     176,180
          5,668         Family Dollar Stores, Inc.                               199,797
          5,552         Federated Department Stores, Inc.*                       220,414
          7,289         J.C. Penney Co., Inc.                                    160,504
          9,297         Kohl's Corp.*                                            651,534
          8,337         May Department Stores Co.                                274,537
          3,590         Nordstrom, Inc.                                           81,314
          9,405         SearsRoebuck & Co.                                       510,691

----------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------
         27,798         Target Corp.                                        $  1,059,104
        126,543         Wal-Mart Stores, Inc.                                  6,961,130
                                                                            ------------
                                                                              10,901,942
----------------------------------------------------------------------------------------
MULTI-UTILITIES AND UNREGULATED POWER -- 0.4%
         14,918         AES Corp.*                                                80,856
          8,350         Calpine Corp.*                                            58,700
         24,713         Duke Energy Corp.                                        768,574
          9,084         Dynegy, Inc.                                              65,405
         12,044         Mirant Corp.*                                             87,921
         15,249         Williams Cos., Inc.                                       91,342
                                                                            ------------
                                                                               1,152,798
----------------------------------------------------------------------------------------
OFFICE ELECTRONICS -- 0.1%
         18,728         Xerox Corp.*                                             130,534
----------------------------------------------------------------------------------------
OIL AND GAS -- 6.7%
          2,486         Amerada Hess Corp.                                       205,095
          6,993         Anadarko Petroleum Corp.                                 344,755
          3,815         Apache Corp.                                             219,286
          1,888         Ashland, Inc.                                             76,464
          6,071         Burlington Resources, Inc.                               230,698
         30,040         ChevronTexaco Corp.                                    2,658,540
         17,584         Conoco, Inc.                                             488,835
          5,251         Devon Energy Corp.                                       258,769
          3,263         EOG Resources, Inc.*                                     129,541
        195,614         Exxon Mobil Corp.*                                     8,004,525
          2,638         Kerr-McGee Corp.                                         141,265
          8,696         Marathon Oil Corp.                                       235,835
         10,439         Occidental Petroleum Corp.                               313,066
         11,110         Phillips Petroleum Co.                                   654,157
         60,229         Royal Dutch Petroleum Co.                              3,328,857
          2,284         Sunoco, Inc.                                              81,379
          6,841         Unocal Corp.                                             252,707
                                                                            ------------
                                                                              17,623,774
----------------------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 0.6%
          1,586         Boise Cascade Corp.                                       54,764
          6,358         Georgia-Pacific Corp.                                    156,280
         17,838         Int'l. Paper Co.                                         777,380
          2,762         Louisiana-Pacific Corp.                                   29,250
          5,533         MeadWestvaco Corp.                                       185,687
          6,142         Weyerhaeuser Co.                                         392,167
                                                                            ------------
                                                                               1,595,528
----------------------------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.5%
          1,566         Alberto-Culver Co.                                        74,855
          6,691         Avon Products, Inc.                                      349,538
         29,642         Gillette Co.                                           1,003,974
                                                                            ------------
                                                                               1,428,367
----------------------------------------------------------------------------------------
PHARMACEUTICALS -- 9.2%
         44,960         Abbott Laboratories                                    1,692,744
          3,684         Allergan, Inc.                                           245,907
         55,074         Bristol-Myers Squibb Corp.                             1,415,402
         31,739         Eli Lilly & Co.                                        1,790,080
          4,916         Forest Laboratories, Inc.*                               348,053
         86,848         Johnson & Johnson                                      4,538,676
          7,052         King Pharmaceuticals, Inc.*                              156,907
         64,957         Merck & Co., Inc.                                      3,289,422
        178,121         Pfizer, Inc.                                           6,234,235
         39,029         Pharmacia Corp.                                        1,461,636
         41,163         Schering-Plough Corp.                                  1,012,610
          2,859         Watson Pharmaceuticals, Inc.*                             72,247
         37,466         Wyeth                                                  1,918,259
                                                                            ------------
                                                                              24,176,178
----------------------------------------------------------------------------------------
REAL ESTATE -- 0.3%
         12,586         Equity Office Pptys. Trust                               378,838
          8,717         Equity Residential                                       250,614
          5,197         Plum Creek Timber Co., Inc.                              159,548
                                                                            ------------
                                                                                 789,000
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN S&P 500 INDEX FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------
ROAD AND RAIL -- 0.5%
         11,069         Burlington Northern Santa Fe                        $    332,070
          5,936         CSX Corp.                                                208,057
         10,795         Norfolk Southern Corp.                                   252,387
          6,966         Union Pacific Corp.                                      440,808
                                                                            ------------
                                                                               1,233,322
----------------------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 3.2%
          8,794         Advanced Micro Devices, Inc.*                             85,478
         11,114         Altera Corp.*                                            151,150
         10,102         Analog Devices, Inc.*                                    300,029
         47,220         Applied Materials, Inc.*                                 898,124
          8,371         Applied Micro Circuits Corp.*                             39,595
          7,668         Broadcom Corp.*                                          134,497
          6,702         Conexant Systems, Inc.*                                   10,857
        191,806         Intel Corp.                                            3,504,296
          5,162         KLA-Tencor Corp.*                                        227,076
          8,893         Linear Technology Corp.                                  279,507
         11,303         LSI Logic Corp.*                                          98,901
         11,214         Maxim Integrated Products, Inc.*                         429,833
         16,672         Micron Technology, Inc.*                                 337,108
          4,856         National Semiconductor Corp.*                            141,649
          3,929         Novellus Systems, Inc.*                                  133,586
          4,391         NVIDIA Corp.*                                             75,437
          5,184         PMC-Sierra, Inc.*                                         48,056
          2,569         QLogic Corp.*                                             97,879
          2,352         Skyworks Solutions, Inc.*                                 13,056
          4,873         Teradyne, Inc.*                                          114,515
         48,793         Texas Instruments, Inc.                                1,156,394
          5,314         Vitesse Semiconductor Corp.*                              16,527
          9,262         Xilinx, Inc.*                                            207,747
                                                                            ------------
                                                                               8,501,297
----------------------------------------------------------------------------------------
SOFTWARE -- 4.4%
          6,771         Adobe Systems, Inc.                                      192,974
          3,148         Autodesk, Inc.                                            41,711
          6,840         BMC Software, Inc.*                                      113,544
          5,197         Citrix Systems, Inc.*                                     31,390
         16,223         Computer Associates Int'l., Inc.                         257,784
         10,305         Compuware Corp.*                                          62,551
          5,809         Intuit, Inc.*                                            288,824
          2,266         Mercury Interactive Corp.*                                52,027
        153,837         Microsoft Corp.*                                       8,414,884
          8,849         Novell, Inc.*                                             28,405
        157,320         Oracle Corp.*                                          1,489,820
          7,433         Parametric Technology Corp.*                              25,495
          8,809         PeopleSoft, Inc.*                                        131,078
         13,043         Rational Software Corp.*                                 107,083
         13,376         Siebel Systems, Inc.*                                    190,207
         11,499         VERITAS Software Corp.*                                  227,565
                                                                            ------------
                                                                              11,655,342
----------------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.4%
          3,192         AutoZone, Inc.*                                          246,742
          8,000         Bed, Bath & Beyond, Inc.                                 301,920
          8,754         Best Buy Co., Inc.*                                      317,770
          5,725         Circuit City Stores, Inc.                                107,344
         66,588         Home Depot, Inc.                                       2,445,777
         21,526         Lowe's Cos., Inc.                                        977,281
          8,268         Office Depot, Inc.*                                      138,902
          5,209         RadioShack Corp.*                                        156,583
          4,428         Sherwin-Williams Co.                                     132,530
         12,690         Staples, Inc.*                                           249,993
         23,826         The Gap, Inc.                                            338,329
         18,450         The Limited, Inc.                                        392,985
          4,071         Tiffany & Co.                                            143,299
         15,576         TJX Cos., Inc.                                           305,445
          5,539         Toys R Us, Inc.*                                          96,766
                                                                            ------------
                                                                               6,351,666
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Shares                                                                             Value
----------------------------------------------------------------------------------------
TEXTILES, APPAREL AND LUXURY GOODS -- 0.3%
          3,986         Jones Apparel Group, Inc.*                          $    149,475
          3,644         Liz Claiborne, Inc.                                      115,879
          7,361         NIKE, Inc.                                               394,918
          1,269         Reebok Int'l. Ltd.*                                       37,435
          2,879         V.F. Corp.                                               112,886
                                                                            ------------
                                                                                 810,593
----------------------------------------------------------------------------------------
TOBACCO -- 1.1%
         62,901         Philip Morris Cos., Inc.                               2,747,516
          4,616         UST, Inc.                                                156,944
                                                                            ------------
                                                                               2,904,460
----------------------------------------------------------------------------------------
TRADING COMPANIES AND DISTRIBUTORS -- 0.1%
          4,859         Genuine Parts Co.                                        169,433
          2,627         W.W. Grainger, Inc.                                      131,613
                                                                            ------------
                                                                                 301,046
----------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
         74,905         AT & T Wireless Svcs., Inc.*                             438,194
         21,398         Nextel Comm., Inc.*                                       68,688
         28,433         Sprint Corp. (PCS Group)*                                127,095
                                                                            ------------
                                                                                 633,977
----------------------------------------------------------------------------------------
                        TOTAL COMMON STOCKS
                          (COST $350,309,633)                                258,836,583
----------------------------------------------------------------------------------------

U.S. GOVERNMENT -- 0.1%
Principal
Amount                                                                             Value
----------------------------------------------------------------------------------------
     $  250,000         U. S. Treasury Bill 1.71%, 9/5/2002
                          (COST $249,216)                                   $    249,216
----------------------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 1.1%
     $2,867,000         State Street Bank and Trust Co. repurchase
                        agreement, dated 6/28/2002, maturity value
                        $2,867,456 at 1.91%, due 7/1/2002 (1)
                        (COST $2,867,000)                                   $  2,867,000
----------------------------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.7%
  (COST $353,425,849)                                                        261,952,799
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.3%                                                       886,114
----------------------------------------------------------------------------------------
NET ASSETS -- 100%                                                          $262,838,913
----------------------------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.


PURCHASED FUTURES CONTRACTS
                                            Unrealized
Contracts     Description     Expiration  Depreciation
------------------------------------------------------
15           S&P 500 Index      9/2002    $   (206,776)
------------------------------------------------------

At June 30, 2002 The Guardian S&P 500 Index Fund had sufficient cash and/or securities to cover margin requirements on open futures contracts.

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

/ /   The Guardian Baillie Gifford International Fund


COMMON STOCKS -- 96.6%
Shares                                                 Value
------------------------------------------------------------
AUSTRALIA -- 4.3%
  BANKS -- 1.2%
   35,800  Australia and NZ Banking Group Ltd.   $   388,832
   38,332  National Australia Bank                   764,033
  BEVERAGES -- 0.3%
   93,200  Fosters Brewing Group                     247,688
  COMMERCIAL SERVICES AND SUPPLIES -- 0.8%
  144,050  Brambles Industries Ltd.                  765,653
  CONTAINERS AND PACKAGING -- 0.4%
   80,966  Amcor Ltd.                                375,644
  FOOD AND DRUG RETAILING -- 0.5%
   58,000  Coles Myer Ltd.                           216,515
   29,006  Woolworths Ltd.                           214,764
  MEDIA -- 0.3%
   58,400  News Corp. Ltd.                           318,299
  METALS AND MINING -- 0.8%
  121,306  BHP Billiton Ltd.                         703,504
                                                 -----------
                                                   3,994,932
------------------------------------------------------------
BELGIUM -- 2.4%
  BEVERAGES -- 1.2%
   38,150  Interbrew                               1,093,217
  FOOD AND DRUG RETAILING -- 1.2%
   25,030  Delhaize Le Lion S.A.                   1,171,983
                                                 -----------
                                                   2,265,200
------------------------------------------------------------
DENMARK -- 1.6%
  BANKS -- 0.9%
   43,630  Danske Bank AS*                           801,964
  PHARMACEUTICALS -- 0.7%
   21,180  Novo Nordisk AS                           699,914
                                                 -----------
                                                   1,501,878
------------------------------------------------------------
FINLAND -- 0.6%
  COMMUNICATIONS EQUIPMENT -- 0.6%
   40,690  Nokia OYJ                                 594,433
------------------------------------------------------------
FRANCE -- 12.7%
  BANKS -- 1.9%
   32,930  BNP Paribas S.A.*                       1,817,802
  BEVERAGES -- 0.9%
    8,920  Pernod-Ricard S.A.                        872,255
  ELECTRICAL EQUIPMENT -- 0.8%
   14,020  Schneider Electric S.A.*                  752,511
  MEDIA -- 0.9%
   29,730  Publicis Groupe S.A.*                     819,112
  OIL AND GAS -- 3.2%
   18,220  Total Fina Elf S.A.                     2,952,684
  PERSONAL PRODUCTS -- 1.3%
   15,530  L'Oreal S.A.                            1,209,387
  PHARMACEUTICALS -- 3.7%
   14,000  Aventis S.A.                              990,186
   41,090  Sanofi-Synthelabo S.A.                  2,495,075
                                                 -----------
                                                  11,909,012
------------------------------------------------------------
GERMANY -- 5.1%
  BANKS -- 1.3%
   17,810  Deutsche Bank AG                        1,235,957
  DIVERSIFIED FINANCIALS -- 1.4%
   19,690  Deutsche Boerse AG                        836,546
   14,330  Marschollek, Lautenschlaeger und
             Partner AG                              446,375
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.7%
   20,680  Epcos AG*                                 674,754
  HEALTH CARE PROVIDERS AND SERVICES -- 1.0%
   21,570  GEHE AG                                   899,409

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
  SOFTWARE -- 0.7%
    6,830  SAP AG                                $   668,218
                                                 -----------
                                                   4,761,259
------------------------------------------------------------
HONG KONG -- 1.8%
  BANKS -- 0.2%
   15,500  Hang Seng Bank Ltd.                       165,438
  COMPUTERS AND PERIPHERALS -- 0.1%
  294,000  Legend Hldgs. Ltd.*                       107,427
  ELECTRICAL EQUIPMENT -- 0.2%
  149,000  Johnson Electric Hldgs. Ltd.*             175,749
  INDUSTRIAL CONGLOMERATES -- 0.4%
   53,000  Hutchison Whampoa                         395,814
  REAL ESTATE -- 0.9%
   62,000  Cheung Kong Hldgs. Ltd.                   516,683
   41,000  Sun Hung Kai Properties Ltd.              311,452
                                                 -----------
                                                   1,672,563
------------------------------------------------------------
INDIA -- 0.2%
  CHEMICALS -- 0.2%
   14,100  Reliance Industries Ltd. GDR+*            168,918
------------------------------------------------------------
IRELAND -- 2.3%
  AIRLINES -- 0.8%
  113,190  Ryanair Hldgs. PLC*                       697,357
  CONSTRUCTION MATERIALS -- 1.5%
   86,290  CRH PLC                                 1,441,773
                                                 -----------
                                                   2,139,130
------------------------------------------------------------
ITALY -- 3.2%
  HEALTH CARE EQUIPMENT AND SUPPLIES -- 0.5%
   26,300  Luxottica Group SPA ADR*                  499,700
  INSURANCE -- 1.2%
   83,650  Riunione Adriatica di Sicurta SPA       1,120,604
  OIL AND GAS -- 1.5%
   89,700  ENI SPA                                 1,423,591
                                                 -----------
                                                   3,043,895
------------------------------------------------------------
JAPAN -- 19.5%
  AUTOMOBILES -- 1.6%
   10,000  Honda Motor Co.*                          405,456
   41,500  Toyota Motor Corp.                      1,100,989
  BANKS -- 0.6%
       83  Mitsubishi Tokyo Fin. Group, Inc.         559,496
  BUILDING PRODUCTS -- 0.9%
   48,000  Tostem Inax Hldg. Corp.*                  818,921
  CHEMICALS -- 1.8%
   18,700  Shin-Etsu Chemical Co. Ltd.*              803,445
  203,000  Sumitomo Chemical                         922,997
  DIVERSIFIED FINANCIALS -- 1.1%
   20,300  Promise Co.                             1,022,917
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.6%
      143  Nippon Tele. & Tel. Corp.                 588,153
  ELECTRICAL EQUIPMENT -- 0.2%
   27,000  Matsushita Electric Works Ltd.            193,718
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 2.0%
  118,000  Hitachi*                                  762,942
   15,600  Kyocera Corp.                           1,138,781
  HOUSEHOLD DURABLES -- 0.8%
    5,400  Nintendo Co. Ltd.                         795,145
  HOUSEHOLD PRODUCTS -- 1.6%
   66,000  Kao Corp.                               1,519,710
  INSURANCE -- 0.6%
   96,000  Mitsui Sumitomo Insurance Co.             516,581
  LEISURE EQUIPMENT AND PRODUCTS -- 1.1%
   31,000  Fuji Photo Film Co. Ltd.                1,000,876
  MULTILINE RETAIL -- 1.0%
   18,000  Ito-Yokado Co. Ltd.*                      901,014

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
OFFICE ELECTRONICS -- 0.9%
   23,000  Canon, Inc.                           $   869,228
  PHARMACEUTICALS -- 0.9%
   19,000  Takeda Chemical Industries Ltd.           833,771
  ROAD AND RAIL -- 1.2%
      231  East Japan Railway                      1,081,141
  SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 0.8%
    5,300  Rohm Co. Ltd.                             791,032
  TRADING COMPANIES AND DISTRIBUTORS -- 1.0%
  141,000  Mitsui & Co. Ltd.                         943,411
  WIRELESS TELECOMMUNICATION SERVICES -- 0.8%
      290  NTT DoCoMo, Inc.                          713,720
                                                 -----------
                                                  18,283,444
------------------------------------------------------------
MEXICO -- 0.4%
  BANKS -- 0.4%
  411,000  Grupo Fin. BBVA Bancomer S.A. de
             C.V.*                                   335,081
------------------------------------------------------------
NETHERLANDS -- 2.2%
  CHEMICALS -- 0.8%
   17,660  Akzo Nobel NV                             767,534
  MEDIA -- 0.7%
   24,330  Ver Ned Uitgevers                         674,890
  SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 0.7%
   41,886  ASM Lithography Hldg. NV*                 661,864
                                                 -----------
                                                   2,104,288
------------------------------------------------------------
PORTUGAL -- 3.3%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.4%
  182,610  Portugal Telecom. SGPS S.A.             1,287,056
  TRANSPORTATION INFRASTRUCTURE -- 1.9%
  326,220  Brisa-Auto Estradas de Portugal S.A.    1,832,956
                                                 -----------
                                                   3,120,012
------------------------------------------------------------
RUSSIA -- 0.3%
  OIL AND GAS -- 0.3%
    2,200  YUKOS Corp. ADR                           305,800
------------------------------------------------------------
SINGAPORE -- 1.0%
  AIRLINES -- 0.3%
   30,000  Singapore Airlines Ltd.*                  219,108
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.2%
   24,000  Venture Corp. Ltd.                        191,593
  MEDIA -- 0.5%
   44,197  Singapore Press Hldgs.                    497,959
                                                 -----------
                                                     908,660
------------------------------------------------------------
SOUTH KOREA -- 0.5%
  BANKS -- 0.5%
    9,000  Kookmin Bank ADR*                         442,350
------------------------------------------------------------
SPAIN -- 2.6%
  BANKS -- 1.2%
  138,750  Banco Santander Central Hispano S.A.    1,099,654
  TOBACCO -- 1.4%
   64,080  Altadis S.A.                            1,320,187
                                                 -----------
                                                   2,419,841
------------------------------------------------------------
SWEDEN -- 0.8%
  COMMUNICATIONS EQUIPMENT -- 0.3%
  218,810  LM Ericsson*                              330,152
  MACHINERY -- 0.5%
   20,370  Atlas Copco AB                            457,713
                                                 -----------
                                                     787,865
------------------------------------------------------------

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
SWITZERLAND -- 6.9%
  CONSTRUCTION MATERIALS -- 0.9%
    3,910  Holcim Ltd.                           $   895,250
  FOOD PRODUCTS -- 1.5%
    5,910  Nestle S.A.                             1,374,971
  INSURANCE -- 2.2%
   21,780  Swiss Reinsurance                       2,124,700
  PHARMACEUTICALS -- 2.3%
   48,530  Novartis AG                             2,129,593
                                                 -----------
                                                   6,524,514
------------------------------------------------------------
TAIWAN -- 0.5%
  COMPUTERS AND PERIPHERALS -- 0.2%
   87,000  Asustek Computer, Inc. GDR*               256,650
  SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 0.3%
   35,000  United Microelectronics Corp. ADR*        257,250
                                                 -----------
                                                     513,900
------------------------------------------------------------
UNITED KINGDOM -- 24.4%
  BANKS -- 6.3%
  143,200  Barclays PLC                            1,205,182
   50,325  HBOS PLC                                  544,769
  111,000  HSBC Hldgs.                             1,276,887
  131,000  Lloyds TSB Group PLC                    1,304,232
   56,064  Royal Bank of Scotland                  1,589,891
  BEVERAGES -- 1.7%
  123,000  Diageo PLC                              1,597,773
  CONSTRUCTION MATERIALS -- 0.5%
   66,000  Hanson PLC                                471,437
  DIVERSIFIED FINANCIALS -- 0.5%
   56,000  Amvescap PLC                              456,358
  HOTELS, RESTAURANTS AND LEISURE -- 0.2%
   28,678  Compass Group                             174,021
  INSURANCE -- 1.1%
   53,000  CGNU PLC                                  426,254
   33,000  Prudential Corp.                          301,881
   90,000  Royal & Sun Alliance Ins. Group           330,697
  MEDIA -- 1.7%
   61,000  British Sky Broadcasting Group*           584,993
   71,400  Elsevier NV                               971,279
  OIL AND GAS -- 3.7%
  323,000  BP Amoco PLC                            2,713,466
   97,000  Shell Transport & Trading                 732,061
  PHARMACEUTICALS -- 5.1%
   26,700  Astrazeneca                             1,105,634
  170,802  GlaxoSmithKline PLC                     3,692,661
  SOFTWARE -- 0.2%
   85,000  Sage Group                                219,664
  TOBACCO -- 2.0%
  114,000  Imperial Tobacco                        1,854,555
  WIRELESS TELECOMMUNICATION SERVICES -- 1.4%
  970,650  Vodafone Group                          1,331,912
                                                 -----------
                                                  22,885,607
------------------------------------------------------------
           TOTAL COMMON STOCKS
             (COST $98,988,734)                   90,682,582
------------------------------------------------------------

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------

PREFERRED STOCKS -- 0.8%
Shares                                                 Value
------------------------------------------------------------
GERMANY -- 0.8%
  AUTOMOBILES -- 0.8%
    1,550  Porsche AG
               (COST $546,224)                   $   737,218
------------------------------------------------------------
TOTAL INVESTMENTS -- 97.4%
  (COST $99,534,958)                              91,419,800
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 2.6%                         2,420,981
------------------------------------------------------------
NET ASSETS -- 100%                               $93,840,781
------------------------------------------------------------

+ Rule 144A restricted security.

GLOSSARY OF TERMS:
    ADR -- American Depositary Receipt.
    GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Guardian Baillie Gifford Emerging Markets Fund


COMMON STOCKS -- 87.9%
Shares                                                 Value
------------------------------------------------------------
ARGENTINA -- 0.0%
  FOOD AND DRUG RETAILING -- 0.0%
     11,480  Imp. Y Exp. Patagonia*              $    21,147
------------------------------------------------------------
BRAZIL -- 3.2%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
     28,300  Telecom. Norte Leste Participacoes
               ADR                                   281,585
  ELECTRIC UTILITIES -- 0.4%
     16,408  Comp. Energetica de Minas ADR           184,431
  METALS AND MINING -- 0.4%
      8,300  Comp. Vale Do Rio Doce ADR*             229,661
  OIL AND GAS -- 0.9%
     25,000  Petroleo Brasileiro S.A. ADR            471,500
  PAPER AND FOREST PRODUCTS -- 0.7%
     17,800  Votorantim Celulose e Papel S.A.
               ADR                                   336,420
  TEXTILES, APPAREL AND LUXURY GOODS -- 0.3%
     83,700  Confeccoes Guararapes S.A.*             130,180
                                                 -----------
                                                   1,633,777
------------------------------------------------------------
CHILE -- 2.2%
  BANKS -- 0.5%
     19,000  Banco Santander Chile ADR               247,000
  DIVERSIFIED FINANCIALS -- 0.2%
      2,800  Genesis Chile Fund*                      72,800
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%
     10,000  Comp. de Telecom. de Chile ADR          122,500
  FOOD AND DRUG RETAILING -- 0.4%
     18,000  Distribucion Y Servicio ADR             214,020
  METALS AND MINING -- 0.9%
     47,940  Antofagasta Hldgs.                      434,896
                                                 -----------
                                                   1,091,216
------------------------------------------------------------
CROATIA -- 1.0%
  PHARMACEUTICALS -- 1.0%
     33,715  Pliva d.d. GDR                          496,959
------------------------------------------------------------
HONG KONG -- 5.4%
  CHEMICALS -- 0.5%
    288,000  Kingboard Chemicals Hldgs. Ltd.         254,777
  MEDIA -- 0.4%
    500,000  Tom.com Ltd.*                           213,148
  REAL ESTATE -- 1.2%
  3,000,000  China Overseas Land & Invest. Ltd.      338,472
    920,000  New World China Land Ltd.*              241,803
  SPECIALTY RETAIL -- 0.8%
    682,000  Giordano Int'l. Ltd.                    419,706
  WIRELESS TELECOMMUNICATION SERVICES -- 2.5%
    430,000  China Mobile (Hong Kong) Ltd.*        1,270,746
                                                 -----------
                                                   2,738,652
------------------------------------------------------------
HUNGARY -- 0.8%
  BANKS -- 0.8%
     48,300  OTP Bank                                379,350
------------------------------------------------------------
INDIA -- 2.8%
  BANKS -- 1.7%
     25,500  HDFC Bank Ltd. ADR                      328,950
     75,000  ICICI Bank Ltd. ADR                     525,000
  CHEMICALS -- 1.1%
     45,000  Reliance Industries Ltd. GDR+*          539,100
                                                 -----------
                                                   1,393,050
------------------------------------------------------------
INDONESIA -- 0.9%
  AUTOMOBILES -- 0.5%
    570,000  Astra Int'l.*                           278,033

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
  MULTILINE RETAIL -- 0.4%
    392,000  Ramayana Lestari Sentosa*           $   187,834
                                                 -----------
                                                     465,867
------------------------------------------------------------
ISRAEL -- 2.4%
  BANKS -- 0.7%
    215,000  Bank Hapoalim Ltd.*                     337,760
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.7%
     16,090  Orbotech Ltd.*                          365,243
  INTERNET SOFTWARE AND SERVICES -- 0.3%
     11,500  Check Point Software Technologies
               Ltd.*                                 155,940
  PHARMACEUTICALS -- 0.7%
      5,500  Teva Pharmaceutical Inds. Ltd. ADR      367,290
                                                 -----------
                                                   1,226,233
------------------------------------------------------------
MALAYSIA -- 4.1%
  BANKS -- 0.5%
    127,000  Commerce Asset Hldgs.                   274,053
  CONSTRUCTION AND ENGINEERING -- 0.8%
    297,000  Road Builder (M) Hldgs. Berhad          422,053
  DIVERSIFIED FINANCIALS -- 0.9%
  1,346,000  Arab-Malaysian Corp. Berhad             464,016
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.1%
     43,000  Maxis Comms. Berhad*                     55,430
  HOTELS, RESTAURANTS AND LEISURE -- 0.5%
     93,000  Tanjong PLC*                            249,632
  INDUSTRIAL CONGLOMERATES -- 0.5%
    180,000  Sime Darby Berhad*                      236,842
  MARINE -- 0.8%
    208,000  Malaysia Int'l. Shipping Corp.          391,368
                                                 -----------
                                                   2,093,394
------------------------------------------------------------
MEXICO -- 8.4%
  BANKS -- 1.9%
     98,200  Grupo Fin. Banorte S.A. de C.V.*        226,002
    874,200  Grupo Fin. BBVA Bancomer S.A. de
               C.V.*                                 712,720
  BEVERAGES -- 0.8%
    180,190  Grupo Modelo S.A.                       422,829
  CONSTRUCTION AND ENGINEERING -- 0.4%
    150,000  Consorcio Ara S.A. de C.V.*             218,111
  CONSTRUCTION MATERIALS -- 1.0%
     19,097  Cemex S.A. de C.V. ADR                  503,397
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.1%
    271,000  Grupo Carso Global Telecom.*            293,502
     24,300  Telefonos de Mexico S.A. ADR            779,544
  MULTILINE RETAIL -- 0.9%
    204,470  Wal-Mart de Mexico S.A. de C.V.         471,601
  TRANSPORTATION INFRASTRUCTURE -- 0.4%
     14,400  Grupo Aeroportuario del Sureste
               S.A. de C.V. ADR                      185,760
  WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
     24,300  America Movil S.A. de C.V. ADR          325,620
    191,000  America Telecom. S.A. de C.V.*          113,006
                                                 -----------
                                                   4,252,092
------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 2.6%
  METALS AND MINING -- 0.7%
    958,000  Yanzhou Coal Mining                     350,050
  OIL AND GAS -- 0.7%
  1,652,000  PetroChina Co. Ltd.                     351,591
  REAL ESTATE -- 0.5%
  1,250,000  Beijing North Star Co. Ltd.             222,763

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
ROAD AND RAIL -- 0.7%
  1,976,000  Guangshen Railway Co. Ltd.          $   374,945
                                                 -----------
                                                   1,299,349
------------------------------------------------------------
POLAND -- 0.7%
  BANKS -- 0.7%
     14,890  Bank Pekao S.A.                         341,305
------------------------------------------------------------
RUSSIA -- 4.7%
  GAS UTILITIES -- 1.2%
     38,436  OAO Gazprom ADR*                        630,350
  METALS AND MINING -- 0.6%
     14,900  JSC MMC Norilsk Nickel ADR              309,175
  OIL AND GAS -- 2.9%
     26,485  Surgutneftegaz ADR                      517,782
      6,800  YUKOS Corp. ADR                         945,200
                                                 -----------
                                                   2,402,507
------------------------------------------------------------
SOUTH AFRICA -- 9.0%
  METALS AND MINING -- 9.0%
     10,500  Anglo American Platinum Corp.           410,077
     98,900  Anglo American PLC                    1,640,195
     13,000  Impala Platinum Hldgs. Ltd.             716,818
    609,587  Iscor Ltd.*                           1,293,241
    114,905  Kumba Resources Ltd.*                   523,001
                                                 -----------
                                                   4,583,332
------------------------------------------------------------
SOUTH KOREA -- 21.7%
  BANKS -- 3.4%
     28,597  Kookmin Bank ADR                      1,405,543
      6,700  Kookmin Bank*                           325,253
  BEVERAGES -- 0.9%
      7,550  Hite Brewery Co.                        465,677
  BUILDING PRODUCTS -- 0.8%
      3,980  Kumkang Korea Chemical Co. Ltd.         383,774
  CHEMICALS -- 2.9%
     71,576  Hyosung Corp.                           856,770
     61,000  LG Petrochemical Co. Ltd.*              600,873
  CONSTRUCTION AND ENGINEERING -- 1.0%
     80,000  Hyundai Development Co.*                510,058
  DIVERSIFIED FINANCIALS -- 1.7%
     37,000  Shinhan Financial Group Co. Ltd.*       522,860
     30,320  Shinyoung Securities Co. Ltd.           352,851
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
     11,600  KT Corp. ADR                            251,140
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 0.9%
      5,330  Hankuk Electric Glass Co. Ltd.          306,154
     23,577  Samhwa Electronics Co. Ltd.             157,768
  INSURANCE -- 1.0%
      8,300  Samsung Fire & Marine Ins. Co.
               Ltd.*                                 510,557
  PHARMACEUTICALS -- 0.6%
     14,000  Jeil Pharmaceutical Co.                 278,138
  SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 3.9%
      1,400  Samsung Electronics Co. Ltd.            382,876
     11,800  Samsung Electronics Co. Ltd. GDR+     1,620,140
  TRADING COMPANIES AND DISTRIBUTORS -- 1.0%
     83,700  Samsung Corp.*                          500,948
  WIRELESS TELECOMMUNICATION SERVICES -- 3.1%
      4,000  SK Telecom Co. Ltd.*                    896,093
     27,000  SK Telecom Co. Ltd. ADR*                669,330
                                                 -----------
                                                  10,996,803
------------------------------------------------------------
TAIWAN -- 14.9%
  BANKS -- 1.7%
  1,050,000  E. Sun Financial Hldg. Co. Ltd.*        411,703
    532,000  Taipei Bank*                            425,154
  CHEMICALS -- 1.0%
    420,000  Formosa Plastic Corp.                   504,101

------------------------------------------------------------
Shares                                                 Value
------------------------------------------------------------
  COMMERCIAL SERVICES AND SUPPLIES -- 1.0%
    571,000  Taiwan Secom*                       $   528,102
  COMPUTERS AND PERIPHERALS -- 1.9%
    218,750  Asustek Computer, Inc. GDR*             645,313
    355,000  Compeq Mfg. Co. Ltd.*                   329,392
  CONSTRUCTION AND ENGINEERING -- 1.0%
  1,257,000  CTCI Corp.*                             485,343
  ELECTRICAL EQUIPMENT -- 0.9%
    200,000  Yageo Corp. GDR*                        440,000
  ELECTRONIC EQUIPMENT AND INSTRUMENTS -- 1.8%
    109,600  Hon Hai Precision Inds. Co. Ltd.
               GDR*                                  898,720
  SEMICONDUCTOR EQUIPMENT AND PRODUCTS -- 4.8%
    499,400  Taiwan Semiconductor Mfg. Co.
               Ltd.*                               1,016,438
  1,193,950  United Microelectronics Corp.*        1,433,026
  TEXTILES, APPAREL AND LUXURY GOODS -- 0.8%
    980,000  Formosa Taffeta Co. Ltd.*               425,322
                                                 -----------
                                                   7,542,614
------------------------------------------------------------
THAILAND -- 0.9%
  CONSTRUCTION AND ENGINEERING -- 0.7%
    182,500  Land & Houses Public Co. Ltd.*          344,713
  WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
    131,600  Total Access Comm. Public Co.
               Ltd.*                                 134,232
                                                 -----------
                                                     478,945
------------------------------------------------------------
TURKEY -- 2.0%
  DIVERSIFIED FINANCIALS -- 1.5%
    124,528  Haci Omer Sabanci Hldg. A.S. ADR*        76,578
 75,216,998  Haci Omer Sabanci Hldg. A.S.*           185,018
 50,640,000  Koc Hldg. A.S.*                         495,062
  MEDIA -- 0.5%
150,000,000  Dogan Yayin Hldg. A.S.*                 274,361
                                                 -----------
                                                   1,031,019
------------------------------------------------------------
VENEZUELA -- 0.2%
  DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.2%
      8,638  Comp. Anonima Nacional Tel. de
               Venezuela ADR                         122,919
------------------------------------------------------------
             TOTAL COMMON STOCKS
               (COST $44,109,164)                 44,590,530
------------------------------------------------------------

PREFERRED STOCKS -- 4.2%
BRAZIL -- 3.5%
  AEROSPACE AND DEFENSE -- 0.7%
     17,702  EmbraerEmpresa Brasileira de
               Aeronautica ADR                   $   378,823
  BANKS -- 0.4%
  3,400,000  Banco Itau S.A.                         192,294
  INDUSTRIAL CONGLOMERATES -- 0.7%
    554,514  Itausa-Investimentos Itau S.A.          372,420
  METALS AND MINING -- 0.7%
     13,000  Comp. Vale do Rio Doce*                 335,454
  OIL AND GAS -- 0.5%
     15,500  Petroleo Brasileiro S.A. ADR            269,700
  WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
  1,719,000  Celular CRT Participacoes S.A.          248,517
                                                 -----------
                                                   1,797,208
------------------------------------------------------------
THAILAND -- 0.7%
  BANKS -- 0.7%
    507,000  Siam Commercial Bank*                   350,728
------------------------------------------------------------
             TOTAL PREFERRED STOCKS
               (COST $2,334,733)                   2,147,936
------------------------------------------------------------

--------------------------------------------------------------------------------
See notes to financial statements.              * Non-income producing security.

THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
Schedule of Investments (Continued)


WARRANTS -- 2.4%
Shares                                                 Value
------------------------------------------------------------
     28,800  Kingboard Chemicals Hldgs. Ltd.
               Warrants, expiring 12/31/2003*    $     6,979
     18,250  MSDW Technologies Ltd. Zero-Strike
               Warrants, expiring 11/19/2003*      1,226,336
------------------------------------------------------------
             TOTAL WARRANTS
               (COST $1,439,301)                   1,233,315
------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.9%
Principal
Amount                                                 Value
------------------------------------------------------------
$ 1,949,000  State Street Bank and Trust Co.
             repurchase agreement,
             dated 6/28/2002, maturity
             value $1,949,138 at
             0.85%, due 7/1/2002 (1)
               (COST $1,949,000)                 $ 1,949,000
------------------------------------------------------------
TOTAL INVESTMENTS -- 98.4%
  (COST $49,832,198)                              49,920,781
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 1.6%                           835,234
------------------------------------------------------------
NET ASSETS -- 100%                               $50,756,015
------------------------------------------------------------

 +  Rule 144A restricted security.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

GLOSSARY OF TERMS:
    ADR -- American Depositary Receipt.
    GDR -- Global Depositary Receipt.

--------------------------------------------------------------------------------
* Non-income producing security.              See notes to financial statements.

/ /   The Guardian Investment Quality Bond Fund


ASSET BACKED -- 12.2%
Principal
Amount                                                            Value
-----------------------------------------------------------------------
$        207,054        Amresco
                          1997-1 MIF
                          7.42% due 3/25/2027              $    209,926
       1,800,000        Chase Manhattan Auto Owner Tr.
                          2002-A A4
                          4.24% due 9/15/2008                 1,814,171
       1,480,000        Chevy Chase Auto Rec. Tr.
                          2001-2 A4
                          4.44% due 4/16/2007                 1,502,424
       2,542,000        Citibank Credit Card Issuance Tr.
                          2000-A1 A1
                          6.90% due 10/15/2007                2,765,293
       1,700,000        Daimler Chrysler Auto Tr.
                          2002-A A4
                          4.49% due 10/6/2008                 1,733,487
       2,300,000        Honda Auto Rec. Owner Tr.
                          2002-1 A4
                          4.22% due 4/16/2007                 2,326,704
       1,700,000        Household Priv. Label Credit Card Nt. Tr.
                          2001-2 A
                          4.95% due 6/16/2008                 1,752,039
       2,542,000        Peco Energy Transition Tr.
                          1999-A A6
                          6.05% due 3/1/2009                  2,694,043
       1,698,300        Residential Asset Sec. Corp.
                          2000-KS5 AI5
                          7.615% due 12/25/2031               1,826,565
       1,800,000        Residential Asset Sec. Corp.
                          1998-KS3 AI5
                          6.16% due 4/25/2026                 1,858,724
       1,800,000        Residential Funding Mtg. Sec. I
                          2002-HS2 A3
                          4.44% due 3/25/2017                 1,801,980
       1,800,000        Vanderbilt Acquisition Loan Tr.
                          2002-1 A2
                          4.77% due 10/7/2018                 1,817,460
-----------------------------------------------------------------------
                        TOTAL ASSET BACKED
                          (COST $21,641,623)                 22,102,816
-----------------------------------------------------------------------

COMMERCIAL MORTGAGE BACKED -- 5.5%
$      1,745,000        Bear Stearns Comm'l. Mtg. Sec.,
                          Inc.
                          2002-Top6 A2
                          6.46% due 10/15/2036             $  1,838,106
       2,410,933        First Union-Lehman Bros.-Bank
                          of America 1998-C2 A1
                          6.28% due 11/18/2035                2,537,906
       1,760,000        LB-UBS Comm'l. Mtg. Tr.
                          2001-C7 A5
                          6.133% due 12/15/2030               1,816,925
       1,850,000        LB-UBS Comm'l. Mtg. Tr.
                          2002-C2 A2
                          4.904% due 7/15/2026                1,847,040
         240,000        Morgan Stanley Dean Witter
                          Capital I
                          2002-Top7 A2
                          5.98% due 1/15/2039                   245,037
       1,700,000        Wachovia Bank Comm'l. Mtg. Tr.
                          2002-C1 A2
                          5.681% due 4/15/2034                1,751,085
-----------------------------------------------------------------------
                        TOTAL COMMERCIAL MORTGAGE BACKED
                          (COST $9,845,791)                  10,036,099
-----------------------------------------------------------------------

CORPORATE BONDS -- 24.0%
Principal
Amount                                                            Value
-----------------------------------------------------------------------
AIRLINES -- 0.5%
$        800,000        Delta Air Lines, Inc.
                          6.417% due 7/2/2012              $    823,101
-----------------------------------------------------------------------
AUTOMOTIVE --1.4%
         600,000        Ford Motor Co.
                          7.45% due 7/16/2031                   558,508
       1,800,000        TRW, Inc.
                          7.625% due 3/15/2006                1,934,343
                                                           ------------
                                                              2,492,851
-----------------------------------------------------------------------
BUILDING MATERIALS -- 0.2%
         425,000        CRH America, Inc.
                          6.95% due 3/15/2012                   446,979
-----------------------------------------------------------------------
CHEMICALS -- 0.3%
         500,000        PolyOne Corp.+
                          8.875% due 5/1/2012                   515,888
-----------------------------------------------------------------------
ENERGY-REFINING -- 1.1%
       1,700,000        Tosco Corp.
                          8.125% due 2/15/2030                2,000,359
-----------------------------------------------------------------------
ENTERTAINMENT -- 0.9%
                        AOL Time Warner, Inc.
         850,000          6.15% due 5/1/2007                    811,964
         900,000          7.625% due 4/15/2031                  788,047
                                                           ------------
                                                              1,600,011
-----------------------------------------------------------------------
ENVIRONMENTAL -- 0.5%
         850,000        USA Waste Svcs., Inc.
                          7.00% due 10/1/2004                   881,626
-----------------------------------------------------------------------
FINANCE COMPANIES -- 1.6%
       1,750,000        Ford Motor Credit Co.
                          7.60% due 8/1/2005                  1,837,320
                        General Motors Acceptance Corp.
         650,000          7.00% due 2/1/2012                    650,846
         350,000          8.00% due 11/1/2031                   357,962
                                                           ------------
                                                              2,846,128
-----------------------------------------------------------------------
FINANCIAL -- 0.3%
         200,000        Goldman Sachs Group, Inc.
                          6.60% due 1/15/2012                   203,721
         400,000        Morgan Stanley Dean Witter
                          6.60% due 4/1/2012                    407,635
                                                           ------------
                                                                611,356
-----------------------------------------------------------------------
FINANCIAL-BANKS -- 2.0%
       1,700,000        Citigroup, Inc.
                          6.00% due 2/21/2012                 1,706,881
         200,000        Regions Financial Corp.
                          6.375% due 5/15/2012                  205,860
       1,700,000        Wells Fargo Bank NA
                          6.45% due 2/1/2011                  1,776,799
                                                           ------------
                                                              3,689,540
-----------------------------------------------------------------------
HEALTH CARE -- 0.1%
         235,000        Tenet Healthcare Corp.
                          6.50% due 6/1/2012                    240,320
-----------------------------------------------------------------------
INDUSTRIAL-OTHER -- 0.9%
       1,650,000        Aramark Svcs., Inc.
                          6.75% due 8/1/2004                  1,699,243
-----------------------------------------------------------------------

+ Rule 144A restricted security.
--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

-----------------------------------------------------------------------
Principal
Amount                                                            Value
-----------------------------------------------------------------------
MEDIA-CABLE -- 1.7%
$      1,750,000        Comcast Cable Comm., Inc.
                          6.875% due 6/15/2009             $  1,628,585
       1,700,000        CSC Hldgs., Inc.+
                          7.625% due 4/1/2011                 1,367,786
                                                           ------------
                                                              2,996,371
-----------------------------------------------------------------------
MEDIA-NONCABLE -- 0.8%
       1,500,000        Scholastic Corp.
                          5.75% due 1/15/2007                 1,514,237
-----------------------------------------------------------------------
MERCHANDISING-SUPERMARKETS -- 2.0%
       1,700,000        Kroger Co.
                          7.25% due 6/1/2009                  1,831,979
       1,650,000        Safeway, Inc.
                          7.25% due 2/1/2031                  1,708,884
                                                           ------------
                                                              3,540,863
-----------------------------------------------------------------------
NATURAL GAS-PIPELINES -- 1.1%
       1,700,000        Consolidated Natural Gas Co.
                          7.25% due 10/1/2004                 1,808,433
         210,000        El Paso Corp.
                          7.00% due 5/15/2011                   200,976
                                                           ------------
                                                              2,009,409
-----------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 1.3%
         900,000        Domtar, Inc
                          7.875% due 10/15/2011                 976,620
         500,000        Sappi Papier Hldg. AG+
                          6.75% due 6/15/2012                   506,292
         800,000        Weyerhaeuser Co.+
                          6.75% due 3/15/2012                   828,413
                                                           ------------
                                                              2,311,325
-----------------------------------------------------------------------
RAILROADS -- 2.0%
       1,800,000        Norfolk Southern Corp.
                          6.75% due 2/15/2011                 1,907,817
       1,800,000        Union Pacific Corp.
                          6.625% due 2/1/2029                 1,745,060
                                                           ------------
                                                              3,652,877
-----------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUST -- 1.0%
       1,700,000        EOP Operating LP
                          7.00% due 7/15/2011                 1,785,911
-----------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 2.1%
         500,000        Calpine Canada Energy
                          8.50% due 5/1/2008                    342,500
         850,000        National Rural Utilities Coop.
                          Fin.
                          8.00% due 3/1/2032                    933,464
       1,000,000        Oncor Electric Delivery+
                          7.00% due 5/1/2032                  1,007,403
       1,700,000        PSE&G Energy Hldgs.
                          8.50% due 6/15/2011                 1,586,812
                                                           ------------
                                                              3,870,179
-----------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 0.2%
         210,000        AT & T Wireless Svcs., Inc.
                          8.125% due 5/1/2012                   171,242
         115,000        Verizon Wireless, Inc.+
                          5.375% due 12/15/2006                 107,289
                                                           ------------
                                                                278,531
-----------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 1.0%
         210,000        British Telecom. PLC
                          8.375% due 12/15/2010                 228,522
         200,000        Deutsche Telekom Int'l. Fin.
                          9.25% due 6/1/2032                    201,595

-----------------------------------------------------------------------
Principal
Amount                                                            Value
-----------------------------------------------------------------------
$        425,000        France Telecom SA
                          8.25% due 3/1/2011               $    388,058
         400,000        Qwest Capital Funding, Inc.
                          7.75% due 8/15/2006                   244,000
         900,000        Verizon Pennsylvania
                          5.65% due 11/15/2011                  827,609
                                                           ------------
                                                              1,889,784
-----------------------------------------------------------------------
YANKEE -- 1.0%
       1,800,000        Pemex Master Tr.
                          7.875% due 2/1/2009                 1,795,500
-----------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                          (COST $43,663,780)                 43,492,389
-----------------------------------------------------------------------

MORTGAGE PASS-THROUGHS -- 33.3%
                        FHLMC
$      8,007,000          6.00%, (30 yr. TBA)              $  7,984,484
       4,066,000          6.50%, (30 yr. TBA)                 4,146,052
       5,400,000          7.00%, (30 yr. TBA)                 5,590,685
          38,631          7.00%, 8/1/2008                        40,834
                        FNMA
       1,300,000          6.00%, (15 yr. TBA)                 1,324,780
       3,575,000          6.50%, (15 yr. TBA)                 3,701,240
         625,000          7.00%, (15 yr. TBA)                   655,664
       2,000,000          6.00%, (30 yr. TBA)                 1,993,750
      18,780,000          6.50%, (30 yr. TBA)                19,137,984
       2,400,000          7.00%, (30 yr. TBA)                 2,484,749
       2,800,000          7.50%, (30 yr. TBA)                 2,937,374
       2,857,100          6.00%, 10/1/2013                    2,940,886
          27,556          7.00%, 2/1/2009                        29,111
         202,805          7.00%, 2012                           213,525
          16,227          7.00%, 8/1/2023                        16,924
          15,206          7.00%, 12/1/2027                       15,798
         252,097          7.00%, 12/1/2028                      261,731
           1,853          7.50%, 5/1/2027                         1,953
       1,018,608          8.00%, 2030                         1,081,724
                        GNMA
       4,450,000          6.50%, (30 yr. TBA)                 4,537,612
       1,218,987          8.00%, 2030                         1,298,539
-----------------------------------------------------------------------
                        TOTAL MORTGAGE PASS-THROUGHS
                          (COST $59,784,447)                 60,395,399
-----------------------------------------------------------------------

U.S. GOVERNMENT -- 22.4%
U.S. GOVERNMENT AGENCIES -- 4.8%
                        FNMA
$      3,750,000          5.00%, 1/15/2007                 $  3,852,349
       2,690,000          6.00%, 5/15/2008                    2,866,353
       1,000,000          6.125%, 3/15/2012                   1,053,672
         875,000          6.375%, 6/15/2009                     946,477
                                                           ------------
                                                              8,718,851
-----------------------------------------------------------------------
U.S. TREASURY BONDS AND NOTES -- 17.6%
                        U.S. Treasury Bonds
       1,941,000          5.375%, 2/15/2031                   1,900,664
                        U.S. Treasury Notes
       1,500,000          2.75%, 9/30/2003                    1,509,365
       2,030,000          3.00%, 1/31/2004                    2,043,238
       4,200,000          3.25%, 5/31/2004                    4,232,155
         250,000          3.375%, 4/30/2004                     252,638

+ Rule 144A restricted security.
--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN INVESTMENT QUALITY BOND FUND
Schedule of Investments (Continued)

-----------------------------------------------------------------------
Principal
Amount                                                            Value
-----------------------------------------------------------------------
$      5,570,000          4.375%, 5/15/2007                $  5,646,587
       1,000,000          4.75%, 11/15/2008                   1,018,295
       2,015,000          4.875%, 2/15/2012                   2,022,556
       1,235,000          5.00%, 8/15/2011                    1,252,153
       3,415,000          5.25%, 5/15/2004                    3,569,303
       1,500,000          5.75%, 8/15/2010                    1,604,532
         780,000          5.875%, 11/15/2004                    828,993
       2,680,000          6.00%, 8/15/2009                    2,911,255
       1,320,000          6.125%, 8/15/2007                   1,438,725
       1,500,000          6.50%, 2/15/2010                    1,676,820
                                                           ------------
                                                             31,907,279
-----------------------------------------------------------------------
                        TOTAL U.S. GOVERNMENT
                          (COST $40,226,052)                 40,626,130
-----------------------------------------------------------------------

COMMERCIAL PAPER -- 29.9%
ASSET BACKED -- 2.7%
$      5,000,000        Frigate Funding Corp.
                          1.80% due 7/15/2002 (a)          $  4,996,500
-----------------------------------------------------------------------
AUTOMOTIVE -- 5.3%
       5,000,000        BMW US Capital Corp.
                          1.70% due 7/15/2002 (a)             4,996,694
       4,600,000        Volkswagen Of America, Inc.
                          1.74% due 7/22/2002 (a)             4,595,331
                                                           ------------
                                                              9,592,025
-----------------------------------------------------------------------
CONSUMER PRODUCTS -- 2.4%
       4,340,000        L'Oreal USA, Inc.
                          1.78% due 7/18/2002 (a)             4,336,352
-----------------------------------------------------------------------
FINANCIAL -- 5.3%
       2,850,000        Goldman Sachs Group LP
                          1.76% due 7/15/2002 (a)             2,848,049
       5,000,000        Morgan Stanley Dean Witter
                          1.70% due 7/15/2002 (a)             4,996,694
       1,730,000        Salomon, Inc.
                          1.78% due 7/15/2002 (a)             1,728,803
                                                           ------------
                                                              9,573,546
-----------------------------------------------------------------------
FINANCIAL-BANKS -- 2.8%
       5,000,000        Barclays Bank PLC New York
                          1.72% due 7/15/2002 (a)             4,996,656
-----------------------------------------------------------------------
FOOD AND BEVERAGE -- 1.1%
       2,000,000        Coca-Cola Financial Corp.
                          1.74% due 7/15/2002 (a)             1,998,647
-----------------------------------------------------------------------

-----------------------------------------------------------------------
Principal
Amount                                                            Value
-----------------------------------------------------------------------
INSURANCE -- 0.7%
$      1,360,000        American General Fin. Corp.
                          1.70% due 7/18/2002 (a)          $  1,358,908
-----------------------------------------------------------------------
OIL AND GAS PRODUCING -- 2.8%
       5,000,000        Motiva Enterprises
                          1.72% due 7/15/2002 (a)             4,996,656
-----------------------------------------------------------------------
PHARMACEUTICALS -- 3.0%
       5,500,000        Pfizer, Inc.
                          1.70% due 7/15/2002 (a)             5,496,364
-----------------------------------------------------------------------
TELECOMMUNICATIONS -- 2.2%
       4,000,000        Verizon Global Funding Corp.
                          1.74% due 7/15/2002 (a)             3,997,293
-----------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 1.6%
       3,000,000        National Rural Utilities Coop.
                          Fin.
                          1.69% due 7/15/2002 (a)             2,998,028
-----------------------------------------------------------------------
                        TOTAL COMMERCIAL PAPER
                          (COST $54,340,975)                 54,340,975
-----------------------------------------------------------------------

REPURCHASE AGREEMENT -- 4.7%
$      8,589,000        State Street Bank and Trust Co.
                        repurchase agreement,
                        dated 6/28/2002, maturity
                        value $8,590,367 at
                        1.91%, due 7/1/2002 (1)(a)
                          (COST $8,589,000)                $  8,589,000
-----------------------------------------------------------------------
TOTAL INVESTMENTS -- 132.0%
  (COST $238,091,668)                                       239,582,808
PAYABLES FOR MORTGAGE PASS-THROUGHS
  DELAYED DELIVERY SECURITIES(a) -- (31.4)%                 (57,096,731)
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (0.6)%                                     (1,047,976)
-----------------------------------------------------------------------
NET ASSETS -- 100%                                         $181,438,101
-----------------------------------------------------------------------

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

(a) Commercial paper and repurchase agreement are segregated to cover forward mortgage purchases.

--------------------------------------------------------------------------------
See notes to financial statements.

/ /   The Guardian High Yield Bond Fund


CORPORATE BONDS -- 93.7%
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
AEROSPACE AND DEFENSE -- 5.1%
                        Alliant Techsystems, Inc.
     $  710,000         Sr. Sub. Nt.
                        8.50% due 5/15/2011             B2/B     $   741,950
                        BE Aerospace, Inc.
        570,000         Sr. Sub. Nt.
                        9.50% due 11/1/2008             B3/B         552,900
                        K & F Ind., Inc.
        765,000         Sr. Sub. Nt. Ser. B
                        9.25% due 10/15/2007            B2/B         795,600
                        Sequa Corp.
        360,000         Sr. Nt.
                        8.875% due 4/1/2008            Ba3/BB-       360,000
        495,000         Sr. Nt.
                        9.00% due 8/1/2009             Ba3/BB-       497,475
                                                                 -----------
                                                                   2,947,925
----------------------------------------------------------------------------
AUTOMOTIVE -- 5.1%
                        American Axle & Mfg., Inc.
        572,000         Sr. Sub. Nt.
                        9.75% due 3/1/2009             Ba3/B+        606,320
                        Asbury Automotive Group
        140,000         Sr. Sub. Nt.+
                        9.00% due 6/15/2012             B3/B         135,100
                        Collins & Aikman Products
                        Co.
        569,000         Sr. Nt.+
                        10.75% due 12/31/2011           B1/B         571,845
                        Delco Remy Int'l., Inc.
        380,000         Sr. Sub. Nt.
                        10.625% due 8/1/2006            B3/B         319,200
        475,000         Sr. Sub. Nt.
                        11.00% due 5/1/2009             B3/B         389,500
                        Dura Operating Corp.
        285,000         Sr. Sub. Nt.
                        9.00% due 5/1/2009              B2/B         276,450
        280,000         Sr. Nt.+
                        8.625% due 4/15/2012            B1/B+        281,400
                        Hayes Lemmerz Int'l., Inc.
        370,000         Sr. Sub. Nt.++
                        11.00% due 7/15/2006            NR/NR         37,000
                        Lear Corp.
        286,000         Sr. Nt. Ser. B
                        8.11% due 5/15/2009            Ba1/BB+       293,150
                                                                 -----------
                                                                   2,909,965
----------------------------------------------------------------------------
BUILDING MATERIALS -- 0.5%
                        Associated Materials, Inc.
        280,000         Sr. Sub. Nt.+
                        9.75% due 4/15/2012             B3/B         287,000
----------------------------------------------------------------------------
CHEMICALS -- 4.1%
                        Compass Minerals Group, Inc.
        140,000         Sr. Sub. Nt.
                        10.00% due 8/15/2011            B3/B         147,700
                        Equistar Chemicals LP
        285,000         Sr. Nt.
                        10.125% due 9/1/2008           B1/BB+        272,175
                        Huntsman ICI Chemicals LLC
        210,000         Sr. Sub. Nt.
                        10.125% due 7/1/2009           Caa1/B-       187,950
                        Huntsman Int'l. LLC
         70,000         Sr. Nt.+
                        9.875% due 3/1/2009             B3/B          70,175

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        Lyondell Chemical Co.
     $  285,000         Nt. Ser. A
                        9.625% due 5/1/2007            Ba3/BB    $   272,175
        284,000         Sr. Sub. Nt.
                        10.875% due 5/1/2009            B2/B+        252,050
                        Millennium America, Inc.
        140,000         Sr. Nt.
                        7.00% due 11/15/2006          Ba1/BBB-       132,650
        287,000         Sr. Nt.
                        9.25% due 6/15/2008           Ba1/BBB-       292,740
                        OM Group, Inc.
        142,000         Sr. Sub. Nt.
                        9.25% due 12/15/2011            B3/B+        146,970
                        PolyOne Corp.
        560,000         Nt.+
                        8.875% due 5/1/2012           Baa3/BBB-      577,794
                                                                 -----------
                                                                   2,352,379
----------------------------------------------------------------------------
CONSTRUCTION MACHINERY -- 2.9%
                        H & E Equipment/Finance
        280,000         Sr. Nt.+
                        11.125% due 6/15/2012           B3/B         266,000
                        Joy Global, Inc.
        140,000         Sr. Sub. Nt.
                        8.75% due 3/15/2012             B2/B+        143,150
                        Terex Corp.
        285,000         Sr. Sub. Nt.
                        10.375% due 4/1/2011            B2/B         306,375
        285,000         Sr. Sub. Nt.
                        9.25% due 7/15/2011             B2/B         294,975
                        United Rentals, Inc.
        670,000         Sr. Sub. Nt.
                        9.00% due 4/1/2009             B2/BB-        666,650
                                                                 -----------
                                                                   1,677,150
----------------------------------------------------------------------------
CONSUMER PRODUCTS -- 7.2%
                        Armkel LLC
        142,000         Sr. Sub. Nt.
                        9.50% due 8/15/2009             B2/B-        147,680
                        Elizabeth Arden, Inc.
        670,000         Sr. Sec. Nt. Ser. B
                        11.75% due 2/1/2011             B2/B         686,750
                        Johnsondiversey, Inc.
        140,000         Sr. Sub. Nt.+
                        9.625% due 5/15/2012            B2/B         146,300
                        Pennzoil-Quaker St.
        572,000         Sr. Nt.
                        10.00% due 11/1/2008           Ba3/BB+       669,955
                        Playtex Products, Inc.
        763,000         Sr. Sub. Nt.
                        9.375% due 6/1/2011             B2/B         808,780
                        Sealy Mattress Co.
        286,000         Sr. Sub. Nt. Ser. B
                        9.875% due 12/15/2007           B3/B-        287,430
                        Simmons Co.
        562,000         Sr. Sub. Nt. Ser. B
                        10.25% due 3/15/2009            B3/B-        590,100
                        St. John Knits Int'l., Inc.
        750,000         Sr. Sub. Nt.
                        12.50% due 7/1/2009             B3/B-        797,812
                                                                 -----------
                                                                   4,134,807
--------------------------------------------------------------------------------

+ Rule 144A restricted security.   ++ Non-income producing, security in default.
--------------------------------------------------------------------------------
* Unaudited.                                  See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
ENERGY -- 6.8%
                        Chesapeake Energy Corp.
     $  140,000         Sr. Nt.
                        8.375% due 11/1/2008            B1/B+    $   140,000
        140,000         Sr. Nt.
                        8.125% due 4/1/2011             B1/B+        137,550
                        Dresser, Inc.
        644,000         Sr. Nt.
                        9.375% due 4/15/2011            B2/B         652,050
                        Newpark Resources, Inc.
        700,000         Sr. Sub. Nt. Ser. B
                        8.625% due 12/15/2007           B2/B+        675,500
                        Pride Int'l., Inc.
        710,000         Sr. Nt.
                        9.375% due 5/1/2007            Ba2/BB        740,175
        280,000         Sr. Nt.
                        10.00% due 6/1/2009            Ba2/BB        299,600
                        Tesoro Petroleum Corp.
        420,000         Sr. Sub. Nt.+
                        9.625% due 4/1/2012             B2/B+        384,300
                        Western Oil Sands, Inc.
        560,000         Sr. Nt.+
                        8.375% due 5/1/2012            Ba2/BB+       561,400
                        Westport Resources Corp.
        285,000         Sr. Sub. Nt.
                        8.25% due 11/1/2011            Ba3/BB-       292,125
                                                                 -----------
                                                                   3,882,700
----------------------------------------------------------------------------
ENTERTAINMENT -- 3.2%
                        Intrawest Corp.
        670,000         Sr. Nt.
                        9.75% due 8/15/2008             B1/B+        680,050
        185,000         Sr. Nt.
                        10.50% due 2/1/2010             B1/B+        192,400
                        Premier Parks, Inc.
        937,000         Sr. Nt.
                        9.75% due 6/15/2007             B2/B         960,425
                                                                 -----------
                                                                   1,832,875
----------------------------------------------------------------------------
ENVIRONMENTAL -- 2.8%
                        Allied Waste NA, Inc.
        286,000         Sr. Nt.
                        7.625% due 1/1/2006            Ba3/BB-       275,990
      1,034,000         Sr. Sub. Nt.
                        10.00% due 8/1/2009             B2/B+      1,015,988
                        Waste Management, Inc.
        280,000         Sr. Nt.
                        7.375% due 8/1/2010            Ba1/BBB       290,738
                                                                 -----------
                                                                   1,582,716
----------------------------------------------------------------------------
FINANCIAL INSTITUTIONS -- 0.6%
                        Western Financial Bank
        350,000         Sub. Cap. Debt
                        9.625% due 5/15/2012           B1/BB-        350,000
----------------------------------------------------------------------------
FOOD AND BEVERAGE -- 7.1%
                        American Seafood Group LLC
        560,000         Sr. Sub. Nt.+
                        10.125% due 4/15/2010           B3/B         565,600
                        Constellation Brands, Inc.
         95,000         Sr. Sub. Nt.
                        8.625% due 8/1/2006            Ba2/BB         99,750
        190,000         Sr. Sub. Nt.
                        8.50% due 3/1/2009             Ba3/B+        195,700
         71,000         Sr. Sub. Nt.
                        8.125% due 1/15/2012           Ba3/B+         72,864

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        Del Monte Corp.
     $  635,000         Sr. Sub. Nt.
                        9.25% due 5/15/2011             B3/B-    $   660,400
                        Jack in the Box, Inc.
        725,000         Sr. Sub. Nt.
                        8.375% due 4/15/2008           Ba3/BB-       744,031
                        Land O Lakes, Inc.
        385,000         Sr. Nt.+
                        8.75% due 11/15/2011           Ba3/BB        361,900
                        Michael Foods, Inc.
        750,000         Sr. Sub. Nt. Ser. B
                        11.75% due 4/1/2011             B2/B-        817,500
                        Premium Standard Farms, Inc.
        280,000         Sr. Nt.
                        9.25% due 6/15/2011             B1/BB        268,800
                        Sbarro, Inc.
        285,000         Sr. Nt.
                        11.00% due 9/15/2009            B2/B+        285,000
                                                                 -----------
                                                                   4,071,545
----------------------------------------------------------------------------
GAMING -- 5.5%
                        Hollywood Casino Corp.
      1,000,000         Sr. Nt.
                        11.25% due 5/1/2007             B3/B       1,080,000
                        Mandalay Resort Group
        562,000         Sr. Sub. Nt. Ser. B
                        10.25% due 8/1/2007            Ba3/BB-       589,398
                        Park Place Entertainment
                        Corp.
        286,000         Sr. Nt.
                        7.50% due 9/1/2009            Ba1/BBB-       281,943
                        Sun Int'l. Hotels Ltd.
        285,000         Sr. Sub. Nt.
                        8.875% due 8/15/2011            B2/B+        291,056
                        Waterford Gaming LLC
        891,000         Sr. Nt.+
                        9.50% due 3/15/2010             B1/B+        922,185
                                                                 -----------
                                                                   3,164,582
----------------------------------------------------------------------------
HEALTH CARE -- 5.2%
                        Fisher Scientific Int'l.,
                        Inc.
      1,000,000         Sr. Sub. Nt.
                        9.00% due 2/1/2008              B3/B       1,022,500
                        Fresenius Medical Care
        570,000         Capital Tr.
                        7.875% due 6/15/2011           Ba2/B+        510,150
                        HCA-The Healthcare Corp.
        280,000         Nt.
                        8.75% due 9/1/2010            Ba1/BBB-       315,970
                        Insight Health Svcs. Corp.
        381,000         Sr. Sub. Nt. Ser. B
                        9.875% due 11/1/2011            B3/B-        382,905
                        Triad Hospitals, Inc.
        725,000         Sr. Nt. Ser. B
                        8.75% due 5/1/2009              B1/B-        757,625
                                                                 -----------
                                                                   2,989,150
----------------------------------------------------------------------------

+ Rule 144A restricted security.
--------------------------------------------------------------------------------
See notes to financial statements.                                  * Unaudited.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
HOME CONSTRUCTION -- 2.6%
                        Beazer Homes USA, Inc.
     $  280,000         Sr. Nt.+
                        8.375% due 4/15/2012           Ba2/BB    $   282,800
                        Meritage Corp.
        286,000         Sr. Nt.
                        9.75% due 6/1/2011              B1/B         296,725
                        Schuler Homes, Inc.
        355,000         Sr. Nt.
                        9.00% due 4/15/2008            Ba1/BB        362,100
                        Standard Pacific Corp.
        280,000         Sr. Sub. Nt.
                        9.25% due 4/15/2012            Ba3/B+        281,400
                        WCI Communities, Inc.
        280,000         Sr. Sub. Nt.
                        9.125% due 5/1/2012             B1/B         277,900
                                                                 -----------
                                                                   1,500,925
----------------------------------------------------------------------------
INDUSTRIAL-OTHER -- 1.7%
                        Briggs & Stratton Corp.
        645,000         Sr. Nt.
                        8.875% due 3/15/2011           Ba1/BB+       677,250
                        Foamex LP/Capital Corp.
        175,000         Sr. Nt.+
                        10.75% due 4/1/2009             B3/B         178,500
                        NMHG Hldg. Co.
        140,000         Sr. Nt.+
                        10.00% due 5/15/2009            B3/B+        142,100
                                                                 -----------
                                                                     997,850
----------------------------------------------------------------------------
LODGING -- 2.0%
                        HMH Pptys., Inc.
        280,000         Sr. Nt. Ser. C
                        8.45% due 12/1/2008            Ba3/BB-       274,400
                        John Q. Hammons Hotels LP
        280,000         1st Mtg. Nt.+
                        8.875% due 5/15/2012            B2/B         274,400
                        Meristar Hosp. Oper. Fin
        570,000         Sr. Nt.+
                        10.50% due 6/15/2009            B1/B+        575,700
                                                                 -----------
                                                                   1,124,500
----------------------------------------------------------------------------
MEDIA-CABLE -- 3.1%
                        Charter Comm. Hldgs.
        282,000         Sr. Nt.
                        10.00% due 4/1/2009             B2/B+        194,580
        574,000         Sr. Nt.
                        10.75% due 10/1/2009            B2/B+        403,235
        259,000         Sr. Nt.
                        10.25% due 1/15/2010            B2/B+        176,120
                        CSC Hldgs., Inc.
        560,000         Sr. Nt.
                        7.625% due 4/1/2011            Ba2/BB+       450,565
                        Insight Midwest LP
        572,000         Sr. Nt.
                        10.50% due 11/1/2010            B2/B+        534,820
                                                                 -----------
                                                                   1,759,320
----------------------------------------------------------------------------
MEDIA-NONCABLE -- 5.4%
                        Advanstar Comm., Inc.
        286,000         Sr. Sub. Nt.
                        12.00% due 2/15/2011          Caa1/CCC+      231,660
                        Allbritton Comm. Co.
        286,000         Sr. Sub. Nt. Ser. B
                        8.875% due 2/1/2008             B3/B-        294,580

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        American Media Operations,
                        Inc.
     $  570,000         Sr. Sub. Nt. Ser. B
                        10.25% due 5/1/2009             B2/B-    $   598,500
                        Clear Channel Comm.
        382,000         Sr. Sub. Nt. Ser. B
                        8.125% due 12/15/2007          Ba2/BB+       372,450
                        Corus Entertainment, Inc.
        285,000         Sr. Sub. Nt.
                        8.75% due 3/1/2012              B1/B+        285,000
                        Echostar DBS Corp.
        286,000         Sr. Nt.
                        9.25% due 2/1/2006              B1/B+        263,120
                        Emmis Comm. Corp.
        286,000         Sr. Sub. Nt.
                        8.125% due 3/15/2009            B2/B-        278,850
                        Entravision Comm. Corp.
        280,000         Sr. Sub. Nt.+
                        8.125% due 3/15/2009            B3/B-        281,400
                        Lamar Media Corp.
        190,000         Sr. Sub. Nt.
                        8.625% due 9/15/2007            Ba3/B        194,750
                        Sinclair Broadcast Group,
                        Inc.
        285,000         Sr. Sub. Nt.
                        8.75% due 12/15/2007            B2/B         283,575
                                                                 -----------
                                                                   3,083,885
----------------------------------------------------------------------------
METALS AND MINING -- 1.1%
                        AK Steel Corp.
        280,000         Sr. Nt.+
                        7.75% due 6/15/2012             B1/BB        277,200
                        Luscar Coal Ltd.
        286,000         Sr. Nt.
                        9.75% due 10/15/2011           Ba3/BB        307,450
                        Steel Dynamics, Inc.
         70,000         Sr. Nt.+
                        9.50% due 3/15/2009             B2/B          73,850
                                                                 -----------
                                                                     658,500
----------------------------------------------------------------------------
PACKAGING -- 2.0%
                        Graphic Packaging Corp.
        285,000         Sr. Sub. Nt.+
                        8.625% due 2/15/2012            B2/B+        294,263
                        Kappa Beheer BV
        670,000         Sr. Sub. Nt.
                        10.625% due 7/15/2009           B2/B         730,300
                        Silgan Hldgs., Inc.
        140,000         Sr. Sub. Debt.+
                        9.00% due 6/1/2009              B1/B         144,200
                                                                 -----------
                                                                   1,168,763
----------------------------------------------------------------------------
PAPER AND FOREST PRODUCTS -- 3.1%
                        Norske Skog Canada Ltd.
        140,000         Sr. Nt.
                        8.625% due 6/15/2011           Ba2/BB+       143,500
                        Packaging Corp. of America
        335,000         Sr. Sub. Nt.
                        9.625% due 4/1/2009            Ba2/BB+       361,800
                        Stone Container Corp.
        670,000         Sr. Nt.
                        9.75% due 2/1/2011              B2/B         716,900

+ Rule 144A restricted security.
--------------------------------------------------------------------------------
* Unaudited.                                  See notes to financial statements.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
                        Tembec Industries, Inc.
     $  570,000         Sr. Nt.
                        8.50% due 2/1/2011             Ba1/BB+   $   587,100
                                                                 -----------
                                                                   1,809,300
----------------------------------------------------------------------------
RETAILERS -- 4.0%
                        Cole National Group, Inc.
        280,000         Sr. Sub. Nt.+
                        8.875% due 5/15/2012            B2/B         277,900
                        J.C. Penney Co., Inc.
        572,000         Sr. Nt.
                        6.90% due 8/15/2026           Ba3/BBB-       576,290
                        Petco Animal Supplies, Inc.
        285,000         Sr. Sub. Nt.
                        10.75% due 11/1/2011            B3/B         307,800
                        Rent-A-Center, Inc.
        142,000         Sr. Sub. Nt. Ser. D
                        11.00% due 8/15/2008            B1/B         150,875
                        United Auto Group, Inc.
        280,000         Sr. Sub. Nt.+
                        9.625% due 3/15/2012            B3/B         281,400
                        William Carter Co.
        650,000         Sr. Sub. Nt. Ser. B
                        10.875% due 8/15/2011           B3/B-        711,750
                                                                 -----------
                                                                   2,306,015
----------------------------------------------------------------------------
SERVICES -- 2.5%
                        Coinmach Corp.
        560,000         Sr. Nt.+
                        9.00% due 2/1/2010              B2/B         568,400
                        Iron Mountain, Inc.
        860,000         Sr. Sub. Nt.
                        8.625% due 4/1/2013             B2/B         879,350
                                                                 -----------
                                                                   1,447,750
----------------------------------------------------------------------------
SUPERMARKETS -- 0.5%
                        Pathmark Stores, Inc.
        284,000         Sr. Sub. Nt.
                        8.75% due 2/1/2012              B2/B         288,260
----------------------------------------------------------------------------
TECHNOLOGY -- 2.7%
                        Flextronics Int'l. Ltd.
        700,000         Sr. Sub. Nt.
                        9.875% due 7/1/2010            Ba2/BB-       731,500
                        Seagate Tech.
        560,000         Sr. Nt.+
                        8.00% due 5/15/2009            Ba2/BB+       560,000
                        Solectron Corp.
        280,000         Sr. Nt.
                        9.625% due 2/15/2009           Ba3/BB        254,800
                                                                 -----------
                                                                   1,546,300
----------------------------------------------------------------------------
TEXTILE -- 0.2%
                        Collins & Aikman Floor Cover
         71,000         Sr. Sub. Nt.+
                        9.75% due 2/15/2010             B2/B          72,420
                        Russell Corp.
         35,000         Sr. Nt.+
                        9.25% due 5/1/2010              B1/BB         36,050
                                                                 -----------
                                                                     108,470
----------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                       Rating
Principal                                             Moody's/
Amount                                                  S&P*           Value
----------------------------------------------------------------------------
TRANSPORTATION -- 0.3%
                        Teekay Shipping Corp.
     $  142,000         Sr. Nt.
                        8.875% due 7/15/2011           Ba2/BB-   $   147,680
----------------------------------------------------------------------------
UTILITY -- 2.7%
                        AmeriGas Partners LP
        190,000         Sr. Nt.
                        10.00% due 4/15/2006           Ba3/BB+       201,400
        190,000         Sr. Nt.
                        8.875% due 5/20/2011           Ba3/BB+       197,600
                        Calpine Canada Energy
      1,260,000         Sr. Nt.
                        8.50% due 5/1/2008              B1/B+        863,100
                        PSEG Energy Hldgs.
        280,000         Sr. Nt.
                        8.50% due 6/15/2011           Baa3/BBB-      261,357
                                                                 -----------
                                                                   1,523,457
----------------------------------------------------------------------------
WIRELESS COMMUNICATIONS -- 3.2%
                        American Tower Corp.
        285,000         Sr. Nt.
                        9.375% due 2/1/2009            Caa1/B-       156,750
                        Crown Castle Int'l. Corp.
        381,000         Sr. Nt.
                        10.75% due 8/1/2011             B3/B         251,460
                        iPCS, Inc.
        285,000         Sr. Disc. Nt.
                        0/14.00% due 7/15/2010 (1)    Caa1/CCC        37,050
                        Nextel Comm., Inc.
        280,000         Sr. Nt.
                        9.50% due 2/1/2011              B3/B         137,900
                        Telecorp PCS, Inc.
        186,000         Sr. Sub. Disc. Nt.
                        0/11.625% due 4/15/2009 (1)   Baa2/BBB       141,360
        555,000         Sr. Sub. Nt.
                        10.625% due 7/15/2010         Baa2/BBB       518,925
                        Triton PCS, Inc.
        840,000         Sr. Sub. Nt.
                        8.75% due 11/15/2011            B2/B-        516,600
                        U.S. Unwired, Inc.
        280,000         Sr. Sub. Disc. Nt. Ser. B
                        0/13.375% due 11/1/2009 (1)    B3/CCC+        67,200
                                                                 -----------
                                                                   1,827,245
----------------------------------------------------------------------------
WIRELINE COMMUNICATIONS -- 0.5%
                        Qwest Capital Funding
        560,000         Nt.
                        7.00% due 8/3/2009             Ba2/BB        310,800
----------------------------------------------------------------------------
                        TOTAL CORPORATE BONDS
                          (COST $54,970,119)                      53,791,814
----------------------------------------------------------------------------

SOVEREIGN DEBT -- 1.1%
----------------------------------------------------------------------------
                        United Mexican States
     $  572,000         Nt.
                        8.375% due 1/14/2011
                          (COST $581,358)                        $   593,450
----------------------------------------------------------------------------

+ Rule 144A restricted security.
--------------------------------------------------------------------------------
See notes to financial statements.                                  * Unaudited.

THE GUARDIAN HIGH YIELD BOND FUND
Schedule of Investments (Continued)


WARRANTS -- 0.0%
Shares                                                                 Value
----------------------------------------------------------------------------
          2,100         GT Group Telecomm., Inc.                 $     2,100
                        exp. 2/1/2010+
          1,000         Leap Wireless Int'l., Inc.                       500
                        exp. 4/15/2010+
            670         Leap Wireless Int'l., Inc.                       335
                        exp. 4/15/2010+
            460         Ubiquitel Operating Co.                        6,440
                        exp. 4/15/2010+
            330         XM Satellite Radio, Inc.                          18
                        exp. 3/3/2010+
----------------------------------------------------------------------------
                        TOTAL WARRANTS
                          (COST $71,835)                               9,393
----------------------------------------------------------------------------

REPURCHASE AGREEMENT -- 3.8%
Principal
Amount                                                                 Value
----------------------------------------------------------------------------
     $2,183,000         State Street Bank and Trust
                        Co.
                        repurchase agreement,
                        dated 6/28/2002, maturity
                        value $2,183,347 at
                        1.91% due 7/1/2002 (2)
                          (COST $2,183,000)                      $ 2,183,000
----------------------------------------------------------------------------
TOTAL INVESTMENTS -- 98.6%
  (COST $57,806,312)                                              56,577,657
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 1.4%                                           829,548
----------------------------------------------------------------------------
NET ASSETS -- 100%                                               $57,407,205
----------------------------------------------------------------------------

(1) Step-up bond.

(2) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

+ Rule 144A restricted security.
--------------------------------------------------------------------------------

                                              See notes to financial statements.

/ /   The Guardian Tax-Exempt Fund


MUNICIPAL BONDS -- 102.0%
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*             Value
-------------------------------------------------------------------------
ARIZONA -- 2.0%
    $    500,000        Arizona St. Trans.
                        Brd. Hwy. Rev.
                        Preref.,
                        5.75% due 7/1/2019        Aa1/AAA    $    565,950
       1,000,000        Phoenix, AZ G.O. Ser.
                        B,
                        5.375% due 7/1/2020       Aa1/AA+       1,042,800
         700,000        Yuma Cnty., AZ Elem.
                        Sch. Dist. Ref. G.O.,
                        5.00% due 7/1/2013        Aaa/AAA         750,820
                                                             ------------
                                                                2,359,570
-------------------------------------------------------------------------
ARKANSAS -- 0.9%
       1,000,000        Arkansas St. G.O. Fed.
                        Hwy. Grant Ser. A,
                        5.50% due 8/1/2011        Aa2/AA        1,099,390
-------------------------------------------------------------------------
CALIFORNIA -- 6.4%
       1,500,000        California St. G.O.,
                        5.375% due 10/1/2027       A1/A+        1,518,300
       1,500,000        California St. G.O.,
                        5.125% due 6/1/2022        A1/A+        1,498,995
       2,000,000        California St. G.O.,
                        5.00% due 11/1/2023        A1/A+        1,956,240
       1,500,000        California St. G.O.,
                        5.00% due 4/1/2027        Aaa/AAA       1,476,240
       1,000,000        California Statewide
                        Community Dev. Auth.
                        John Muir/Mt. Diablo
                        Hlth. (1),
                        1.93% due 8/15/2027     VMIG1/A-1+      1,000,000
                                                             ------------
                                                                7,449,775
-------------------------------------------------------------------------
COLORADO -- 5.0%
       1,920,000        Denver, CO City &
                        Cnty. Wastewtr. Rev.,
                        5.25% due 11/1/2018       Aaa/AAA       2,008,685
       2,165,000        South Suburban Park &
                        Rec. Dist., CO Rev.,
                        5.50% due 9/15/2019       Aaa/AAA       2,275,566
       1,500,000        Weld Cnty., CO Sch.
                        Dist. G.O.,
                        5.25% due 12/1/2018       Aaa/AAA       1,569,765
                                                             ------------
                                                                5,854,016
-------------------------------------------------------------------------
CONNECTICUT -- 2.1%
       1,000,000        Connecticut St. Hlth.
                        & Ed. Facs. Auth. Rev.
                        (1),
                        1.50% due 7/1/2027       VMIG1/NR       1,000,000
       1,350,000        Connecticut St.
                        Special Tax Oblig.
                        Trans. Infra. Ser. A,
                        5.375% due 10/1/2018      Aaa/AAA       1,430,055
                                                             ------------
                                                                2,430,055
-------------------------------------------------------------------------
FLORIDA -- 4.9%
       2,000,000        Florida St. Brd. of
                        Ed. Lottery Rev. Ser.
                        A,
                        5.50% due 7/1/2017        Aaa/AAA       2,146,600
       1,500,000        Florida St. Brd. of
                        Ed. Lottery Rev. Ser.
                        C,
                        5.25% due 7/1/2016        Aaa/AAA       1,583,595
       2,000,000        Orange Cnty., FL
                        Tourist Dev. Tax Rev.,
                        5.125% due 10/1/2025      Aaa/AAA       1,998,480
                                                             ------------
                                                                5,728,675
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*             Value
-------------------------------------------------------------------------
GEORGIA -- 7.7%
    $  1,000,000        Atlanta, GA Wtr. &
                        Wastewtr. Rev.,
                        5.50% due 11/1/2022       Aaa/AAA    $  1,082,000
       2,340,000        Augusta, GA Wtr. &
                        Swr. Rev.,
                        5.25% due 10/1/2022       Aaa/AAA       2,391,925
       1,550,000        Cherokee Cnty., GA
                        Sch. Sys. G.O.,
                        5.25% due 8/1/2017        Aa2/AA        1,626,027
       1,000,000        Fulton Cnty., GA Dev.
                        Auth. Rev. Georgia
                        Tech. Foundation Ser.
                        A,
                        5.125% due 11/1/2021      Aa1/AA+       1,007,670
         700,000        Gainesville, GA Wtr. &
                        Swg. Rev.,
                        5.25% due 11/15/2018      Aaa/AAA         730,478
       2,000,000        Gainesville, GA Wtr. &
                        Swg. Rev.,
                        5.375% due 11/15/2020     Aaa/AAA       2,082,760
                                                             ------------
                                                                8,920,860
-------------------------------------------------------------------------
IDAHO -- 3.3%
       1,625,000        Boise City, ID Urban
                        Renewal Agy. Lease,
                        6.00% due 8/15/2023       Aaa/AAA       1,775,475
       2,000,000        Univ. of ID Univ. Rev.
                        Hsg. Impt.,
                        5.375% due 4/1/2023       Aaa/AAA       2,049,580
                                                             ------------
                                                                3,825,055
-------------------------------------------------------------------------
IOWA -- 0.9%
       1,000,000        Cedar Rapids, IA G.O.,
                        5.25% due 6/1/2019        Aaa/NR        1,028,530
-------------------------------------------------------------------------
KANSAS -- 4.4%
       2,000,000        Butler Cnty., KS Pub.
                        Bldg. Comm. Rev.,
                        5.55% due 10/1/2021       Aaa/NR        2,103,760
       1,280,000        Kansas St. Dept.
                        Trans. Hwy. Rev.,
                        5.25% due 9/1/2013        Aa2/AA+       1,360,678
       1,500,000        Kansas St. Dept.
                        Trans. Hwy. Rev. Ser.
                        A,
                        5.75% due 9/1/2013        Aa2/AA+       1,664,625
                                                             ------------
                                                                5,129,063
-------------------------------------------------------------------------
KENTUCKY -- 4.5%
       1,500,000        Kentucky Infra. Wtr.
                        Svcs. Auth.,
                        5.25% due 6/1/2017        Aa3/AA-       1,568,325
       2,000,000        Kentucky St. Ppty. &
                        Bldgs. Comm. Rev.,
                        5.375% due 10/1/2019      Aaa/AAA       2,092,500
       1,430,000        Kentucky St. Ppty. &
                        Bldgs. Comm. Ser. A,
                        5.70% due 5/1/2018        Aaa/AAA       1,537,179
                                                             ------------
                                                                5,198,004
-------------------------------------------------------------------------

(1) Variable rate demand notes.
--------------------------------------------------------------------------------
See notes to financial statements.                                  * Unaudited.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*             Value
-------------------------------------------------------------------------
MARYLAND -- 4.6%
    $  1,470,000        Anne Arundel Cnty.,
                        MD,
                        5.25% due 3/1/2018        Aa1/AA+    $  1,538,737
       2,085,000        Prince Georges Cnty.,
                        MD Ref. Pub. Impt.,
                        5.50% due 5/15/2011       Aaa/AAA       2,327,965
       1,500,000        Univ. of MD Sys. Aux.
                        Fac. & Tuition Rev.
                        Ser. A,
                        5.125% due 4/1/2023       Aa3/AA+       1,511,895
                                                             ------------
                                                                5,378,597
-------------------------------------------------------------------------
MASSACHUSETTS -- 2.5%
       1,000,000        Massachusetts St.
                        Conso. Lns. Ser. C,
                        5.375% due 12/1/2017      Aa2/AA-       1,115,220
       1,750,000        Massachusetts St.
                        G.O.,
                        5.25% due 11/1/2019       Aaa/AAA       1,809,868
                                                             ------------
                                                                2,925,088
-------------------------------------------------------------------------
MICHIGAN -- 3.6%
       2,000,000        Detroit, MI City Sch.
                        Dist. Ser. A,
                        5.50% due 5/1/2020        Aaa/AAA       2,097,340
       1,000,000        Garden City, MI Sch.
                        Dist.,
                        5.50% due 5/1/2018        Aaa/AAA       1,055,710
       1,000,000        Holt, MI Pub. Sch.
                        Ser. A,
                        5.75% due 5/1/2017        Aaa/AAA       1,083,010
                                                             ------------
                                                                4,236,060
-------------------------------------------------------------------------
MISSOURI -- 2.2%
       2,500,000        Cass Cnty., MO Reorg.
                        Sch. Dist.,
                        5.25% due 3/1/2020        Aaa/AAA       2,572,350
-------------------------------------------------------------------------
NEBRASKA -- 1.2%
       1,350,000        Lincoln, NE Elec. Sys.
                        Rev.,
                        5.125% due 9/1/2020       Aa2/AA        1,369,130
-------------------------------------------------------------------------
NEW JERSEY -- 2.5%
         500,000        New Jersey St. Tr.
                        Auth. Ser. A,
                        6.50% due 6/15/2005       Aaa/AAA         555,775
       2,000,000        New Jersey St. Tr.
                        Corp. Ser. A Preref.,
                        6.125% due 9/15/2014      Aaa/AAA       2,313,540
                                                             ------------
                                                                2,869,315
-------------------------------------------------------------------------
NEW MEXICO -- 1.0%
       1,000,000        New Mexico St. Hwy.
                        Comm. Tax Rev.,
                        6.00% due 6/15/2010       Aa2/AA+       1,129,340
-------------------------------------------------------------------------
NEW YORK -- 6.1%
       2,000,000        Metro. Trans. Auth.
                        New York Svc. Contract
                        Ref. Ser. A,
                        5.125% due 1/1/2024       A3/AA-        1,970,540
       1,500,000        New York St. Dorm.
                        Auth. Lease Ser. A,
                        6.25% due 7/1/2020         NR/A+        1,652,220

-------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*             Value
-------------------------------------------------------------------------
    $  1,500,000        New York St. Thruway
                        Auth. Svc. Contract
                        Rev.,
                        5.25% due 4/1/2020        NR/AA-     $  1,535,790
       1,000,000        New York, NY G.O. Sub.
                        Ser. A10 (1),
                        1.95% due 8/1/2017      VMIG1/A-1+      1,000,000
         500,000        New York, NY G.O. Sub.
                        Ser. B2 (1),
                        1.95% due 8/15/2019      VMIG1/A-1        500,000
         500,000        New York, NY G.O. Sub.
                        Ser. E2 (1),
                        1.95% due 8/1/2020      VMIG1/A-1+        500,000
                                                             ------------
                                                                7,158,550
-------------------------------------------------------------------------
NORTH CAROLINA -- 1.8%
       1,000,000        North Carolina St.
                        Pub. Impt. Ser. A,
                        5.25% due 3/1/2018        Aaa/AAA       1,049,870
       1,000,000        Univ. of NC Hosp.
                        Chapel Hill Rev.
                        Ser. A (1),
                        2.00% due 2/15/2031     VMIG1/A-1+      1,000,000
                                                             ------------
                                                                2,049,870
-------------------------------------------------------------------------
NORTH DAKOTA -- 0.9%
       1,000,000        North Dakota St. Wtr.
                        Comm. Rev.,
                        5.75% due 8/1/2020        Aaa/AAA       1,069,160
-------------------------------------------------------------------------
OHIO -- 8.9%
         500,000        Cleveland, OH Parking
                        Facs. Rev.,
                        5.50% due 9/15/2016       Aaa/AAA         528,385
       2,000,000        Ohio Capital Corp.
                        Ref. Ser. A,
                        5.55% due 8/1/2024        Aa2/NR        2,053,980
       1,500,000        Ohio St. Wtr. Dev.
                        Auth. Rev.,
                        5.50% due 12/1/2020       Aaa/AAA       1,587,705
         750,000        Ohio St. Bldg. Auth.
                        Disalle Gov't. Ctr.
                        Ser. A,
                        6.00% due 10/1/2005       Aa2/AA          830,048
       1,300,000        Ohio St. Higher Ed.
                        Fac. Comm.,
                        5.50% due 12/1/2020       Aaa/AAA       1,366,196
       1,500,000        Ohio St. Wtr. Dev.
                        Auth. Poll. Control,
                        5.25% due 6/1/2019        Aaa/AAA       1,559,880
       1,235,000        River Valley, OH Local
                        Sch. Dist. Facs.
                        Const. & Impt.,
                        5.25% due 11/1/2020       Aaa/NR        1,269,765
       1,050,000        Univ. of Cincinnati,
                        OH General Rcpts. Ser.
                        A,
                        5.50% due 6/1/2011        Aaa/AAA       1,173,721
                                                             ------------
                                                               10,369,680
-------------------------------------------------------------------------

(1) Variable rate demand notes.
--------------------------------------------------------------------------------

* Unaudited.                                  See notes to financial statements.

THE GUARDIAN TAX-EXEMPT FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*             Value
-------------------------------------------------------------------------
OREGON -- 5.0%
    $  1,690,000        Lane & Douglas Cntys.,
                        OR Sch. Dist. G.O.,
                        6.00% due 6/15/2019        NR/AA     $  1,855,434
       1,530,000        Lane Cnty., OR Sch.
                        Dist. G.O.,
                        5.625% due 6/15/2020      Aa2/NR        1,610,493
       1,105,000        McMinnville, OR Sch.
                        Dist. Ref. G.O.,
                        5.50% due 6/15/2016       Aaa/NR        1,235,600
       1,000,000        Washington & Clackamas
                        Cntys., OR Sch. Dist.
                        G.O. Ref.,
                        5.25% due 6/1/2016        Aaa/NR        1,092,060
                                                             ------------
                                                                5,793,587
-------------------------------------------------------------------------
PENNSYLVANIA -- 1.8%
       1,000,000        Delaware River Port
                        Auth. PA & NJ,
                        5.10% due 1/1/2020        Aaa/AAA       1,021,130
       1,000,000        Delaware River Port
                        Auth. PA & NJ Rev.,
                        6.00% due 1/1/2017        Aaa/AAA       1,115,390
                                                             ------------
                                                                2,136,520
-------------------------------------------------------------------------
PUERTO RICO -- 2.8%
       2,500,000        Puerto Rico Comwlth.
                        Hwy. & Trans. Auth.
                        Rev. Ser. B,
                        6.00% due 7/1/2026        Aaa/AAA       2,713,625
         500,000        Puerto Rico Pub.
                        Bldgs. Auth. Rev. Gov.
                        Facs. Ser. D,
                        5.125% due 7/1/2024       Baa1/A-         497,060
                                                             ------------
                                                                3,210,685
-------------------------------------------------------------------------
SOUTH CAROLINA -- 4.5%
         350,000        Charleston Cnty., SC
                        Sch. Dist. Ref. Ser.
                        B,
                        5.00% due 2/1/2016        Aa1/AA+         362,849
       1,250,000        Charleston, SC Wtrwks. &
                        Swr. Rev.,
                        5.25% due 1/1/2018        Aa3/AA-       1,303,138
       1,870,000        Richland Cnty., SC
                        Sch. Dist. Ser. A,
                        5.00% due 3/1/2014        Aa1/AA+       1,969,016
       1,500,000        South Carolina St.
                        G.O.,
                        5.65% due 7/1/2020        Aaa/AAA       1,579,290
                                                             ------------
                                                                5,214,293
-------------------------------------------------------------------------
TENNESSEE -- 4.7%
       1,000,000        Knox Cnty., TN Pub.
                        Impt. G.O.,
                        5.375% due 5/1/2020       Aa2/AA        1,110,100
       1,165,000        Knoxville, TN Elec.
                        Rev.,
                        5.00% due 7/1/2014        Aa3/AA        1,212,474
       2,000,000        Memphis, TN G.O.,
                        5.25% due 11/1/2022       Aa2/AA        2,034,960
       1,080,000        Tennessee St. Sch.
                        Brd. Auth. Higher Ed.
                        Facs. Ser. A,
                        5.125% due 5/1/2023       Aaa/AAA       1,081,987
                                                             ------------
                                                                5,439,521
-------------------------------------------------------------------------

-------------------------------------------------------------------------
                                                  Rating
Principal                                        Moody's/
Amount                                             S&P*             Value
-------------------------------------------------------------------------
VERMONT -- 1.3%
    $  1,500,000        Univ. of VT & St.
                        Agricultural Coll.
                        Rev. Bond,
                        5.25% due 10/1/2024       Aaa/AAA    $  1,506,960
-------------------------------------------------------------------------
VIRGINIA -- 1.2%
       1,370,000        Fairfax Cnty., VA Wtr.
                        Auth. Rev. Ref.,
                        5.375% due 4/1/2020       Aa1/AAA       1,430,636
-------------------------------------------------------------------------
WASHINGTON -- 2.5%
       1,500,000        Cowlitz Cnty., WA Sch.
                        Dist. G.O.,
                        5.50% due 12/1/2019       Aaa/NR        1,575,210
       1,250,000        Snohomish Cnty., WA
                        G.O.,
                        5.375% due 12/1/2019      Aaa/AAA       1,298,100
                                                             ------------
                                                                2,873,310
-------------------------------------------------------------------------
WYOMING -- 0.8%
         900,000        Lincoln Cnty., WY
                        Poll. Control Rev.
                        Exxon Proj. D (1),
                        1.90% due 11/1/2014      P-1/A-1+         900,000
-------------------------------------------------------------------------
                        TOTAL MUNICIPAL BONDS
                          (COST $115,097,428)                 118,655,645
-------------------------------------------------------------------------
TOTAL INVESTMENTS -- 102.0%
  (COST $115,097,428)                                         118,655,645
LIABILITIES IN EXCESS OF CASH, RECEIVABLES AND
  OTHER ASSETS -- (2.0)%                                       (2,294,298)
-------------------------------------------------------------------------
NET ASSETS -- 100%                                           $116,361,347
-------------------------------------------------------------------------

GLOSSARY:
    G.O. -- General Obligation.

(1) Variable rate demand notes.
--------------------------------------------------------------------------------
See notes to financial statements.                                  * Unaudited.

/ /   The Guardian Cash Management Fund


CORPORATE BONDS -- 5.4%
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
FINANCIAL-OTHER -- 4.9%
$ 1,000,000   Charles Schwab Corp.
                7.20%                      8/13/2002   $  1,006,094
 12,500,000   Countrywide Funding Corp.
                6.567%                      9/9/2002     12,600,188
  5,000,000   Goldman Sachs Group LP+
                6.25%                       2/1/2003      5,110,942
  8,000,000   Goldman Sachs Group LP+
                5.90%                      1/15/2003      8,150,847
  4,000,000   Lehman Brothers Hldgs.,
               Inc.
                6.25%                       4/1/2003      4,108,163
  2,000,000   Lehman Brothers Hldgs.,
               Inc.
                7.25%                      4/15/2003      2,071,242
                                                       ------------
                                                         33,047,476
-------------------------------------------------------------------
MERCHANDISING-MASS -- 0.1%
  1,000,000   Wal-Mart Stores, Inc.
                6.875%                      8/1/2002      1,004,160
-------------------------------------------------------------------
UTILITIES-ELECTRIC AND WATER -- 0.4%
  2,330,000   Virginia Electric & Power
               Co.
                6.625%                      4/1/2003      2,400,143
-------------------------------------------------------------------
              TOTAL CORPORATE BONDS
                (COST $36,451,779)                       36,451,779
-------------------------------------------------------------------

COMMERCIAL PAPER -- 71.3%
FINANCIAL -- 30.3%
FINANCE COMPANIES -- 4.1%
  6,000,000   Coca-Cola Financial Corp.
                1.76%                       8/6/2002      5,989,440
  5,000,000   Coca-Cola Financial Corp.
                1.74%                      8/19/2002      4,988,158
  5,000,000   Private Export Funding
               Corp.
                2.17%                      9/26/2002      4,973,779
  3,670,000   Private Export Funding
               Corp.
                1.90%                      7/31/2002      3,664,189
  5,000,000   Private Export Funding
               Corp.
                1.98%                       8/6/2002      4,990,250
  3,000,000   Private Export Funding
               Corp.
                1.90%                      12/9/2002      2,974,509
                                                       ------------
                                                         27,580,325
-------------------------------------------------------------------
FINANCIAL-BANKS -- 16.3%
 10,000,000   Abbey Nat'l. NA LLC
                1.75%                      8/12/2002      9,979,583
  3,300,000   ABN Amro Bank Canada
                1.76%                       8/8/2002      3,293,869
  5,000,000   Bayerische Vereinsbank AG
                1.80%                      8/12/2002      4,989,500
  5,000,000   Bayerische Vereinsbank AG
                1.78%                      8/16/2002      4,988,628
  2,677,000   Corp. Andina de Formento+
                1.88%                      8/26/2002      2,669,171
  5,000,000   Dresdner Bank AG
                1.77%                       7/8/2002      4,998,279
  5,000,000   Dresdner Bank AG
                1.81%                      8/19/2002      4,987,682
  3,000,000   Dresdner Bank AG
                1.80%                      10/7/2002      2,985,300
  6,000,000   Dresdner U.S. Fin.
                1.80%                      8/16/2002      5,986,200
 10,000,000   HVB Finance
                1.78%                      7/11/2002      9,995,056

-------------------------------------------------------------------
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
$ 7,312,000   National Coop. Bank
                1.82%                       8/2/2002   $  7,300,171
 10,000,000   Societe Generale NA
                1.77%                      7/16/2002      9,992,625
  9,000,000   Societe Generale NA
                1.77%                       8/6/2002      8,984,070
  4,200,000   UBS Finance LLC
                1.77%                      7/30/2002      4,194,012
  4,700,000   UBS Finance LLC
                1.76%                       8/6/2002      4,691,728
  5,000,000   UBS Finance LLC
                1.75%                      8/16/2002      4,988,819
  9,000,000   Westdeutsche Landesbank+
                1.84%                      7/17/2002      8,992,640
  5,000,000   Westdeutsche Landesbank+
                1.73%                      8/26/2002      4,986,545
                                                       ------------
                                                        109,003,878
-------------------------------------------------------------------
FINANCIAL-OTHER -- 7.1%
  5,000,000   Goldman Sachs Group LP
                1.77%                       8/6/2002      4,991,150
  5,000,000   Govco, Inc.
                1.84%                      7/12/2002      4,997,189
  5,000,000   Govco, Inc.
                1.78%                      7/24/2002      4,994,314
  5,000,000   Lehman Brothers Hldgs.,
               Inc.
                1.90%                      7/17/2002      4,995,778
  5,000,000   Morgan Stanley Dean
               Witter & Co.
                1.79%                      7/11/2002      4,997,514
  6,000,000   Morgan Stanley Dean
               Witter & Co.
                1.78%                      8/20/2002      5,985,166
 13,000,000   Salomon Smith Barney
               Hldgs., Inc.
                1.785%                     7/16/2002     12,990,331
  3,400,000   Salomon, Inc.
                1.77%                      8/12/2002      3,392,979
                                                       ------------
                                                         47,344,421
-------------------------------------------------------------------
INSURANCE -- 2.8%
  5,000,000   American General Fin.
               Corp.
                1.79%                      7/22/2002      4,994,779
 13,425,000   American General Fin.
               Corp.
                1.79%                      7/23/2002     13,410,315
                                                       ------------
                                                         18,405,094
-------------------------------------------------------------------
              TOTAL FINANCIAL                           202,333,718
-------------------------------------------------------------------
INDUSTRIAL -- 41.0%
AIRLINES -- 2.5%
$10,000,000   Executive Jet, Inc.
                1.78%                       8/2/2002   $  9,984,178
  6,900,000   Executive Jet, Inc.
                1.77%                       8/8/2002      6,887,108
                                                       ------------
                                                         16,871,286
-------------------------------------------------------------------
AUTOMOTIVE -- 2.1%
  4,000,000   Volkswagen of America,
               Inc.
                1.75%                      7/29/2002      3,994,555
 10,000,000   Volkswagen of America,
               Inc.
                1.74%                      9/27/2002      9,957,467
                                                       ------------
                                                         13,952,022
-------------------------------------------------------------------

+ Rule 144A restricted security.
--------------------------------------------------------------------------------
                                              See notes to financial statements.

THE GUARDIAN CASH MANAGEMENT FUND
Schedule of Investments (Continued)

-------------------------------------------------------------------
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
CHEMICALS -- 1.2%
$ 7,900,000   Lubrizol Corp.
                1.78%                      7/30/2002   $  7,888,672
-------------------------------------------------------------------
DRUGS AND HOSPITALS -- 3.1%
 12,500,000   Abbott Laboratories
                1.76%                      7/16/2002     12,490,834
  8,000,000   Abbott Laboratories
                1.74%                      7/31/2002      7,988,400
    298,000   Bayer Corp.
                1.78%                       8/5/2002        297,484
                                                       ------------
                                                         20,776,718
-------------------------------------------------------------------
EDUCATION -- 3.7%
  5,000,000   Northwestern University
                1.78%                      8/13/2002      4,989,369
  5,000,000   Northwestern University
                1.75%                      8/29/2002      4,985,660
  4,993,000   Univ. California Revs.
                1.76%                      7/24/2002     14,976,141
                                                       ------------
                                                         24,951,170
-------------------------------------------------------------------
ELECTRONICS AND INSTRUMENTS -- 1.7%
 11,242,000   Sharp Electronics
                1.77%                      7/18/2002     11,232,604
-------------------------------------------------------------------
FINANCE COMPANIES -- 0.4%
  2,750,000   Harley-Davidson Dealer
               Funding+
                1.77%                      8/15/2002      2,743,916
-------------------------------------------------------------------
FINANCIAL-OTHER -- 2.3%
 10,000,000   Chevron UK Invt. PLC+
                1.77%                      7/25/2002      9,988,200
  5,000,000   Chevron UK Invt. PLC+
                1.76%                      8/21/2002      4,987,533
                                                       ------------
                                                         14,975,733
-------------------------------------------------------------------
FOOD AND BEVERAGE -- 0.8%
  5,000,000   Coca-Cola Enterprises,
               Inc.
                1.75%                      7/23/2002      4,994,653
-------------------------------------------------------------------
FOOTWEAR -- 1.0%
  6,700,000   Nike, Inc.
                1.76%                      7/31/2002      6,690,173
-------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.5%
 10,000,000   Procter & Gamble Co.
                1.73%                      7/26/2002      9,987,986
-------------------------------------------------------------------
MEDIA -- 2.2%
 15,000,000   Gannett Co., Inc.
                1.77%                       8/8/2002     14,971,975
-------------------------------------------------------------------
MERCHANDISING-MASS -- 2.8%
  6,000,000   Wal-Mart Stores, Inc.
                1.73%                      8/13/2002      5,987,602
 13,000,000   Wal-Mart Stores, Inc.
                1.73%                       8/6/2002     12,977,510
                                                       ------------
                                                         18,965,112
-------------------------------------------------------------------
METALS-MISCELLANEOUS -- 3.3%
  5,666,000   Rio Tinto America, Inc.
                1.78%                      7/22/2002      5,660,117
  6,354,000   Rio Tinto America, Inc.
                1.78%                      9/12/2002      6,331,066
  5,000,000   Rio Tinto America, Inc.
                1.77%                      9/19/2002      4,980,333
  5,000,000   Rio Tinto America, Inc.
                1.77%                      8/12/2002      4,989,675
                                                       ------------
                                                         21,961,191
-------------------------------------------------------------------

-------------------------------------------------------------------
Principal                                   Maturity
Amount                                          Date          Value
-------------------------------------------------------------------
OIL AND GAS SERVICES -- 2.6%
$ 7,500,000   Motiva Enterprises
                1.76%                       7/9/2002   $  7,497,067
 10,000,000   Motiva Enterprises
                1.75%                      7/17/2002      9,992,222
                                                       ------------
                                                         17,489,289
-------------------------------------------------------------------
OIL-INTEGRATED-INTERNATIONAL -- 3.0%
  5,000,000   Chevron Texaco Corp.
                1.74%                      8/19/2002      4,988,158
  5,000,000   Exxon Funding BV
                1.76%                      7/11/2002      4,997,556
 10,000,000   Exxon Mobil
                1.76%                       8/1/2002      9,984,844
                                                       ------------
                                                         19,970,558
-------------------------------------------------------------------
PHARMACEUTICALS -- 1.6%
  5,000,000   Johnson & Johnson
                1.75%                      7/15/2002      4,996,597
  6,000,000   Johnson & Johnson
                1.75%                     10/17/2002      5,968,500
                                                       ------------
                                                         10,965,097
-------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.4%
  2,500,000   SBC Comm., Inc.
                1.88%                       7/9/2002      2,498,956
  5,000,000   SBC Comm., Inc.
                1.92%                       8/6/2002      4,990,400
  5,000,000   SBC Comm., Inc.
                1.77%                       8/9/2002      4,990,412
  6,550,000   SBC Comm., Inc.
                1.76%                      8/19/2002      6,534,309
  8,000,000   Telstra Corp. Ltd.
                1.79%                       8/7/2002      7,985,282
  2,500,000   Verizon Network Funding
                1.80%                      8/20/2002      2,493,750
                                                       ------------
                                                         29,493,109
-------------------------------------------------------------------
TRANSPORTATION-MISCELLANEOUS -- 0.8%
  5,300,000   Matson Navigation Co.,
               Inc.
                1.83%                      7/17/2002      5,295,689
-------------------------------------------------------------------
              TOTAL INDUSTRIAL                          274,176,953
-------------------------------------------------------------------
              TOTAL COMMERCIAL PAPER
                (COST $476,510,671)                     476,510,671
-------------------------------------------------------------------

+ Rule 144A restricted security.
--------------------------------------------------------------------------------
See notes to financial statements.

THE GUARDIAN CASH MANAGEMENT FUND
Schedule of Investments (Continued)

FLOATING RATE NOTES AND BONDS -- 18.1%
Principal                                      Reset
Amount                                          Date          Value
-------------------------------------------------------------------
MUNICIPAL BONDS -- 18.1%
$ 2,830,000   Alaska St. Housing Fin. Corp. (a)
                1.85%                       7/3/2002   $  2,830,000
  8,480,000   California Housing Fin.
               Agency (a)
                1.80%                       7/3/2002      8,480,000
  5,000,000   California Housing Fin.
               Agency (a)
                1.80%                       7/3/2002      5,000,000
 13,590,000   California Housing Fin.
               Agency (a)
                1.80%                       7/3/2002     13,590,000
  4,000,000   Colorado Housing and Fin.
               Auth. (a)
                1.85%                       7/3/2002      4,000,000
 22,530,000   New York City Trans. (a)
                1.85%                       7/3/2002     22,530,000
 18,000,000   Sacramento Cnty., CA (a)
                1.85%                       7/3/2002     18,000,000
  8,100,000   Sacramento Cnty., CA (a)
                1.85%                       7/3/2002      8,100,000
  5,000,000   Utah Housing Corp. Single
               Family (a)
                1.85%                       7/3/2002      5,000,000
  5,000,000   Utah Housing Corp. Single
               Family (a)
                1.85%                       7/3/2002      5,000,000
  1,700,000   Utah Housing Corp. Single
               Family (a)
                1.85%                       7/3/2002      1,700,000
  4,065,000   Utah St. Housing Fin.
               Agency (a)
                1.85%                       7/3/2002      4,065,000
  6,210,000   Utah St. Housing Fin.
               Agency (a)
                1.85%                       7/3/2002      6,210,000
 16,435,000   Virginia St. Housing Dev.
               Auth. (a)
                1.85%                       7/3/2002     16,435,000
-------------------------------------------------------------------
              TOTAL FLOATING RATE NOTES AND BONDS
                (COST $120,940,000)                     120,940,000
-------------------------------------------------------------------
REPURCHASE AGREEMENT -- 5.0%
Principal
Amount                                                        Value
-------------------------------------------------------------------
$33,253,000   State Street Bank and Trust Co.
              repurchase agreement,
              dated 6/28/2002, maturity
              value $33,258,293 at
              1.91% due 7/1/2002 (1)
                (COST $33,253,000)                     $ 33,253,000
-------------------------------------------------------------------
TOTAL INVESTMENTS -- 99.8%
  (COST $667,155,450)                                   667,155,450
CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 0.2%                                1,041,352
-------------------------------------------------------------------
NET ASSETS -- 100%                                     $668,196,802
-------------------------------------------------------------------

(a) Floating rate note. The rate shown is the rate in effect at June 30, 2002.

(1) The repurchase agreement is fully collateralized by U.S. Government and/or agency obligations based on market prices at the date of the portfolio.

--------------------------------------------------------------------------------
                                              See notes to financial statements.

                      (This page intentionally left blank)

/ /   The Park Avenue Portfolio

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------

                                                               THE GUARDIAN    THE GUARDIAN   THE GUARDIAN
                                                               PARK AVENUE     PARK AVENUE       ASSET
                                                                   FUND         SMALL CAP      ALLOCATION
                                                                                   FUND           FUND
                                                              --------------------------------------------
ASSETS
     Investments, at identified cost........................  $1,775,068,611   $171,237,287   $226,440,769
                                                              --------------------------------------------
                                                              --------------------------------------------
     Investments, at market -- Note 1.......................   1,654,797,040    180,569,807    188,756,377
     Cash...................................................             325            408            235
     Foreign Currency (cost $1,549,528 GBGIF and $703,312
       GBGEMF, respectively)................................              --             --             --
     Receivable for securities sold.........................       3,094,976      3,249,071      2,000,000
     Dividends receivable...................................       1,785,267        111,829        199,435
     Receivable for fund shares sold........................         583,783        250,191        228,000
     Interest receivable....................................           9,845          1,058            419
     Receivable for variation margin........................              --             --          3,131
     Dividend reclaim receivable............................              --             --             --
     Other assets...........................................          10,140            772            312
                                                              --------------------------------------------
          TOTAL ASSETS......................................   1,660,281,376    184,183,136    191,187,909
                                                              --------------------------------------------
LIABILITIES
     Payable for securities purchased.......................      10,419,965      2,862,592             --
     Payable for fund shares redeemed.......................       3,791,531        143,689        605,645
     Accrued expenses.......................................         573,097         48,775         73,602
     Payable for variation margin -- Note 1.................              --             --         38,000
     Accrued foreign capital gains tax......................              --             --             --
     Payable for forward mortgage securities
       purchased -- Note 7..................................              --             --             --
     Distributions payable..................................              --             --             --
     Due to affiliates......................................       1,147,842        170,113         55,079
                                                              --------------------------------------------
          TOTAL LIABILITIES.................................      15,932,435      3,225,169        772,326
                                                              --------------------------------------------
          NET ASSETS........................................  $1,644,348,941   $180,957,967   $190,415,583
                                                              --------------------------------------------
                                                              --------------------------------------------

See notes to financial statements.

THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN   THE GUARDIAN   THE GUARDIAN
  S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD     TAX-EXEMPT        CASH
   INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND           FUND        MANAGEMENT
    FUND            FUND          MARKETS FUND      BOND FUND         FUND                          FUND
------------------------------------------------------------------------------------------------------------
$353,425,849     $99,534,958       $49,832,198     $238,091,668   $57,806,312    $115,097,428   $667,155,450
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 261,952,799      91,419,800        49,920,781      239,582,808    56,577,657     118,655,645    667,155,450
      97,725       1,231,672               371           58,641        79,104         411,225         44,852
          --       1,549,422           768,932               --            --              --             --
     572,241         608,817           164,569        9,998,376       283,482       4,618,260             --
     310,386          74,978           152,759               --            --              --             --
      38,628       2,399,787            27,763        1,751,735        82,138             307      1,297,117
         456              --               138        1,628,436     1,335,577       1,416,490      1,268,860
          --              --                --               --            --              --             --
          --         110,435             2,362               --            --              --             --
         600             460               162              403           113             229          2,038
------------------------------------------------------------------------------------------------------------
 262,972,835      97,395,371        51,037,837      253,020,399    58,358,071     125,102,156    669,768,317
------------------------------------------------------------------------------------------------------------
          --       1,287,630            93,646       10,530,518       857,872       8,510,729             --
       3,075       2,164,784            75,276        3,571,936        32,662         100,728      1,090,239
          --          73,072            59,836            2,731         7,342          46,028         56,736
       7,125              --                --               --            --              --             --
          --              --            30,496               --            --              --             --
          --              --                --       57,096,731            --              --             --
          --              --                --          252,765            --           5,831          3,045
     123,722          29,104            22,568          127,617        52,990          77,493        421,495
------------------------------------------------------------------------------------------------------------
     133,922       3,554,590           281,822       71,582,298       950,866       8,740,809      1,571,515
------------------------------------------------------------------------------------------------------------
$262,838,913     $93,840,781       $50,756,015     $181,438,101   $57,407,205    $116,361,347   $668,196,802
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

/ /   The Park Avenue Portfolio

June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------

                                                               THE GUARDIAN    THE GUARDIAN   THE GUARDIAN
                                                               PARK AVENUE     PARK AVENUE       ASSET
                                                                   FUND         SMALL CAP      ALLOCATION
                                                                                   FUND           FUND
                                                              --------------------------------------------
COMPONENTS OF NET ASSETS
     Shares of beneficial interest, at par..................  $      595,070   $    118,126   $    202,509
     Additional paid-in capital.............................   2,282,888,089    171,055,054    274,275,101
     Undistributed/(overdistributed) net investment
       income...............................................         877,839       (642,786)       593,530
     Accumulated net realized gain/(loss) on investments and
       foreign currency related transactions................    (519,740,486)     1,095,053    (45,535,956)
     Net unrealized appreciation/(depreciation) of
       investments and foreign currency related
       transactions.........................................    (120,271,571)     9,332,520    (39,119,601)
                                                              --------------------------------------------
          NET ASSETS........................................  $1,644,348,941   $180,957,967   $190,415,583
                                                              --------------------------------------------
                                                              --------------------------------------------
NET ASSETS
     Class A................................................  $1,415,126,565   $145,140,041   $139,865,979
     Class B................................................  $  215,681,249   $ 21,267,084   $ 36,472,946
     Class C................................................  $    7,243,783   $  6,743,793   $  7,367,046
     Class K................................................  $    6,297,344   $  7,807,049   $  6,709,612
SHARES OF BENEFICIAL INTEREST OUTSTANDING -- $0.01 PAR VALUE
     Class A................................................      50,946,424      9,401,398     14,870,911
     Class B................................................       8,060,597      1,442,174      3,881,037
     Class C................................................         273,068        458,641        784,599
     Class K................................................         226,955        510,426        714,330
NET ASSET VALUE PER SHARE
     Class A................................................          $27.78         $15.44          $9.41
     Class B................................................          $26.76         $14.75          $9.40
     Class C................................................          $26.53         $14.70          $9.39
     Class K................................................          $27.75         $15.30          $9.39
MAXIMUM OFFERING PRICE PER SHARE
     Class A Only (Net Asset Value x 104.71%)*..............          $29.09         $16.17          $9.85

 * Based on sale of less than $100,000. On sale of $100,000 or more, the offering price is reduced.

** No load is charged on Class A shares.

See notes to financial statements.

THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN   THE GUARDIAN   THE GUARDIAN
  S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD     TAX-EXEMPT        CASH
   INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND           FUND        MANAGEMENT
    FUND            FUND          MARKETS FUND      BOND FUND         FUND                          FUND
------------------------------------------------------------------------------------------------------------
$    385,696    $     88,764       $    57,289     $    182,181   $    83,947    $    112,272   $  6,681,968
 360,113,551     124,229,010        54,242,622      179,863,582    77,466,646     111,173,417    661,514,834
     227,173         177,496           (90,691)              --            --              --             --
  (6,207,680)    (22,556,714)       (3,602,032)         (98,802)  (18,914,733)      1,517,441             --
 (91,679,827)     (8,097,775)          148,827        1,491,140    (1,228,655)      3,558,217             --
------------------------------------------------------------------------------------------------------------
$262,838,913    $ 93,840,781       $50,756,015     $181,438,101   $57,407,205    $116,361,347   $668,196,802
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
$240,687,224    $ 74,639,007       $28,348,209     $147,789,010   $34,028,701    $107,184,639   $635,906,764
$  8,795,607    $  7,418,457       $ 6,812,080     $ 15,325,595   $ 7,995,603              --   $ 14,778,451
$  6,971,761    $  5,286,248       $ 7,034,775     $  9,607,193   $ 7,578,923    $  9,176,708   $  9,183,568
$  6,384,321    $  6,497,069       $ 8,560,951     $  8,716,303   $ 7,803,978              --   $  8,328,019
  35,313,500       6,982,027         3,139,994       14,839,345     4,975,402      10,341,783    635,906,764
   1,293,476         746,372           802,596        1,539,404     1,169,693              --     14,778,451
   1,025,592         530,738           827,362          964,984     1,108,928         885,452      9,183,568
     937,022         617,290           958,952          874,344     1,140,689              --      8,328,019
       $6.82          $10.69             $9.03            $9.96         $6.84          $10.36          $1.00
       $6.80          $ 9.94             $8.49            $9.96         $6.84              --          $1.00
       $6.80          $ 9.96             $8.50            $9.96         $6.83          $10.36          $1.00
       $6.81          $10.53             $8.93            $9.97         $6.84              --          $1.00
       $7.14          $11.19             $9.46           $10.43         $7.16          $10.85          N/A**

/ /   The Park Avenue Portfolio

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2002 (Unaudited)
-------------------------------------------------------------------------------

                                                              THE GUARDIAN    THE GUARDIAN   THE GUARDIAN
                                                               PARK AVENUE    PARK AVENUE       ASSET
                                                                  FUND         SMALL CAP      ALLOCATION
                                                                                  FUND           FUND
                                                              -------------------------------------------
INVESTMENT INCOME
     Dividends..............................................  $  11,534,875   $    519,584   $  1,780,219
     Interest...............................................        543,554        118,765         93,061
     Less: Foreign tax withheld.............................        (78,100)        (1,466)        (1,215)
                                                              -------------------------------------------
           Total Income.....................................     12,000,329        636,883      1,872,065
                                                              -------------------------------------------
  EXPENSES:
     Investment advisory fees -- Note 2.....................      4,753,348        677,761        537,395
     Administrative fees -- Class A -- Note 2...............      1,680,773        180,300        197,658
     Administrative fees -- Class B -- Note 2...............        315,952         26,939         52,082
     Administrative fees -- Class C -- Note 2...............          9,709          8,612          9,830
     Administrative fees -- Class K -- Note 2...............          8,662         10,070          9,128
     12b-1 fees -- Class B -- Note 3........................        947,855         80,817        156,245
     12b-1 fees -- Class C -- Note 3........................         29,131         25,834         29,491
     12b-1 fees -- Class K -- Note 3........................         13,859         16,112         14,604
     Transfer agent fees -- Class A.........................      1,022,684         81,821         99,458
     Transfer agent fees -- Class B.........................        350,894         29,308         37,184
     Transfer agent fees -- Class C.........................         18,254         16,043         16,241
     Transfer agent fees -- Class K.........................          1,240          1,240          1,240
     Custodian fees.........................................        166,415         60,747         62,060
     Printing expense.......................................        128,932          9,421         13,636
     Registration fees......................................         42,151         33,472         35,704
     Trustees' fees -- Note 2...............................         35,608          3,720          5,455
     Legal fees.............................................         20,828            744            992
     Insurance expense......................................         13,591            999            491
     Loan commitment fees -- Note 9.........................         12,545            803            554
     Audit fees.............................................         11,911         10,193         10,193
     Other..................................................            271            226            225
     Deferred organization expense..........................             --          4,487             --
     Interest expense on reverse repurchase agreements......             --             --             --
                                                              -------------------------------------------
           Total Expenses before Reimbursement and Custody
             credits........................................      9,584,613      1,279,669      1,289,866
     Less: Expenses assumed by investment adviser -- Note
       2....................................................             --             --       (629,134)
           Custody credits -- Note 1........................             --             --             --
                                                              -------------------------------------------
           Expenses Net of Reimbursement and Custody
             credits........................................      9,584,613      1,279,669        660,732
                                                              -------------------------------------------
  NET INVESTMENT INCOME/(LOSS)..............................      2,415,716       (642,786)     1,211,333
                                                              -------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES -- NOTE 4
     Net realized gain/(loss) on investments -- Note 1......   (130,837,891)     7,693,094     (1,846,994)
     Net realized loss on sale of underlying funds..........             --             --        (68,367)
     Foreign capital gains tax..............................             --             --             --
     Net realized gain on foreign currency related
       transactions -- Note 1...............................             --             --             --
     Net change in unrealized appreciation/(depreciation) on
       investments -- Note 4................................   (124,212,954)   (11,227,263)   (25,328,758)
     Net change in unrealized depreciation from translation
       of other assets and liabilities denominated in
       foreign currencies -- Note 1.........................             --             --             --
                                                              -------------------------------------------
  NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
     AND FOREIGN CURRENCIES.................................   (255,050,845)    (3,534,169)   (27,244,119)
                                                              -------------------------------------------
       NET INCREASE/(DECREASE) IN NET ASSETS
          FROM OPERATIONS...................................  $(252,635,129)  $ (4,176,955)  $(26,032,786)
                                                              -------------------------------------------
                                                              -------------------------------------------

See notes to financial statements.

THE GUARDIAN    THE GUARDIAN      THE GUARDIAN     THE GUARDIAN   THE GUARDIAN   THE GUARDIAN   THE GUARDIAN
  S&P 500      BAILLIE GIFFORD   BAILLIE GIFFORD    INVESTMENT     HIGH YIELD     TAX-EXEMPT        CASH
   INDEX        INTERNATIONAL       EMERGING         QUALITY          BOND           FUND        MANAGEMENT
    FUND            FUND          MARKETS FUND      BOND FUND         FUND                          FUND
------------------------------------------------------------------------------------------------------------
$  2,064,191     $ 1,302,238       $   586,869              --             --             --             --
      43,336          12,645             9,093      $4,949,235    $ 2,573,330     $2,695,130     $5,980,999
     (11,035)       (148,124)          (51,394)             --             --             --             --
------------------------------------------------------------------------------------------------------------
   2,096,492       1,166,759           544,568       4,949,235      2,573,330      2,695,130      5,980,999
------------------------------------------------------------------------------------------------------------
     361,439         395,102           244,741         435,469        173,542        283,845      1,618,006
     330,873          98,991            32,327         178,851         42,690        130,811        769,857
      12,073           9,637             8,624          16,781         10,148             --         18,115
       9,701           6,666             9,074          11,513          9,591         11,111         10,774
       8,792           8,176            11,160          10,589          9,882             --         10,257
      36,220          28,911            25,872          50,343         30,443             --         54,344
      29,102          19,999            27,222          34,540         28,772         33,334         32,323
      14,068          13,080            17,856          16,943         15,810             --         16,412
      24,296          66,859            21,937          38,494         17,844         17,957        217,069
      18,226          23,474            17,604          18,601         16,992             --         13,719
      16,439          15,733            15,590          16,094         15,704         15,708          3,353
         496             744               744             496            496             --          2,788
      79,153         130,750           104,635          59,929         47,697         40,579         76,482
      12,467           7,289             3,520          10,040          4,848          7,152         23,962
      48,888          34,920            32,833          33,234         30,820         15,722         30,309
       5,703           2,976               992           3,789          1,321          2,374         12,111
       2,616             992               396           1,515            519            496          5,979
       1,656             672               216           1,004            332            644          3,311
       1,497             561               152             975            314            613          3,370
      10,017          14,879            15,180          10,017         12,149         10,017          9,521
         226             226               226             226            226            225            262
          --              --             1,552              --             --             --             --
          --              --                --           2,946             --             --             --
------------------------------------------------------------------------------------------------------------
   1,023,948         880,637           592,453         952,389        470,140        570,588      2,932,324
    (178,308)             --                --        (107,318)      (149,262)       (44,459)       (78,633)
          --              --                --              --             --        (10,259)            --
------------------------------------------------------------------------------------------------------------
     845,640         880,637           592,453         845,071        320,878        515,870      2,853,691
------------------------------------------------------------------------------------------------------------
   1,250,852         286,122           (47,885)      4,104,164      2,252,452      2,179,260      3,127,308
------------------------------------------------------------------------------------------------------------
  (5,427,682)     (8,277,633)        5,009,775         257,378     (2,554,203)     1,062,054             --
          --              --                --              --             --             --             --
          --              --           (62,349)             --             --             --             --
          --         120,897             7,760              --             --             --             --
 (36,529,094)      5,325,756        (2,858,464)      1,313,787       (304,373)     2,074,162             --
          --          38,819            67,175              --             --             --             --
------------------------------------------------------------------------------------------------------------
 (41,956,776)     (2,792,161)        2,163,897       1,571,165     (2,858,576)     3,136,216             --
------------------------------------------------------------------------------------------------------------
$(40,705,924)    $(2,506,039)      $ 2,116,012      $5,675,329    $  (606,124)    $5,315,476     $3,127,308
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

/ /   The Park Avenue Portfolio

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                    THE GUARDIAN
                                                    THE GUARDIAN                     PARK AVENUE
                                                  PARK AVENUE FUND                 SMALL CAP FUND
                                          --------------------------------   ---------------------------
                                            SIX MONTHS                        SIX MONTHS
                                              ENDED          YEAR ENDED         ENDED        YEAR ENDED
                                             JUNE 30,       DECEMBER 31,       JUNE 30,     DECEMBER 31,
                                               2002             2001             2002           2001
                                           (UNAUDITED)        (AUDITED)      (UNAUDITED)     (AUDITED)
                                          --------------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
   Net investment income/(loss).........  $    2,415,716   $     4,552,848   $   (642,786)  $  (908,986)
   Net realized gain/(loss) on
     investments and foreign currency
     related transactions...............    (130,837,891)     (388,310,475)     7,693,094    (2,167,853)
   Net change in unrealized
     appreciation/ (depreciation) of
     investments and foreign currency
     related transactions...............    (124,212,954)     (312,815,223)   (11,227,263)  (10,619,923)
                                          --------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS............    (252,635,129)     (696,572,850)    (4,176,955)  (13,696,762)
                                          --------------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income
     Class A............................      (4,310,369)       (1,670,149)            --            --
     Class B............................              --                --             --            --
     Class C............................              --                --             --            --
     Class K............................              --                --             --            --
   Net realized gain on investments and
     foreign currency related
     transactions Class A...............              --       (13,211,280)            --            --
     Class B............................              --        (2,153,237)            --            --
     Class C............................              --           (49,060)            --            --
     Class K............................              --           (48,270)            --            --
                                          --------------------------------------------------------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS
       TO SHAREHOLDERS..................      (4,310,369)      (17,131,996)            --            --
                                          --------------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets
     from capital share
     transactions -- Note 8.............    (168,107,594)     (245,379,763)     9,773,958     7,026,051
                                          --------------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET
   ASSETS...............................    (425,053,092)     (959,084,609)     5,597,003    (6,670,711)
NET ASSETS:
Beginning of period.....................   2,069,402,033     3,028,486,642    175,360,964   182,031,675
                                          --------------------------------------------------------------
End of period*..........................  $1,644,348,941   $ 2,069,402,033   $180,957,967   $175,360,964
                                          --------------------------------------------------------------
                                          --------------------------------------------------------------

* Includes
 undistributed/(overdistributed) net
 investment income of...................  $      877,839   $     2,772,492   $   (642,786)  $        --

                                                                                THE GUARDIAN
                                                 THE GUARDIAN                      S&P 500
                                             ASSET ALLOCATION FUND               INDEX FUND
                                          ---------------------------   -----------------------------
                                           SIX MONTHS                    SIX MONTHS
                                             ENDED        YEAR ENDED       ENDED         YEAR ENDED
                                            JUNE 30,     DECEMBER 31,     JUNE 30,      DECEMBER 31,
                                              2002           2001           2002            2001
                                          (UNAUDITED)     (AUDITED)     (UNAUDITED)      (AUDITED)
                                          -----------------------------------------------------------
INCREASE/(DECREASE) IN NET ASSETS
 FROM OPERATIONS:
   Net investment income/(loss).........  $  1,211,333   $ 5,718,410    $  1,250,852    $  2,084,152
   Net realized gain/(loss) on
     investments and foreign currency
     related transactions...............    (1,915,361)  (44,074,298)     (5,427,682)       (758,613)
   Net change in unrealized
     appreciation/ (depreciation) of
     investments and foreign currency
     related transactions...............   (25,328,758)    7,653,004     (36,529,094)    (36,478,577)
                                          -----------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS............   (26,032,786)  (30,702,884)    (40,705,924)    (35,153,038)
                                          -----------------------------------------------------------
 DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income
     Class A............................    (2,611,441)   (2,947,712)     (1,018,351)     (2,075,105)
     Class B............................      (296,792)     (417,338)         (5,960)         (5,702)
     Class C............................       (39,380)      (23,321)         (4,787)         (5,091)
     Class K............................       (92,412)           --         (14,959)        (21,719)
   Net realized gain on investments and
     foreign currency related
     transactions Class A...............            --   (11,069,074)             --              --
     Class B............................            --    (2,627,089)             --              --
     Class C............................            --      (485,346)             --              --
     Class K............................            --      (447,297)             --              --
                                          -----------------------------------------------------------
     TOTAL DIVIDENDS AND DISTRIBUTIONS
       TO SHAREHOLDERS..................    (3,040,025)  (18,017,177)     (1,044,057)     (2,107,617)
                                          -----------------------------------------------------------
 FROM CAPITAL SHARE TRANSACTIONS:
   Net increase/(decrease) in net assets
     from capital share
     transactions -- Note 8.............   (10,409,489)   (8,177,791)      3,258,575     156,130,007
                                          -----------------------------------------------------------
 NET INCREASE/(DECREASE) IN NET
   ASSETS...............................   (39,482,300)  (56,897,852)    (38,491,406)    118,869,352
NET ASSETS:
Beginning of period.....................   229,897,883   286,795,735     301,330,319     182,460,967
                                          -----------------------------------------------------------
End of period*..........................  $190,415,583   $229,897,883   $262,838,913    $301,330,319
                                          -----------------------------------------------------------
                                          -----------------------------------------------------------
* Includes
 undistributed/(overdistributed) net
 investment income of...................  $    593,530   $ 2,422,222    $    227,173    $     20,378

See notes to financial statements.

                                         THE GUARDIAN
           THE GUARDIAN                BAILLIE GIFFORD                THE GUARDIAN
          BAILLIE GIFFORD                  EMERGING                INVESTMENT QUALITY
        INTERNATIONAL FUND               MARKETS FUND                   BOND FUND
    ---------------------------   --------------------------   ---------------------------
     SIX MONTHS                   SIX MONTHS                    SIX MONTHS
       ENDED        YEAR ENDED       ENDED       YEAR ENDED       ENDED        YEAR ENDED
      JUNE 30,     DECEMBER 31,    JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
        2002           2001          2002           2001           2002           2001
    (UNAUDITED)     (AUDITED)     (UNAUDITED)    (AUDITED)     (UNAUDITED)     (AUDITED)
------------------------------------------------------------------------------------------
    $    286,122   $  (135,856)   $   (47,885)  $  (238,190)   $  4,104,164   $ 8,549,822

      (8,156,736)  (13,035,097)     4,955,186    (5,055,341)        257,378     6,988,196
       5,364,575   (15,415,050)    (2,791,289)    5,778,239       1,313,787    (2,077,753)
------------------------------------------------------------------------------------------

      (2,506,039)  (28,586,003)     2,116,012       484,708       5,675,329    13,460,265
------------------------------------------------------------------------------------------
              --            --             --            --      (3,452,286)   (7,456,788)
              --            --             --            --        (275,035)     (474,812)
              --            --             --            --        (188,540)     (384,029)
              --            --             --            --        (188,303)     (234,193)
              --            --             --            --              --      (758,645)
              --            --             --            --              --       (68,824)
              --            --             --            --              --       (47,992)
              --            --             --            --              --       (44,467)
------------------------------------------------------------------------------------------
              --            --             --            --      (4,104,164)   (9,469,750)
------------------------------------------------------------------------------------------

      (5,020,002)   15,515,905      8,333,452     8,811,353       4,404,228    29,817,747
------------------------------------------------------------------------------------------
      (7,526,041)  (13,070,098)    10,449,464     9,296,061       5,975,393    33,808,262
     101,366,822   114,436,920     40,306,551    31,010,490     175,462,708   141,654,446
------------------------------------------------------------------------------------------
    $ 93,840,781   $101,366,822   $50,756,015   $40,306,551    $181,438,101   $175,462,708
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

    $    177,496   $  (108,626)   $   (90,691)  $   (42,806)   $         --   $        --


            THE GUARDIAN                                               THE GUARDIAN
             HIGH YIELD                  THE GUARDIAN                 CASH MANAGEMENT
             BOND FUND                  TAX-EXEMPT FUND                    FUND
     --------------------------   ---------------------------   ---------------------------
     SIX MONTHS                    SIX MONTHS                    SIX MONTHS
        ENDED       YEAR ENDED       ENDED        YEAR ENDED       ENDED        YEAR ENDED
      JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,     JUNE 30,     DECEMBER 31,
        2002           2001           2002           2001           2002           2001
     (UNAUDITED)    (AUDITED)     (UNAUDITED)     (AUDITED)     (UNAUDITED)     (AUDITED)
-------------------------------------------------------------------------------------------
     $ 2,252,452   $ 5,045,017    $  2,179,260   $ 4,339,426    $  3,127,308   $ 17,140,530
      (2,554,203)   (9,122,172)      1,062,054     3,524,664              --             --
        (304,373)    5,354,568       2,074,162    (2,908,494)             --             --
-------------------------------------------------------------------------------------------
        (606,124)    1,277,413       5,315,476     4,955,596       3,127,308     17,140,530
-------------------------------------------------------------------------------------------
      (1,374,054)   (3,300,689)     (2,038,870)   (4,055,607)     (3,074,126)   (16,499,290)
        (296,206)     (684,449)             --            --         (18,002)      (333,975)
        (279,939)     (648,727)       (140,390)     (283,819)        (10,672)      (205,968)
        (302,253)     (411,152)             --            --         (24,508)      (101,297)
              --            --              --      (737,702)             --             --
              --            --              --            --              --             --
              --            --              --       (63,034)             --             --
              --            --              --            --              --             --
-------------------------------------------------------------------------------------------
      (2,252,452)   (5,045,017)     (2,179,260)   (5,140,162)     (3,127,308)   (17,140,530)
-------------------------------------------------------------------------------------------
       2,737,881     7,591,869      (3,234,023)   11,067,965      29,851,069    156,109,408
-------------------------------------------------------------------------------------------
        (120,695)    3,824,265         (97,807)   10,883,399      29,851,069    156,109,408
      57,527,900    53,703,635     116,459,154   105,575,755     638,345,733    482,236,325
-------------------------------------------------------------------------------------------
     $57,407,205   $57,527,900    $116,361,347   $116,459,154   $668,196,802   $638,345,733
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
     $        --   $        --    $         --   $        --    $         --   $         --

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

The Park Avenue Portfolio

/ /   The Guardian Park Avenue Fund

/ /   The Guardian Park Avenue Small Cap Fund

/ /   The Guardian Asset Allocation Fund

/ /   The Guardian S&P 500 Index Fund

/ /   The Guardian Baillie Gifford International Fund

/ /   The Guardian Baillie Gifford Emerging Markets Fund

/ /   The Guardian Investment Quality Bond Fund

/ /   The Guardian High Yield Bond Fund

/ /   The Guardian Tax-Exempt Fund

/ /   The Guardian Cash Management Fund

NOTE 1.  ORGANIZATION AND ACCOUNTING POLICIES

     The Park Avenue Portfolio (the Portfolio) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), which is organized as a business trust under the laws of the Commonwealth of Massachusetts. The Portfolio consists of ten series, namely: The Guardian Park Avenue Fund (GPAF); The Guardian Park Avenue Small Cap Fund (GPASCF); The Guardian Asset Allocation Fund (GAAF); The Guardian S&P 500 Index Fund (GSP500F); The Guardian Baillie Gifford International Fund (GBGIF); The Guardian Baillie Gifford Emerging Markets Fund (GBGEMF); The Guardian Investment Quality Bond Fund (GIQBF); The Guardian High Yield Bond Fund (GHYBF); The Guardian Tax-Exempt Fund (GTEF); and The Guardian Cash Management Fund (GCMF). The series are collectively referred to herein as the "Funds".

     On July 25, 2000, GSP500F sold 18,096,934 Class A shares and 800,000 each of Class B shares and Class C shares of beneficial interest to The Guardian Life Insurance Company of America (Guardian Life) for $180,969,341 and $8,000,000, respectively to facilitate the commencement of operations.

     On August 7, 2000, the Funds began to offer Class C shares. To facilitate the commencement of operations of Class C shares, Guardian Life redeemed Class A shares of beneficial interest in GPASCF, GAAF, GBGIF, GBGEMF, GIQBF, GHYBF and GTEF for investment in Class C shares of beneficial interest in the Funds, excluding GSP500F.

     On May 15, 2001, the Funds, except for GTEF, began to offer Class K shares. To facilitate the commencement of operations of Class K shares, Guardian Life redeemed Class A shares of beneficial interest in GPAF, GPASCF, GAAF, GSP500F, GIQBF and GHYBF for investment in Class K shares of beneficial interest in the Funds, excluding GTEF.

     The Funds offer up to five classes of shares: Class A, Class B, Class C, Class K and the Institutional Class. Each of the Funds offers Class A shares. In addition, all shares existing prior to May 1, 1996, were classified as Class A shares. Class A shares are sold with an initial sales load of up to 4.50% and an administrative fee of up to .25% on an annual basis of the Funds' average daily net assets. Class B shares are offered by all of the Funds, except for GTEF. Class B shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of .25% on an annual basis of the Funds' Class B average daily net assets, and a contingent deferred sales load (CDSL) of up to 3% imposed on certain redemptions. Each of the Funds offers Class C shares. Class C shares are sold without an initial sales load but are subject to a 12b-1 fee of .75% and an administrative fee of .25% on an annual basis of the Funds' Class C average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. Class K shares are offered by all of the Funds, except for GTEF. Class K shares are sold without an initial sales load but are subject to a 12b-1 fee of .40% and an administrative fee of .25% on an annual basis of the Funds' Class K average daily net assets, and a CDSL of up to 1% imposed on certain redemptions. As of June 30, 2002, Institutional Class shares are offered by GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF. None of the Funds had issued Institutional Class shares. Institutional Class shares are offered at net asset value, without an initial or contingent deferred sales load. All classes of shares of each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses, and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

     The preparation of financial statements in conformity with generally accepted accounting principles requires man-agement to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

     Equity and debt securities listed on domestic or foreign securities exchanges are valued at the last sales price of such exchanges, or if no sale occurred, at the mean of the bid and asked prices. Securities traded in the over-the-counter market are valued using the last sale price, when available. Otherwise, over-the-counter securities are valued at the mean between the bid and asked prices or yield equivalents as obtained from one or more dealers that make a market in the securities. In GAAF, investments in the underlying Funds are valued at the closing net asset value of each underlying Fund on the day of valuation.

     Pursuant to valuation procedures approved by the Board of Trustees, certain debt securities may be valued each business day by an independent pricing service (Service). Debt securities for which quoted bid prices are readily available and representative of the bid side of the market, in the judgement of the Service, are valued at the bid price, except for GTEF. In GTEF, debt securities are valued at the mean between the bid and asked prices obtained by the Service. Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

     Other securities, including securities for which market quotations are not readily available (such as certain mortgage-backed securities and restricted securities) are valued at fair value as determined in good faith by or under the direction of the Funds' Board of Trustees.

     Repurchase agreements are carried at cost which approximates market value (see Note 5). Short-term securities held by the Funds are valued on an amortized cost basis which approximates market value but does not take into account unrealized gains and losses. GCMF values its investments based on amortized cost in accordance with Rule 2a-7 under the 1940 Act.

     Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments, including the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

     Investment transactions are recorded on the date of purchase or sale. Security gains or losses are determined on an identified cost basis. Interest income, including amortization/accretion of premium/discount, is accrued daily. Dividend income is recorded on the ex-dividend date.

     All income, expenses (other than class-specific expenses) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include any items that are specifically attributed to a particular class, are charged directly to such class. For the six months ended June 30, 2002, distribution, administrative and transfer agent fees were the only class-specific expenses.

Foreign Currency Translation

     GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GIQBF and GHYBF are permitted to buy international securities that are not U.S. dollar denominated. Their books and records are maintained in U.S. dollars as follows:

     (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

     (2) Security purchases and sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The resulting gains and losses are included in the Statement of Operations as follows:

     Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which a Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain or loss on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gains and losses on foreign currencies. Net currency gains and losses from valuing other assets and liabilities denominated in foreign currency as of June 30, 2002 are reflected in net change in unrealized appreciation or depreciation from translation of assets and liabilities in foreign currencies based on the applicable exchange rate in effect at the end of period.

Forward Foreign Currency Contracts

     GPAF, GPASCF, GAAF, GBGIF, GBGEMF, GIQBF and GHYBF may enter into foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of its investments that are denominated in a particular currency. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward exchange rate. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from an unanticipated movement in the value of a foreign currency relative to the U.S. dollar. Fluctuations in the value of forward foreign currency con-tracts are recorded for book purposes as unrealized gains or losses from translation of other assets and liabilities denominated in foreign currencies by the Fund. When forward contracts are closed, the Fund will record realized gains or losses equal to the difference between the values of such forward contracts at the time each was opened and the values at the time each was closed. Such amounts are recorded in net realized gains or losses on foreign currency related transactions. The Funds will not enter into a forward foreign currency contract if such contract would obligate the applicable Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency.

Futures Contracts

     GAAF, GSP500F, GBGIF, GBGEMF, GIQBF, GHYBF and GTEF may enter into financial futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering into such contracts, the Funds are required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as variation margins by the Funds. The daily changes in the variation margin are recognized as unrealized gains or losses by the Funds. The Funds' investments in financial futures contracts are designed to hedge against anticipated future changes in interest or exchange rates or securities prices (or for non-hedging purposes). Should interest or exchange rates or securities prices or prices of futures contracts move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

Dividends and Distributions to Shareholders

     Dividends from net investment income are declared and accrued daily and are paid monthly for GIQBF, GHYBF and GTEF, and declared and paid semi-annually for GPAF, GPASCF, GAAF, GSP500F, GBGIF and GBGEMF. Net realized short-term and long-term capital gains for these Funds will be distributed at least annually. Dividends from GCMF's net investment income, which includes any net realized capital gains or losses, are declared and accrued daily and paid monthly on the last business day of each month.

     All dividends and distributions to shareholders are recorded on the ex-dividend date. Such distributions are determined in accordance with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income.

Taxes

     Each Fund has qualified and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on taxable income (including any realized capital gains) which is distributed in accordance with the provisions of the Code. Therefore, no federal income tax provision is required.

     Withholding taxes on foreign interest, dividends and capital gains in GBGIF and GBGEMF have been provided for in accordance with the applicable country's tax rules and rates.

Expense Reductions

     GTEF has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, GTEF's custodian fees were reduced by $10,259 under this arrangement.

Reclassification of Capital Accounts

     The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gains, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

NOTE 2.  INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO OR FROM RELATED PARTIES

     Guardian Investor Services LLC (GIS, formerly known as "Guardian Investor Services Corporation") provides investment advisory services to each of the Funds (except GBGIF and GBGEMF) under an investment advisory agreement. Fees for investment advisory services are at an annual rate of .50% of the average daily net assets of each Fund, except for GPASCF, GSP500F and GHYBF, which pay GIS an annual rate of .75%, .25% and .60%, respectively, of their average daily net assets.

     For the six months ended June 30, 2002, GIS voluntarily assumed a portion of the ordinary operating expenses (excluding interest expense associated with reverse repurchase agreements and securities lending) that exceeded a percentage of the average daily net assets of certain Funds, by class, as follows:

 FUND    CLASS A   CLASS B   CLASS C   CLASS K
 ----    -------   -------   -------   -------
GSP500F   .53%      1.28%     1.28%     0.93%
GIQBF     .85%      1.60%     1.60%     1.25%
GHYBF     .85%      1.60%     1.60%     1.25%
GTEF      .85%        N/A     1.60%       N/A
GCMF      .85%      1.60%     1.60%     1.25%

     For the six months ended June 30, 2002, GIS voluntarily assumed a portion of certain Funds' expenses based on their respective average daily net assets as follows:

----------------------------------------------------------
                         GSP500F*
----------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   --------
Ordinary Operating
  Expenses           .10%      .10%      .10%       .10%
12b-1 Fees             --      .36%      .40%         --
                     ----      ----      ----       ----
                     .10%      .46%      .50%       .10%
                     ====      ====      ====       ====

----------------------------------------------------------
                          GIQBF*
----------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   --------
Ordinary Operating
  Expenses           .09%      .09%      .09%       .05%
12b-1 Fees             --      .23%      .30%         --
                     ----      ----      ----       ----
                     .09%      .32%      .39%       .05%
                     ====      ====      ====       ====

----------------------------------------------------------
                          GHYBF*
----------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   --------
Ordinary Operating
  Expenses           .44%      .44%      .44%       .35%
12b-1 Fees             --      .32%      .31%         --
                     ----      ----      ----       ----
                     .44%      .76%      .75%       .35%
                     ====      ====      ====       ====

----------------------------------------------------------
                          GTEF*
----------------------------------------------------------
                                        CLASS A   CLASS C
                                        -------   --------
Ordinary Operating Expenses              .07%       .07%
12b-1 Fees                                 --       .32%
                                         ----       ----
                                         .07%       .39%
                                         ====       ====

----------------------------------------------------------
                          GCMF*
----------------------------------------------------------
                    CLASS A   CLASS B   CLASS C   CLASS K
                    -------   -------   -------   --------
Administrative
  Fees               .02%      .14%      .03%       .02%
                     ====      ====      ====       ====
* Annualized.

     For the six months ended June 30, 2002, GIS voluntarily assumed $178,308, $107,318, $149,262, $44,459 and $78,633 of the ordinary operating expenses of GSP500F, GIQBF, GHYBF, GTEF and GCMF, respectively.

     GAAF is subject to a contractual annual advisory fee of .65% of its average daily net assets. However, GIS has agreed to a waiver of .15% of GAAF's annual advisory fee when GAAF is operated as a "fund of funds" so that GAAF's effective advisory fee is .50% of its average daily net assets. There are no duplicate advisory and administrative service fees charged to GAAF on assets invested in other Guardian Funds. Under an SEC exemptive order, advisory and administrative fees are paid at the underlying Fund level.

     The Portfolio, on behalf of GBGIF and GBGEMF, has an investment management agreement with Guardian Baillie Gifford Limited (GBG), a Scottish corporation formed through a joint venture between The Guardian Insurance & Annuity Company, Inc. (GIAC) and Baillie Gifford Overseas Limited (BG Overseas). GBG is responsible for the overall investment management of GBGIF and GBGEMF's portfolios, subject to the supervision of the Portfolio's Board of Trustees. GBG has entered into a sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of GBGIF and GBGEMF. GBG continually monitors and evaluates the performance of BG Overseas. As compensation for its services, GBGIF and GBGEMF pay GBG annual investment management fees of .80% and 1.00%, respectively, of their respective average daily net assets. One half of these fees is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to GBGIF or GBGEMF.

     The Guardian Fund Complex pays trustees who are not "interested persons" (as defined in the 1940 Act) fees consisting of a $5,000 per meeting fee and an annual retainer of $30,500, allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. Board committee members also receive $2,000 per committee meeting fee also allocated among all funds in the Guardian Fund Complex based on relative average daily net assets. GIS pays compensation to the Trustees who are interested persons. Certain officers and trustees of the Funds are affiliated with GIS.

     GAAF received $1,510,401 in dividends from other Guardian mutual funds.

     The retail broker/dealer operation of GIS was assumed by Park Avenue Securities LLC (PAS). PAS is a wholly-owned subsidiary of GIAC and an affiliate of GIS. For the six months ended June 30, 2002, PAS received $282,804 for brokerage commissions from the Portfolio.

Administrative Services Agreement

     Pursuant to the Administrative Services Agreement adopted by the Funds on behalf of the Class A, Class B, Class C and Class K shares, each of the Funds, except GPAF, pays GIS an administrative service fee at an annual rate of .25% of its average daily net assets. GPAF pays this fee at an annual rate of up to .25% of the average daily net assets for which a "dealer of record" has been designated. For the six months ended June 30, 2002, GPAF Class A shares paid an annualized rate of .21% of its average daily net assets under the Administrative Services Agreement.

NOTE 3.  UNDERWRITING AGREEMENT AND DISTRIBUTION PLAN

     The Portfolio has entered into an Underwriting Agreement with GIS pursuant to which GIS serves as the principal underwriter for shares of the Funds.

     For the six months ended June 30, 2002, aggregate front-end sales charges for the sale of Class A shares paid to GIS were as follows:

 FUND       COMMISSIONS    FUND       COMMISSIONS
 ----       -----------    ----       -----------
GPAF          $34,159     GBGEMF        $1,554
GPASCF          1,044     GIQBF          4,325
GAAF            2,364     GHYBF            572
GSP500F           989     GTEF             271
GBGIF           1,693

     Under Distribution Plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), each Fund is authorized to pay a monthly 12b-1 fee for certain classes of shares at an annual rate of .75% of average daily net assets of the Fund's Class B and Class C shares and .40% of average daily net assets of the Fund's Class K shares as compensation for distribution-related services provided to the Class B, Class C and Class K shares of those Funds.

     GIS is entitled to retain any CDSL imposed on certain Class B, Class C and Class K share redemptions. For the six months ended June 30, 2002, GIS received CDSL charges on Class B and Class C as follows:

             FUND               CLASS B        CLASS C
             ----               --------       -------
GPAF..........................  $298,472        $307
GPASCF........................    18,244           7
GAAF..........................    38,736         229
GSP500F.......................     2,682         773
GBGIF.........................     6,830          25
GBGEMF........................       528          --
GIQBF.........................     7,087          10
GHYBF.........................     2,974          --
GCMF..........................    40,270          21

NOTE 4.  INVESTMENT TRANSACTIONS
     Purchases and proceeds from sales of securities (excluding short-term securities) for the six months ended June 30, 2002 were as follows:

------------------------------------------------------
                           GPAF              GPASCF
------------------------------------------------------
Purchases              $611,594,859       $110,362,924
Proceeds                751,696,552         98,529,296
------------------------------------------------------
                           GAAF             GSP500F
------------------------------------------------------
Purchases              $  2,733,132       $ 15,595,589
Proceeds                 12,717,953          4,332,009
------------------------------------------------------
                          GBGIF              GBGEMF
------------------------------------------------------
Purchases              $ 23,514,644       $ 28,195,136
Proceeds                 25,900,917         21,667,624
------------------------------------------------------

------------------------------------------------------
                          GIQBF              GHYBF
------------------------------------------------------
Purchases              $261,027,473       $ 25,693,342
Proceeds                251,875,994         23,648,390
------------------------------------------------------
                           GTEF
------------------------------------------------------
Purchases              $ 87,415,345
Proceeds                 87,517,457
------------------------------------------------------

     The cost of investments owned at June 30, 2002 for federal income tax purposes was substantially the same as the cost for financial reporting purposes for the Funds. The gross unrealized appreciation and depreciation of investments excluding foreign currency at June 30, 2002, were as follows:

                                  GPAF               GPASCF
                              -------------       ------------
Appreciation                  $  95,091,065       $ 21,161,411
(Depreciation)                 (215,362,636)       (11,828,891)
                              -------------       ------------
NET UNREALIZED
  APPRECIATION/
  (DEPRECIATION)              $(120,271,571)      $  9,332,520
                              =============       ============

                                  GAAF              GSP500F
                              -------------       ------------
Appreciation                  $   1,591,397       $ 18,908,311
(Depreciation)                  (39,275,789)      (110,381,362)
                              -------------       ------------
NET UNREALIZED
  DEPRECIATION                $ (37,684,392)      $(91,473,051)
                              =============       ============

                                  GBGIF              GBGEMF
                              -------------       ------------
Appreciation                  $   6,132,815       $  5,751,960
(Depreciation)                  (14,247,973)        (5,663,377)
                              -------------       ------------
NET UNREALIZED
  APPRECIATION/
  (DEPRECIATION)              $  (8,115,158)      $     88,583
                              =============       ============

                                  GIQBF              GHYBF
                              -------------       ------------
Appreciation                  $   2,603,981       $  1,348,587
(Depreciation)                   (1,112,841)        (2,577,242)
                              -------------       ------------
NET UNREALIZED
  APPRECIATION/
  (DEPRECIATION)              $   1,491,140       $ (1,228,655)
                              =============       ============

                                  GTEF
                              -------------
Appreciation                  $   3,592,751
(Depreciation)                      (34,534)
                              -------------
NET UNREALIZED
  APPRECIATION                $   3,558,217
                              =============

NOTE 5.  REPURCHASE AGREEMENTS

     The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the collateral falls below the value of the repurchase price plus accrued interest, the applicable Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the applicable Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Board of Trustees has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

NOTE 6.  REVERSE REPURCHASE AGREEMENTS

     GAAF, GIQBF and GHYBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GAAF, GIQBF and GHYBF enter into a reverse repurchase agreement, the Funds segregate cash, U.S. government securities or liquid, unencumbered securities that are marked-to-market daily. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GAAF, GIQBF and GHYBF may be unable to deliver the securities when the Funds seek to repurchase them. Interest paid by GIQBF on reverse repurchase agreements for the six months ended June 30, 2002 amounted to $2,945.

     Information regarding transactions by GIQBF under reverse repurchase agreements is as follows:

Average amount outstanding during the period...............   $3,878,788
Weighted average interest rate during the period...........        0.82%

NOTE 7.  DOLLAR ROLL TRANSACTIONS

     GAAF, GIQBF and GHYBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at the time of delivery by different pools of mortgages.

NOTE 8.  SHARES OF BENEFICIAL INTEREST

     There is an unlimited number of $0.01 par value shares of beneficial interest authorized, divided into five classes, designated as Class A, Class B, Class C, Class K and Institutional Class shares. As of June 30, 2002: (i) GPAF, GPASCF, GAAF, GSP500F, GBGIF, GBGEMF, GIQBF and GHYBF offered all five classes;
(ii) GTEF offered Class A and Class C shares; and (iii) GCMF offered Class A, Class B, Class C and Class K shares. Through June 30, 2002, no Institutional Class shares of the Funds were sold.

     Transactions in shares of beneficial interest were as follows:

/ / THE GUARDIAN PARK AVENUE FUND

                                                       Six Months                             Six Months
                                                         Ended             Year Ended            Ended            Year Ended
                                                     June 30, 2002     December 31, 2001     June 30, 2002    December 31, 2001
                                                      (Unaudited)          (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares                                  Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                              1,529,034          14,842,764       $  47,551,251      $ 573,611,639
Shares issued in reinvestment of dividends and
  distributions                                            143,242             416,153           4,172,398         14,350,513
Shares repurchased                                      (6,347,502)        (22,513,827)       (196,041,354)      (783,686,077)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                            (4,675,226)         (7,254,910)      $(144,317,705)     $(195,723,925)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                180,693             718,681       $   5,432,264      $  24,755,865
Shares issued in reinvestment of distributions                  --              60,776                  --          2,039,204
Shares repurchased                                      (1,018,237)         (2,638,966)        (30,030,325)       (85,925,461)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                              (837,544)         (1,859,509)      $ (24,598,061)     $ (59,130,392)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                 45,973              54,217       $   1,387,122      $   1,841,039
Shares issued in reinvestment of distributions                  --               1,433                  --             47,705
Shares repurchased                                         (20,715)            (14,129)           (595,006)          (462,546)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                25,258              41,521       $     792,116      $   1,426,198
---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months         Period from         Six Months         Period from
                                                         Ended          May 15, 2001+ to         Ended         May 15, 2001+ to
                                                     June 30, 2002     December 31, 2001     June 30, 2002    December 31, 2001
                                                      (Unaudited)          (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                    Shares                                  Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                    523             225,038       $      16,056      $   8,000,086
Shares issued in reinvestment of distributions                  --               1,394                  --             48,270
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                   523             226,432       $      16,056      $   8,048,356
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN PARK AVENUE SMALL CAP FUND

                                                       Six Months                             Six Months
                                                          Ended            Year Ended            Ended            Year Ended
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                               1,782,271          2,875,873       $  28,711,295      $  44,088,643
Shares repurchased                                       (1,262,162)        (2,854,612)        (20,066,867)       (43,315,896)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                520,109             21,261       $   8,644,428      $     772,747
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                 157,798            114,334       $   2,458,976      $   1,704,176
Shares repurchased                                          (98,095)          (255,548)         (1,506,774)        (3,752,232)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                      59,703           (141,214)      $     952,202      $  (2,048,056)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                  12,047             21,280       $     186,763      $     330,284
Shares repurchased                                           (1,390)            (2,432)            (22,151)           (35,771)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 10,657             18,848       $     164,612      $     294,513
---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months         Period from         Six Months         Period from
                                                          Ended         May 15, 2001+ to         Ended         May 15, 2001+ to
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                     765            509,661       $      12,716      $   8,006,847
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                    765            509,661       $      12,716      $   8,006,847
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

/ / THE GUARDIAN ASSET ALLOCATION FUND

                                                       Six Months                             Six Months
                                                          Ended            Year Ended            Ended            Year Ended
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                 659,727          2,388,885       $   6,880,713      $  28,320,165
Shares issued in reinvestment of dividends and
  distributions                                             256,832          1,214,068           2,514,544         13,537,855
Shares repurchased                                       (1,666,986)        (5,454,837)        (17,359,319)       (62,047,718)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                               (750,427)        (1,851,884)      $  (7,964,062)     $ (20,189,698)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                 122,255            765,500       $   1,273,911      $   8,751,061
Shares issued in reinvestment of dividends and
  distributions                                              29,259            265,921             286,381          2,957,127
Shares repurchased                                         (431,545)          (811,443)         (4,454,247)        (9,255,899)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                    (280,031)           219,978       $  (2,893,955)     $   2,452,289
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                  41,738            113,855       $     432,347      $   1,390,025
Shares issued in reinvestment of dividends and
  distributions                                               3,956             44,917              38,735            499,477
Shares repurchased                                          (11,510)           (68,632)           (122,994)          (784,006)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 34,184             90,140       $     348,088      $   1,105,496
---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months         Period from         Six Months         Period from
                                                          Ended         May 15, 2001+ to         Ended         May 15, 2001+ to
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                     783            663,964       $       8,028      $   8,006,825
Shares issued in reinvestment of dividends and
  distributions                                               9,430             40,153              92,412            447,297
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 10,213            704,117       $     100,440      $   8,454,122
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN S&P 500 INDEX FUND

                                                       Six Months                             Six Months
                                                          Ended            Year Ended            Ended            Year Ended
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                 303,165         17,486,860       $   2,330,470      $ 151,684,833
Shares issued in reinvestment of dividends                   75,069            134,488             535,241          1,079,196
Shares repurchased                                          (90,866)        (1,065,290)           (677,748)        (9,081,811)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                287,368         16,556,058       $   2,187,963      $ 143,682,218
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                 141,293            414,851       $   1,080,073      $   3,329,965
Shares issued in reinvestment of dividends                      816                704               5,807              5,511
Shares repurchased                                          (79,903)           (32,153)           (587,605)          (246,498)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 62,206            383,402       $     498,275      $   3,088,978
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                 153,133            161,598       $   1,189,613      $   1,358,241
Shares issued in reinvestment of dividends                      666                643               4,743              5,039
Shares repurchased                                          (92,349)            (3,940)           (637,126)           (33,013)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 61,450            158,301       $     557,230      $   1,330,267
---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months         Period from         Six Months         Period from
                                                          Ended         May 15, 2001+ to         Ended         May 15, 2001+ to
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                      19            932,135       $         149      $   8,006,825
Shares issued in reinvestment of dividends                    2,098              2,770              14,958             21,719
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                  2,117            934,905       $      15,107      $   8,028,544
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

/ / THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND

                                                       Six Months                             Six Months
                                                          Ended            Year Ended            Ended            Year Ended
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                              16,492,748         28,034,626       $ 177,802,724      $ 341,632,919
Shares repurchased                                      (16,804,701)       (27,355,035)       (182,349,382)      (332,446,962)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                    (311,953)           679,591       $  (4,546,658)     $   9,185,957
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                  17,204             40,753       $     175,431      $     470,302
Shares repurchased                                          (63,490)          (189,444)           (638,820)        (2,136,318)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                                (46,286)          (148,691)      $    (463,389)     $  (1,666,016)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                   4,726                586       $      47,525      $       7,228
Shares repurchased                                           (5,650)              (881)            (57,480)           (11,339)
---------------------------------------------------------------------------------------------------------------------------------
NET DECREASE                                                   (924)              (295)      $      (9,955)     $      (4,111)
---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months         Period from         Six Months         Period from
                                                          Ended         May 15, 2001+ to         Ended         May 15, 2001+ to
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                      --            617,290       $          --      $   8,000,075
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                     --            617,290       $          --      $   8,000,075
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND

                                                       Six Months                             Six Months
                                                          Ended            Year Ended            Ended            Year Ended
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                               1,390,582          1,518,596       $  13,381,453      $  12,396,053
Shares repurchased                                         (591,872)        (1,397,209)         (5,644,569)       (11,524,330)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                798,710            121,387       $   7,736,884      $     871,723
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                  58,232             18,874       $     530,630      $     152,157
Shares repurchased                                           (9,931)           (30,194)            (85,170)          (230,498)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                      48,301            (11,320)      $     445,460      $     (78,341)
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                  16,237                938       $     151,108      $      11,146
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 16,237                938       $     151,108      $      11,146
---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months         Period from         Six Months         Period from
                                                          Ended         May 15, 2001+ to         Ended         May 15, 2001+ to
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                      --            958,952       $          --      $   8,006,825
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                     --            958,952       $          --      $   8,006,825
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

/ / THE GUARDIAN INVESTMENT QUALITY BOND FUND

                                                       Six Months                             Six Months
                                                          Ended            Year Ended            Ended            Year Ended
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                               5,874,818         11,603,316       $  58,251,313      $ 114,001,912
Shares issued in reinvestment of dividends and
  distributions                                             230,131            630,690           2,279,872          6,200,352
Shares repurchased                                       (5,957,101)       (10,530,768)        (58,910,912)      (103,503,358)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                147,848          1,703,238       $   1,620,273      $  16,698,906
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                 262,079            541,171       $   2,605,734      $   5,346,957
Shares issued in reinvestment of dividends and
  distributions                                              26,672             52,999             264,129            522,675
Shares repurchased                                          (71,670)          (156,075)           (708,279)        (1,540,834)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                217,081            438,095       $   2,161,584      $   4,328,798
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                  36,833             11,192       $     365,061      $     187,227
Shares issued in reinvestment of dividends and
  distributions                                              18,940             40,792             187,559            324,082
Shares repurchased                                          (12,766)                --            (126,580)                --
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 43,007             51,984       $     426,040      $     511,309
---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months         Period from         Six Months         Period from
                                                          Ended         May 15, 2001+ to         Ended         May 15, 2001+ to
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                     811            826,454       $       8,028      $   8,000,075
Shares issued in reinvestment of dividends and
  distributions                                              18,988             28,091             188,303            278,659
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 19,799            854,545       $     196,331      $   8,278,734
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN HIGH YIELD BOND FUND

                                                       Six Months                             Six Months
                                                          Ended            Year Ended            Ended            Year Ended
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                 706,755          1,013,723       $   5,051,652      $   7,660,961
Shares issued in reinvestment of dividends                  190,794            432,987           1,354,385          3,273,416
Shares repurchased                                         (625,671)        (1,787,883)         (4,486,296)       (13,591,900)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                     271,878           (341,173)      $   1,919,741      $  (2,657,523)
---------------------------------------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                  36,260            129,891       $     255,001      $   1,018,478
Shares issued in reinvestment of dividends                   40,363             89,185             286,500            671,132
Shares repurchased                                          (46,212)           (68,191)           (327,751)          (516,114)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 30,411            150,885       $     213,750      $   1,173,496
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                   3,111              4,797       $      22,202      $      39,513
Shares issued in reinvestment of dividends                   39,452             86,149             279,938            648,549
Shares repurchased                                               --             (3,157)                 --            (23,392)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 42,563             87,789       $     302,140      $     664,670
---------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months         Period from         Six Months         Period from
                                                          Ended         May 15, 2001+ to         Ended         May 15, 2001+ to
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                      --          1,041,677       $          --      $   8,000,075
Shares issued in reinvestment of dividends                   42,565             56,447             302,250            411,151
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 42,565          1,098,124       $     302,250      $   8,411,226
---------------------------------------------------------------------------------------------------------------------------------

+ Commencement of operations.

/ / THE GUARDIAN TAX-EXEMPT FUND

                                                       Six Months                             Six Months
                                                          Ended            Year Ended            Ended            Year Ended
                                                      June 30, 2002    December 31, 2001     June 30, 2002    December 31, 2001
                                                       (Unaudited)         (Audited)          (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------------------------------------
                                                                     Shares                                 Amount
---------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                               1,628,617          3,335,392       $  16,629,989      $  34,016,231
Shares issued in reinvestment of dividends and
  distributions                                             194,458            462,467           1,993,323          4,704,621
Shares repurchased                                       (2,156,312)        (2,743,458)        (22,007,424)       (28,061,348)
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                    (333,237)         1,054,401       $  (3,384,112)     $  10,659,504
---------------------------------------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                     981              6,042       $      10,000      $      61,808
Shares issued in reinvestment of dividends and
  distributions                                              13,666             34,090             140,089            346,653
---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE                                                 14,647             40,132       $     150,089      $     408,461
---------------------------------------------------------------------------------------------------------------------------------

/ / THE GUARDIAN CASH MANAGEMENT FUND

                                                                Six Months
                                                                   Ended            Year Ended
                                                               June 30, 2002    December 31, 2001
                                                                (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------
                                                                      Shares @ $1 per share
---------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                                      328,145,330        842,976,401
Shares issued in reinvestment of dividends                         3,033,234         16,144,640
Shares repurchased                                              (301,316,460)      (715,259,348)
---------------------------------------------------------------------------------------------------
NET INCREASE                                                      29,862,104        143,861,693
---------------------------------------------------------------------------------------------------
CLASS B
Shares sold                                                        3,962,530         17,186,988
Shares issued in reinvestment of dividends                            16,887            310,922
Shares repurchased                                                (4,885,589)       (13,673,695)
---------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE)                                             (906,172)         3,824,215
---------------------------------------------------------------------------------------------------
CLASS C
Shares sold                                                          693,588            145,266
Shares issued in reinvestment of dividends                            10,575            205,952
Shares repurchased                                                   (12,272)           (52,491)
---------------------------------------------------------------------------------------------------
NET INCREASE                                                         691,891            298,727
---------------------------------------------------------------------------------------------------
                                                                Six Months         Period from
                                                                   Ended         May 15, 2001+ to
                                                               June 30, 2002    December 31, 2001
                                                                (Unaudited)         (Audited)
---------------------------------------------------------------------------------------------------
                                                                      Shares @ $1 per share
---------------------------------------------------------------------------------------------------
CLASS K
Shares sold                                                          178,763          8,050,476
Shares issued in reinvestment of dividends                            24,508            101,297
Shares repurchased                                                       (25)           (27,000)
---------------------------------------------------------------------------------------------------
NET INCREASE                                                         203,246          8,124,773
---------------------------------------------------------------------------------------------------

+ Commencement of operations.

NOTE 9.  LINE OF CREDIT

     A $100,000,000 line of credit available to all of the Funds and other related Guardian Funds has been established with State Street Bank and Trust Company and Bank of Montreal. The rate of interest charged on any borrowing is based upon the prevailing Federal Funds rate at the time of the loan plus .50% calculated on a 360 day basis per annum.

For the six months ended June 30, 2002, none of the Funds borrowed against this line of credit.

     The Funds are obligated to pay State Street Bank and Trust Company and Bank of Montreal a commitment fee computed at a rate of .08% per annum on the average daily unused portion of the revolving credit.

                      (This page intentionally left blank)

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                 NET REALIZED
                                                                                 & UNREALIZED
                                                                                GAIN/(LOSS) ON
                                                                                 INVESTMENTS     INCREASE/
                                                       NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                        VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                       BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                       OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                       -----------------------------------------------------------------
THE GUARDIAN PARK AVENUE FUND
       CLASS A:
          Six months ended 6/30/2002++...............   $32.00       $ 0.07        $ (4.21)       $ (4.14)      $(0.08)
          Year ended 12/31/2001......................    41.18         0.12          (9.06)         (8.94)       (0.03)
          Year ended 12/31/2000......................    59.42        (0.09)        (10.57)        (10.66)       (0.00)+++
          Year ended 12/31/1999......................    51.88         0.13          15.04          15.17        (0.08)
          Year ended 12/31/1998......................    46.12         0.35           9.38           9.73        (0.34)
          Year ended 12/31/1997......................    37.91         0.40          12.61          13.01        (0.39)
       CLASS B:
          Six months ended 6/30/2002++...............    30.88        (0.11)         (4.01)         (4.12)          --
          Year ended 12/31/2001......................    40.08        (0.23)         (8.76)         (8.99)          --
          Year ended 12/31/2000......................    58.57        (0.43)        (10.48)        (10.91)          --
          Year ended 12/31/1999......................    51.59        (0.31)         14.84          14.53           --
          Year ended 12/31/1998......................    46.02        (0.08)          9.28           9.20           --
          Year ended 12/31/1997......................    37.90         0.00          12.54          12.54        (0.01)
       CLASS C:
          Six months ended 6/30/2002++...............    30.64        (0.33)         (3.78)         (4.11)          --
          Year ended 12/31/2001......................    39.85        (0.25)         (8.75)         (9.00)          --
          Period from 8/7/2000+ to 12/31/2000........    58.01        (0.11)        (12.59)        (12.70)          --
       CLASS K:
          Six months ended 6/30/2002++...............    31.93         0.01          (4.19)         (4.18)          --
          Period from 5/15/2001+ to 12/31/2001.......    35.55           --          (3.41)         (3.41)          --
THE GUARDIAN PARK AVENUE SMALL CAP FUND
       CLASS A:
          Six months ended 6/30/2002++...............    15.74        (0.04)         (0.26)         (0.30)          --
          Year ended 12/31/2001......................    16.93        (0.06)         (1.13)         (1.19)          --
          Year ended 12/31/2000......................    17.48        (0.05)         (0.37)         (0.42)          --
          Year ended 12/31/1999......................    12.80        (0.07)          4.75           4.68           --
          Year ended 12/31/1998......................    13.77        (0.03)         (0.83)         (0.86)          --
          Period from 4/2/1997+ to 12/31/1997........    10.00         0.00           3.91           3.91           --
       CLASS B:
          Six months ended 6/30/2002++...............    15.10        (0.11)         (0.24)         (0.35)          --
          Year ended 12/31/2001......................    16.39        (0.20)         (1.09)         (1.29)          --
          Year ended 12/31/2000......................    17.06        (0.20)         (0.34)         (0.54)          --
          Year ended 12/31/1999......................    12.61        (0.19)          4.64           4.45           --
          Year ended 12/31/1998......................    13.67        (0.15)         (0.80)         (0.95)          --
          Period from 5/6/1997+ to 12/31/1997........    10.57        (0.04)          3.28           3.24           --
       CLASS C:
          Six months ended 6/30/2002++...............    15.07        (0.12)         (0.25)         (0.37)          --
          Year ended 12/31/2001......................    16.39        (0.21)         (1.11)         (1.32)          --
          Period from 8/7/2000+ to 12/31/2000........    19.37        (0.08)         (2.77)         (2.85)          --
       CLASS K:
          Six months ended 6/30/2002++...............    15.62        (0.07)         (0.25)         (0.32)          --
          Period from 5/15/2001+ to 12/31/2001.......    15.71        (0.07)         (0.02)         (0.09)          --

  + Commencement of operations.
 ++ Unaudited.
+++ Rounds to less than $0.01.

DISTRIBUTIONS
    FROM
NET REALIZED                                             RATIOS/SUPPLEMENTAL DATA
   GAIN ON                             ------------------------------------------------------------
 INVESTMENTS                                                                   NET
 AND FOREIGN    NET ASSET                NET ASSETS,                       INVESTMENT
  CURRENCY       VALUE,                     END OF          EXPENSES      INCOME/(LOSS)   PORTFOLIO
   RELATED       END OF      TOTAL          PERIOD         TO AVERAGE      TO AVERAGE     TURNOVER
TRANSACTIONS     PERIOD     RETURN*    (000'S OMITTED)      NET ASSET      NET ASSETS       RATE
---------------------------------------------------------------------------------------------------
       --        $27.78      (12.94)%(a)  $1,415,127        0.88%(b)         0.39%(b)       33%
   $(0.21)        32.00      (21.75)       1,779,818        0.83             0.31          143
    (7.58)        41.18      (18.62)       2,589,059        0.79            (0.16)         108
    (7.55)        59.42       30.25        3,334,722        0.77             0.24           74
    (3.63)        51.88       21.30        2,990,767        0.78             0.72           55
    (4.41)        46.12       34.85        2,312,632        0.79             0.95           50
       --         26.76      (13.34)(a)      215,681        1.82(b)         (0.56)(b)       33
    (0.21)        30.88      (22.46)         274,761        1.75            (0.61)         143
    (7.58)        40.08      (19.34)         431,206        1.67            (1.03)         108
    (7.55)        58.57       29.13          507,764        1.67            (0.66)          74
    (3.63)        51.59       20.16          389,489        1.70            (0.21)          55
    (4.41)        46.02       33.53          201,746        1.73               --           50
       --         26.53      (13.41)(a)        7,244        2.02(b)         (0.75)(b)       33
    (0.21)        30.64      (22.62)           7,594        1.96            (0.81)         143
    (5.46)        39.85      (21.79)(a)        8,222        2.18(b)         (1.29)(b)      108
       --         27.75      (13.09)(a)        6,297        1.23(b)          0.03(b)        33
    (0.21)        31.93       (9.63)(a)        7,229        1.22(b)          0.02(b)       143
       --         15.44       (1.91)(a)      145,140        1.25(b)         (0.55)(b)       59
       --         15.74       (7.03)         139,774        1.28            (0.37)         131
    (0.13)        16.93       (2.35)         150,022        1.25            (0.31)         125
       --         17.48       36.56          119,032        1.34            (0.48)          92
    (0.11)        12.80       (6.35)         127,525        1.32            (0.29)          63
    (0.14)        13.77       39.16(a)       101,016        1.36(b)          0.04(b)        25
       --         14.75       (2.32)(a)       21,267        2.16(b)         (1.46)(b)       59
       --         15.10       (7.87)          20,876        2.18            (1.27)         131
    (0.13)        16.39       (3.11)          24,977        2.12            (1.18)         125
       --         17.06       35.29           22,430        2.23            (1.36)          92
    (0.11)        12.61       (7.05)          22,122        2.17            (1.14)          63
    (0.14)        13.67       30.47(a)        18,248        2.26(b)         (1.01)(b)       25
       --         14.70       (2.46)(a)        6,744        2.35(b)         (1.65)(b)       59
       --         15.07       (8.05)           6,752        2.34            (1.43)         131
    (0.13)        16.39      (14.67)(a)        7,033        2.22(b)         (1.12)(b)      125
       --         15.30       (2.05)(a)        7,807        1.57(b)         (0.87)(b)       59
       --         15.62       (0.57)(a)        7,959        1.61(b)         (0.77)(b)      131

 *  Excludes the effect of sales load.
(a) Not annualized.
(b) Annualized.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                 NET REALIZED
                                                                                 & UNREALIZED
                                                                                GAIN/(LOSS) ON
                                                                                 INVESTMENTS     INCREASE/
                                                       NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                        VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                       BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                       OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                       -----------------------------------------------------------------
THE GUARDIAN ASSET ALLOCATION FUND
       CLASS A:
          Six months ended 6/30/2002++...............   $10.84       $ 0.08        $ (1.33)       $ (1.25)      $(0.18)
          Year ended 12/31/2001......................    13.00         0.30          (1.61)         (1.31)       (0.18)
          Year ended 12/31/2000......................    14.77         0.45          (0.29)          0.16        (0.44)
          Year ended 12/31/1999......................    14.78         0.37           1.47           1.84        (0.37)
          Year ended 12/31/1998......................    14.05         0.39           2.31           2.70        (0.43)
          Year ended 12/31/1997......................    12.96         0.34           2.77           3.11        (0.34)
       CLASS B:
          Six months ended 6/30/2002++...............    10.77         0.03          (1.32)         (1.29)       (0.08)
          Year ended 12/31/2001......................    12.95         0.19          (1.59)         (1.40)       (0.11)
          Year ended 12/31/2000......................    14.72         0.32          (0.27)          0.05        (0.33)
          Year ended 12/31/1999......................    14.73         0.23           1.47           1.70        (0.23)
          Year ended 12/31/1998......................    14.00         0.24           2.31           2.55        (0.28)
          Year ended 12/31/1997......................    12.92         0.17           2.77           2.94        (0.18)
       CLASS C:
          Six months ended 6/30/2002++...............    10.77         0.01          (1.34)         (1.33)       (0.05)
          Year ended 12/31/2001......................    12.94         0.17          (1.64)         (1.47)       (0.03)
          Period from 8/7/2000+ to 12/31/2000........    14.72         0.15          (0.78)         (0.63)       (0.23)
       CLASS K:
          Six months ended 6/30/2002++...............    10.82         0.05          (1.35)         (1.30)       (0.13)
          Period from 5/15/2001+ to 12/31/2001.......    12.06         0.11          (0.68)         (0.57)          --
THE GUARDIAN S&P 500 INDEX FUND
       CLASS A:
          Six months ended 6/30/2002++...............     7.90         0.03          (1.08)         (1.05)       (0.03)
          Year ended 12/31/2001......................     9.07         0.06          (1.17)         (1.11)       (0.06)
          Period from 7/25/2000+ to 12/31/2000.......    10.06         0.03          (0.99)         (0.96)       (0.03)
       CLASS B:
          Six months ended 6/30/2002++...............     7.88         0.01          (1.09)         (1.08)       (0.00)+++
          Year ended 12/31/2001......................     9.05         0.01          (1.18)         (1.17)       (0.00)+++
          Period from 7/25/2000+ to 12/31/2000.......    10.06         0.00          (1.01)         (1.01)          --
       CLASS C:
          Six months ended 6/30/2002++...............     7.88         0.01          (1.09)         (1.08)       (0.00)+++
          Year ended 12/31/2001......................     9.05         0.01          (1.17)         (1.16)       (0.01)
          Period from 7/25/2000+ to 12/31/2000.......    10.06         0.00          (1.01)         (1.01)          --
       CLASS K:
          Six months ended 6/30/2002++...............     7.90         0.02          (1.09)         (1.07)       (0.02)
          Period from 5/15/2001+ to 12/31/2001.......     8.59         0.02          (0.69)         (0.67)       (0.02)
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
       CLASS A:
          Six months ended 6/30/2002++...............    11.09         0.05          (0.45)         (0.40)          --
          Year ended 12/31/2001......................    14.28         0.01          (3.20)         (3.19)          --
          Year ended 12/31/2000......................    23.36        (0.06)         (5.52)         (5.58)          --
          Year ended 12/31/1999......................    18.41         0.01           6.68           6.69           --
          Year ended 12/31/1998......................    16.08         0.02           3.13           3.15        (0.01)
          Year ended 12/31/1997......................    15.22         0.02           1.66           1.68           --

  + Commencement of operations.
 ++ Unaudited.
+++ Rounds to less than $0.01.

                    DISTRIBUTIONS
                        FROM
                    NET REALIZED
                       GAIN ON
    DISTRIBUTIONS    INVESTMENTS
      IN EXCESS      AND FOREIGN                 NET ASSET
       OF NET         CURRENCY                    VALUE,
     INVESTMENT        RELATED      TAX RETURN    END OF      TOTAL
       INCOME       TRANSACTIONS    OF CAPITAL    PERIOD     RETURN*
---------------------------------------------------------------------
           --              --             --      $ 9.41      (11.62)%(c)
           --          $(0.67)            --       10.84      (10.23)
           --           (1.49)            --       13.00        1.00
           --           (1.48)            --       14.77       12.99
           --           (1.54)            --       14.78       19.41
           --           (1.68)            --       14.05       24.44
           --              --             --        9.40      (12.04)(c)
           --           (0.67)            --       10.77      (10.99)
           --           (1.49)            --       12.95        0.26
           --           (1.48)            --       14.72       12.09
           --           (1.54)            --       14.73       18.32
           --           (1.68)            --       14.00       23.09
           --              --             --        9.39      (12.36)(c)
           --           (0.67)            --       10.77      (11.48)
           --           (0.92)            --       12.94       (4.18)(c)
           --              --             --        9.39      (12.06)(c)
           --           (0.67)            --       10.82       (4.85)(c)
           --              --             --        6.82      (13.32)(c)
           --              --             --        7.90      (12.25)
           --           (0.00)(f)         --        9.07       (9.53)(c)
           --              --             --        6.80      (13.65)(c)
           --              --             --        7.88      (12.87)
           --           (0.00)(f)         --        9.05      (10.00)(c)
           --              --             --        6.80      (13.65)(c)
           --              --             --        7.88      (12.87)
           --           (0.00)(f)         --        9.05      (10.00)(c)
           --              --             --        6.81      (13.60)(c)
           --              --             --        7.90       (7.76)(c)
           --              --             --       10.69       (3.61)(c)
           --              --             --       11.09      (22.34)
           --           (3.26)        $(0.24)      14.28      (23.81)
       $(0.03)          (1.71)            --       23.36       37.21
           --           (0.81)            --       18.41       19.61
        (0.16)          (0.66)            --       16.08       11.07


                                  RATIOS/SUPPLEMENTAL DATA
     -----------------------------------------------------------------------------------
                                                                    NET
       NET ASSETS,                      EXPENSES      GAAF      INVESTMENT
         END OF          EXPENSES       WAIVED/      GROSS     INCOME/(LOSS)   PORTFOLIO
         PERIOD         TO AVERAGE     SUBSIDIZED   EXPENSE     TO AVERAGE     TURNOVER
     (000'S OMITTED)   NET ASSETS(a)     BY GIS     RATIO(b)    NET ASSETS       RATE
---------------------------------------------------------------------
        $139,866           0.41%(d)(e)    0.74%(e)    1.04%(e)      1.33%(e)       1%
         169,386           0.47(d)        0.63        1.01          2.44          51
         227,228           0.46(d)        0.60        1.10          3.07          11
         227,031           0.48(d)        0.58        1.08          2.48          16
         194,827           0.60(d)        0.52        1.13          2.52          23
         136,948           0.95(d)        0.19        1.18          2.50          58
          36,473           1.21(d)(e)     0.74(e)     1.84(e)       0.53(e)        1
          44,813           1.28(d)        0.63        1.82          1.62          51
          51,024           1.28(d)        0.60        1.91          2.29          11
          40,914           1.31(d)        0.58        1.91          1.66          16
          27,545           1.48(d)        0.52        2.02          1.70          23
          14,066           2.04(d)        0.19        2.21          1.50          58
           7,367           1.45(d)(e)     0.74(e)     2.07(e)       0.32(e)        1
           8,080           1.46(d)        0.63        2.00          1.43          51
           8,544           1.49(d)(e)     0.55(e)     2.07(e)       2.61(e)       11
           6,710           0.72(d)(e)     0.74(e)     1.35(e)       1.04(e)        1
           7,619           0.75(d)(e)     0.72(e)     1.37(e)       1.57(e)       51
         240,687           0.53(e)        0.10(e)       --          0.92(e)        1
         276,645           0.53           0.10          --          0.87           1
         167,487           0.53(e)        0.21(e)       --          0.71(e)        4
           8,796           1.28(e)        0.46(e)       --          0.17(e)        1
           9,705           1.28           0.47          --          0.09           1
           7,677           1.28(e)        0.47(e)       --         (0.04)(e)       4
           6,972           1.28(e)        0.50(e)       --          0.17(e)        1
           7,598           1.28           0.49          --          0.09           1
           7,296           1.28(e)        0.47(e)       --         (0.04)(e)       4
           6,384           0.93(e)        0.10(e)       --          0.52(e)        1
           7,383           0.93(e)        0.15(e)       --          0.47(e)        1
          74,639           1.61(e)          --          --          0.76(e)       24
          80,856           1.53             --          --          0.06          63
          94,482           1.45             --          --         (0.29)         78
         148,727           1.44             --          --         (0.03)         54
          93,871           1.56             --          --         (0.01)         44
          66,999           1.62             --          --          0.07          55

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Amounts include the expenses of the underlying Funds.
(c) Not annualized.
(d) Amounts do not include the expenses of the underlying Funds.
(e) Annualized.
(f) Rounds to less than $0.01.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                 NET REALIZED
                                                                                 & UNREALIZED
                                                                                GAIN/(LOSS) ON
                                                                                 INVESTMENTS     INCREASE/
                                                       NET ASSET      NET        AND FOREIGN     (DECREASE)   DIVIDENDS
                                                        VALUE,     INVESTMENT      CURRENCY         FROM       FROM NET
                                                       BEGINNING    INCOME/        RELATED       INVESTMENT   INVESTMENT
                                                       OF PERIOD     (LOSS)      TRANSACTIONS    OPERATIONS     INCOME
                                                       -----------------------------------------------------------------
THE GUARDIAN BAILLIE GIFFORD INTERNATIONAL FUND
       CLASS B:
          Six months ended 6/30/2002++...............   $10.38       $(0.06)       $ (0.38)       $ (0.44)          --
          Year ended 12/31/2001......................    13.54        (0.20)         (2.96)         (3.16)          --
          Year ended 12/31/2000......................    22.61        (0.11)         (5.46)         (5.57)          --
          Year ended 12/31/1999......................    17.97        (0.12)          6.47           6.35           --
          Year ended 12/31/1998......................    15.87        (0.09)          3.00           2.91           --
          Year ended 12/31/1997......................    15.12        (0.11)          1.52           1.41           --
       CLASS C:
          Six months ended 6/30/2002++...............    10.40        (0.02)         (0.42)         (0.44)          --
          Year ended 12/31/2001......................    13.55        (0.12)         (3.03)         (3.15)          --
          Period from 8/7/2000+ to 12/31/2000........    19.19        (0.09)         (2.20)         (2.29)          --
       CLASS K:
          Six months ended 6/30/2002++...............    10.94         0.03          (0.44)         (0.41)          --
          Period from 5/15/2001+ to 12/31/2001.......    12.96        (0.04)         (1.98)         (2.02)          --
THE GUARDIAN BAILLIE GIFFORD EMERGING MARKETS FUND
       CLASS A:
          Six months ended 6/30/2002++...............     8.45         0.02           0.56           0.58           --
          Year ended 12/31/2001......................     8.31         0.01           0.13           0.14           --
          Year ended 12/31/2000......................    11.13        (0.55)         (2.05)         (2.60)      $(0.22)
          Year ended 12/31/1999......................     6.66        (0.07)          4.72           4.65        (0.18)
          Year ended 12/31/1998......................     9.38         0.01          (2.73)         (2.72)       (0.00)+++
          Period from 4/2/1997+ to 12/31/1997........    10.00         0.04          (0.63)         (0.59)       (0.03)
       CLASS B:
          Six months ended 6/30/2002++...............     7.98        (0.04)          0.55           0.51           --
          Year ended 12/31/2001......................     7.97        (0.10)          0.11           0.01           --
          Year ended 12/31/2000......................    10.65         0.08          (2.76)         (2.68)          --
          Year ended 12/31/1999......................     6.44        (0.27)          4.48           4.21           --
          Year ended 12/31/1998......................     9.30        (0.18)         (2.68)         (2.86)          --
          Period from 5/6/1997+ to 12/31/1997........    10.28        (0.09)         (0.89)         (0.98)          --
       CLASS C:
          Six months ended 6/30/2002++...............     8.00        (0.04)          0.54           0.50           --
          Year ended 12/31/2001......................     7.98        (0.09)          0.11           0.02           --
          Period from 8/7/2000+ to 12/31/2000........     9.92        (0.08)         (1.86)         (1.94)          --
       CLASS K:
          Six months ended 6/30/2002++...............     8.36        (0.01)          0.58           0.57           --
          Period from 5/15/2001+ to 12/31/2001.......     8.35        (0.06)          0.07           0.01           --
THE GUARDIAN INVESTMENT QUALITY BOND FUND
       CLASS A:
          Six months ended 6/30/2002++...............     9.86         0.24           0.10           0.34        (0.24)
          Year ended 12/31/2001......................     9.61         0.50           0.30           0.80        (0.50)
          Year ended 12/31/2000......................     9.33         0.60           0.28           0.88        (0.60)
          Year ended 12/31/1999......................     9.99         0.53          (0.63)         (0.10)       (0.53)
          Year ended 12/31/1998......................     9.91         0.53           0.23           0.76        (0.53)
          Year ended 12/31/1997......................     9.70         0.58           0.21           0.79        (0.58)

  + Commencement of operations.
 ++ Unaudited.
+++ Rounds to less than $0.01.

      DISTRIBUTIONS
         FROM NET
         REALIZED
         GAIN ON
       INVESTMENTS                   NET ASSET
       AND FOREIGN                    VALUE,
     CURRENCY RELATED   TAX RETURN    END OF      TOTAL
       TRANSACTIONS     OF CAPITAL    PERIOD     RETURN*
--------------------------------------------------------
              --              --      $ 9.94      (4.24)%(c)
              --              --       10.38     (23.34)
          $(3.26)         $(0.24)      13.54     (24.56)
           (1.71)             --       22.61      36.16
           (0.81)             --       17.97      18.36
           (0.66)             --       15.87       9.37
              --              --        9.96      (4.23)(c)
              --              --       10.40     (23.25)
           (3.11)          (0.24)      13.55     (11.72)(c)
              --              --       10.53      (3.75)(c)
              --              --       10.94     (15.59)(c)
              --              --        9.03       6.86(c)
              --              --        8.45       1.68
              --              --        8.31     (23.88)
              --              --       11.13      69.91
              --              --        6.66     (28.97)
              --              --        9.38      (5.86)(c)
              --              --        8.49       6.39(c)
              --              --        7.98       0.13
              --              --        7.97     (25.16)
              --              --       10.65      65.37
              --              --        6.44     (30.75)
              --              --        9.30      (9.71)(c)
              --              --        8.50       6.25(c)
              --              --        8.00       0.25
              --              --        7.98     (19.56)(c)
              --              --        8.93       6.82(c)
              --              --        8.36       0.12(c)
              --              --        9.96       3.46(c)
           (0.05)             --        9.86       8.55
              --              --        9.61       9.81
           (0.03)             --        9.33      (1.02)
           (0.15)             --        9.99       7.89
              --              --        9.91       8.43


                                         RATIOS/SUPPLEMENTAL DATA
     -------------------------------------------------------------------------------------------------
                                                EXPENSES                          NET
        NET ASSETS,                            (EXCLUDING                     INVESTMENT
          END OF             EXPENSES       INTEREST EXPENSE)    EXPENSES    INCOME/(LOSS)   PORTFOLIO
          PERIOD            TO AVERAGE         TO AVERAGE       SUBSIDIZED    TO AVERAGE     TURNOVER
      (000'S OMITTED)    NET ASSETS(a)(b)     NET ASSETS(a)       BY GIS      NET ASSETS       RATE
------------------------------------------------------------------------------------------------------
         $  7,418              2.80%(d)             --               --          (0.47)%(d)      24%
            8,228              2.62                 --               --          (1.05)          63
           12,747              2.43                 --               --          (1.27)          78
           15,623              2.45                 --               --          (1.03)          54
           10,216              2.67                 --               --          (1.13)          44
            6,268              2.91                 --               --          (1.46)          55
            5,286              2.78(d)              --               --          (0.44)(d)       24
            5,530              2.60                 --               --          (1.04)          63
            7,208              2.51(d)              --               --          (1.52)(d)       78
            6,497              1.86(d)              --               --           0.48(d)        24
            6,753              1.84(d)              --               --          (0.60)(d)       63
           28,348              2.07(d)              --               --           0.19(d)        47
           19,777              2.39                 --               --          (0.19)         101
           18,439              2.18                 --               --          (0.86)         101
           32,940              2.43                 --               --          (1.07)          96
           16,342              2.55                 --               --           0.18           83
           21,472              2.31(d)              --               --           0.61(d)        36
            6,812              3.17(d)              --               --          (0.97)(d)       47
            6,023              3.51                 --               --          (1.28)         101
            6,105              3.79                 --               --          (2.54)         101
            2,320              5.07                 --               --          (3.70)          96
            1,367              5.04                 --               --          (2.31)          83
            2,009              4.24(d)              --               --          (0.02)(d)       36
            7,035              3.09(d)              --               --          (0.89)(d)       47
            6,486              3.34                 --               --          (1.12)         101
            6,466              3.49(d)              --               --          (2.31)(d)      101
            8,561              2.32(d)              --               --          (0.13)(d)       47
            8,020              2.63(d)              --               --          (1.23)(d)      101
          147,789              0.85(d)            0.85%(d)         0.09%(d)       4.83(d)       148
          144,900              0.86               0.85             0.09           5.11          414
          124,805              0.85               0.85             0.09           6.41          344
          139,661              0.81               0.80             0.13           5.49          271
          142,199              0.85               0.75             0.21           5.24          309
           98,935              0.75                 --             0.29           5.94          313

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Expense ratio includes interest expense associated with reverse repurchase agreements.
(c) Not annualized.
(d) Annualized.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:

                                                                                 NET REALIZED
                                                                                 & UNREALIZED
                                                                                GAIN/(LOSS) ON
                                                                                 INVESTMENTS     INCREASE/
                                                       NET ASSET                 AND FOREIGN     (DECREASE)   DIVIDENDS
                                                        VALUE,        NET          CURRENCY         FROM       FROM NET
                                                       BEGINNING   INVESTMENT      RELATED       INVESTMENT   INVESTMENT
                                                       OF PERIOD     INCOME      TRANSACTIONS    OPERATIONS     INCOME
                                                       -----------------------------------------------------------------
THE GUARDIAN INVESTMENT QUALITY BOND FUND
       CLASS B:
          Six months ended 6/30/2002++...............   $ 9.86       $ 0.20        $  0.10        $  0.30       $(0.20)
          Year ended 12/31/2001......................     9.60         0.43           0.31           0.74        (0.43)
          Period from 8/7/2000+ to 12/31/2000........     9.41         0.22           0.19           0.41        (0.22)
       CLASS C:
          Six months ended 6/30/2002++...............     9.86         0.20           0.10           0.30        (0.20)
          Year ended 12/31/2001......................     9.60         0.43           0.31           0.74        (0.43)
          Period from 8/7/2000+ to 12/31/2000........     9.41         0.22           0.19           0.41        (0.22)
       CLASS K:
          Six months ended 6/30/2002++...............     9.87         0.22           0.10           0.32        (0.22)
          Period from 5/15/2001+ to 12/31/2001.......     9.68         0.28           0.24           0.52        (0.28)
THE GUARDIAN HIGH YIELD BOND FUND
       CLASS A:
          Six months ended 6/30/2002++...............     7.19         0.28          (0.35)         (0.07)       (0.28)
          Year ended 12/31/2001......................     7.66         0.69          (0.47)          0.22        (0.69)
          Year ended 12/31/2000......................     8.98         0.77          (1.32)         (0.55)       (0.77)
          Year ended 12/31/1999......................     9.84         0.78          (0.84)         (0.06)       (0.78)
          Period from 9/1/1998+++ to 12/31/1998......     9.26         0.38           0.58           0.96        (0.38)
       CLASS B:
          Six months ended 6/30/2002++...............     7.18         0.25          (0.34)         (0.09)       (0.25)
          Year ended 12/31/2001......................     7.66         0.64          (0.48)          0.16        (0.64)
          Year ended 12/31/2000......................     8.97         0.68          (1.31)         (0.63)       (0.68)
          Year ended 12/31/1999......................     9.83         0.67          (0.84)         (0.17)       (0.67)
          Period from 9/1/1998+++ to 12/31/1998......     9.26         0.31           0.57           0.88        (0.31)
       CLASS C:
          Six months ended 6/30/2002++...............     7.18         0.25          (0.35)         (0.10)       (0.25)
          Year ended 12/31/2001......................     7.65         0.64          (0.47)          0.17        (0.64)
          Period from 8/7/2000+ to 12/31/2000........     8.47         0.28          (0.82)         (0.54)       (0.28)
       CLASS K:
          Six months ended 6/30/2002++...............     7.19         0.26          (0.35)         (0.09)       (0.26)
          Period from 5/15/2001+ to 12/31/2001.......     7.68         0.39          (0.49)         (0.10)       (0.39)
THE GUARDIAN TAX-EXEMPT FUND
       CLASS A:
          Six months ended 6/30/2002++...............    10.09         0.20           0.27           0.47        (0.20)
          Year ended 12/31/2001......................    10.10         0.41           0.06           0.47        (0.41)
          Year ended 12/31/2000......................     9.40         0.43           0.70           1.13        (0.43)
          Year ended 12/31/1999......................    10.13         0.40          (0.73)         (0.33)       (0.40)
          Year ended 12/31/1998......................     9.99         0.43           0.17           0.60        (0.43)
          Year ended 12/31/1997......................     9.61         0.44           0.38           0.82        (0.44)
       CLASS C:
          Six months ended 6/30/2002++...............    10.09         0.16           0.27           0.43        (0.16)
          Year ended 12/31/2001......................    10.10         0.34           0.06           0.40        (0.34)
          Period from 8/7/2000+ to 12/31/2000........     9.77         0.14           0.33           0.47        (0.14)

  + Commencement of operations.
 ++ Unaudited.
+++ Date of initial public investment.

DISTRIBUTIONS
    FROM
NET REALIZED                                                            RATIOS/SUPPLEMENTAL DATA
   GAIN ON                            ---------------------------------------------------------------------------------------------
 INVESTMENTS                                                                    EXPENSES                        NET
 AND FOREIGN    NET ASSET               NET ASSETS,                            (EXCLUDING                    INVESTMENT
  CURRENCY       VALUE,                    END OF            EXPENSES       INTEREST EXPENSE)    EXPENSES      INCOME     PORTFOLIO
   RELATED       END OF      TOTAL         PERIOD           TO AVERAGE         TO AVERAGE       SUBSIDIZED   TO AVERAGE   TURNOVER
TRANSACTIONS     PERIOD     RETURN*    (000' OMITTED)    NET ASSETS(a)(b)     NET ASSETS(a)       BY GIS     NET ASSETS     RATE
-----------------------------------------------------------------------------------------------------------------------------------
       --         $9.96       3.08%(c)     $15,326             1.60%(d)           1.60%(d)         0.32%(d)     4.10%(d)     148%
   $(0.05)         9.86       7.86         13,036              1.61               1.60             0.31         4.31         414
       --          9.60       4.40(c)       8,493              1.60(d)            1.60(d)          0.34(d)      5.78(d)      344
       --          9.96       3.08(c)       9,607              1.60(d)            1.60(d)          0.39(d)      4.09(d)      148
    (0.05)         9.86       7.85          9,090              1.61               1.60             0.36         4.36         414
       --          9.60       4.39(c)       8,356              1.60(d)            1.60(d)          0.34(d)      5.78(d)      344
       --          9.97       3.26(c)       8,716              1.25(d)            1.25(d)          0.05(d)      4.45(d)      148
    (0.05)         9.87       5.43(c)       8,436              1.26(d)            1.25(d)          0.08(d)      4.48(d)      414
       --          6.84     (0.98)(c)      34,029              0.85(d)             --              0.44(d)      8.05(d)       43
       --          7.19       2.87         33,797              0.85                --              0.47         9.21         141
       --          7.66     (6.53)         38,646              0.85                --              0.38         9.03         163
    (0.02)         8.98     (0.63)         54,178              0.75                --              0.40         8.34         152
       --          9.84       9.24(c)      51,288              0.75(d)             --              0.51(d)      8.31(d)       11
       --          6.84     (1.22)(c)       7,996              1.60(d)             --              0.76(d)      7.30(d)       43
       --          7.18       1.96          8,182              1.60                --              0.78         8.42         141
       --          7.66     (7.32)          7,567              1.74                --              0.77         8.37         163
    (0.02)         8.97     (1.78)          3,184              1.87                --              1.00         7.22         152
       --          9.83       8.61(c)       2,482              2.33(d)             --              0.51(d)      6.85(d)       11
       --          6.83     (1.36)(c)       7,579              1.60(d)             --              0.75(d)      7.30(d)       43
       --          7.18       2.09          7,657              1.60                --              0.71         8.43         141
       --          7.65     (6.42)(c)       7,491              1.60(d)             --              0.63(d)      8.74(d)      163
       --          6.84     (1.18)(c)       7,804              1.25(d)             --              0.35(d)      7.65(d)       43
       --          7.19     (1.31)(c)       7,893              1.25(d)             --              0.41(d)      8.36(d)      141
       --         10.36       4.68(c)     107,185              0.87(d)(e)          --              0.07(d)      3.90(d)       76
    (0.07)        10.09       4.78        107,676              0.91(e)             --              0.09         4.03         181
       --         10.10      12.29         97,185              0.88(e)             --              0.07         4.43         124
    (0.00)(f)      9.40     (3.29)         97,908              0.86(e)             --              0.08         4.11         144
    (0.03)        10.13       6.11         70,720              0.75                --              0.26         4.29         111
       --          9.99       8.74         47,360              0.75                --              0.31         4.51         202
       --         10.36       4.29(c)       9,177              1.62(d)(e)          --              0.39(d)      3.16(d)       76
    (0.07)        10.09       3.99          8,783              1.66(e)             --              0.37         3.28         181
       --         10.10       4.87(c)       8,391              1.65(d)(e)          --              0.31(d)      3.62(d)      124

 *  Excludes the effect of sales load.
(a) After expenses subsidized by GIS.
(b) Expense ratio includes interest expense associated with reverse repurchase agreements.
(c) Not annualized.
(d) Annualized. For GHYBF, ratios for 1998 are calculated from 7/7/98 (commencement of operations).
(e) Before offset of custody credits. Including the custody credits in Class A, the expense ratio is 0.80% for 1999 and 0.85% for 2000, 2001 and June, 2002; In Class C the expense ratio is 1.60% for 2000, 2001 and June, 2002.
(f) Rounds to less than $0.01.

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIODS INDICATED:


                                                            NET ASSET                DIVIDENDS    NET ASSET
                                                             VALUE,        NET        FROM NET     VALUE,
                                                            BEGINNING   INVESTMENT   INVESTMENT    END OF      TOTAL
                                                            OF PERIOD     INCOME       INCOME      PERIOD     RETURN*
                                                            ---------------------------------------------------------
THE GUARDIAN CASH MANAGEMENT FUND
       CLASS A:
          Six months ended 6/30/2002++....................   $1.000       $0.005      $(0.005)     $1.000      0.50%+++
          Year ended 12/31/2001...........................    1.000        0.032       (0.032)      1.000      3.27
          Year ended 12/31/2000...........................    1.000        0.056       (0.056)      1.000      5.69
          Year ended 12/31/1999...........................    1.000        0.044       (0.044)      1.000      4.45
          Year ended 12/31/1998...........................    1.000        0.047       (0.047)      1.000      4.76
          Year ended 12/31/1997...........................    1.000        0.047       (0.047)      1.000      4.81
       CLASS B:
          Six months ended 6/30/2002++....................    1.000        0.001       (0.001)      1.000      0.12+++
          Year ended 12/31/2001...........................    1.000        0.025       (0.025)      1.000      2.48
          Year ended 12/31/2000...........................    1.000        0.052       (0.052)      1.000      5.34
          Year ended 12/31/1999...........................    1.000        0.044       (0.044)      1.000      4.45
          Year ended 12/31/1998...........................    1.000        0.047       (0.047)      1.000      4.76
          Year ended 12/31/1997...........................    1.000        0.047       (0.047)      1.000      4.81
       CLASS C:
          Six months ended 6/30/2002++....................    1.000        0.001       (0.001)      1.000      0.12+++
          Year ended 12/31/2001...........................    1.000        0.025       (0.025)      1.000      2.48
          Period from 8/7/2000+ to 12/31/2000.............    1.000        0.020       (0.020)      1.000      2.03+++
       CLASS K:
          Six months ended 6/30/2002++....................    1.000        0.003       (0.003)      1.000      0.30+++
          Period from 5/15/2001+ to 12/31/2001............    1.000        0.013       (0.013)      1.000      1.26+++

  * Excludes the effect of sales load.
  + Commencement of operations.
 ++ Unaudited
+++ Not annualized.

                 RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------
                                                   NET
  NET ASSETS,                                   INVESTMENT
     END OF          EXPENSES       EXPENSES      INCOME
     PERIOD         TO AVERAGE     SUBSIDIZED   TO AVERAGE
(000'S OMITTED)    NET ASSETS(a)     BY GIS     NET ASSETS
----------------------------------------------------------
    $635,907           0.85%(b)       0.02%(b)     1.00%(b)
     606,045           0.85           0.04         3.13
     462,183           0.85           0.07         5.57
     390,106           0.85           0.09         4.41
     225,997           0.85           0.19         4.65
     132,523           0.85           0.28         4.71
      14,778           1.60(b)        0.14(b)      0.25(b)
      15,685           1.60           0.12         2.37
      11,860           1.14           0.63         5.25
      13,782           0.85           0.93         4.41
      12,430           0.85           0.97         4.65
       5,864           0.85           1.10         4.71
       9,184           1.60(b)        0.03(b)      0.25(b)
       8,492           1.60           0.04         2.47
       8,193           1.60(b)        0.13(b)      5.06(b)
       8,328           1.25(b)        0.02(b)      0.60(b)
       8,125           1.25(b)        0.01(b)      1.99(b)

(a) After expenses subsidized by GIS.
(b) Annualized.

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

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

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
-  TRUSTEES                            -  INVESTMENT ADVISER & DISTRIBUTOR

   Joseph D. Sargent -- Chair             Guardian Investor Services LLC
   Frank J. Fabozzi, Ph.D.                7 Hanover Square
   Arthur V. Ferrara, CLU                 New York, New York 10004
   Leo R. Futia, CLU
   William W. Hewitt, Jr.              -  CUSTODIAN OF ASSETS
   Sidney L. Lirtzman, Ph.D.
   Carl W. Schafer                        State Street Bank and Trust Company
   Robert G. Smith, Ph.D.                 Custodian Division
                                          1776 Heritage Drive
-  OFFICERS                               North Quincy, Massachusetts 02171

   Frank J. Jones -- President         -  SHAREHOLDER SERVICING AGENT,
   Daniel P. Breslin                      TRANSFER AGENT & DIVIDEND
   Lori E. Bostrom                        PAYING AGENT FOR STATE STREET
   Joseph A. Caruso                       BANK AND TRUST COMPANY
   Howard W. Chin
   Richard A. Goldman                     National Financial Data Services
   Alexander M. Grant, Jr.                Post Office Box 219611
   Edward H. Hocknell                     Kansas City, Missouri 64121-9611
   Jonathan C. Jankus
   Stewart M. Johnson                  -  INDEPENDENT AUDITORS
   Ann T. Kearney
   Peter J. Liebst                        Ernst & Young LLP
   R. Robin Menzies                       787 Seventh Avenue
   Nydia Morrison                         New York, New York 10019
   John B. Murphy
   Karen L. Olvany
   Frank L. Pepe
   Richard T. Potter, Jr.
   Robert A. Reale
   Thomas G. Sorell
   Donald P. Sullivan, Jr.
   Matthew P. Ziehl




Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank or depository institution, nor are they federally insured by the Federal Deposit Insurance Corporation. The Federal Reserve Board, the National Credit Union Association, or any other agency. They involve investment risk, including possible loss of principal amount invested.

This report is authorized for distribution to the public only when accompanied or preceded by a current prospectus for the funds which comprise The Park Avenue Portfolio.



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Guardian Investor Services LLC
7 Hanover Square
New York, New York 10004

                                                          PRESORTED STANDARD
                                                          U.S. POSTAGE PAID
                                                          NEWARK, NJ
                                                          PERMIT NO. 45

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Guardian Investor Services LLC
7 Hanover Square
New York, New York 10004